                                             Registration Statement No. 33-13054
                                                                        811-5092

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 16

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 18


             THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES
                           (Exact name of Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                           (Name of Insurance Company)

                     ONE TOWER SQUARE, HARTFORD, CONNECTICUT
                 06183 (Address of Insurance Company's Principal
                               Executive Offices)

    Insurance Company's Telephone Number, including Area Code: (860) 277-0111

                                ERNEST J. WRIGHT
                       Secretary to the Board of Managers
             The Travelers Timed Bond Account for Variable Annuities
                                One Tower Square
                           Hartford, Connecticut 06183
                     (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering:  ____________________


It is proposed that this filing will become effective (check appropriate box):

____     immediately upon filing pursuant to paragraph (b) of Rule 485.
  X      on May 1, 1999 pursuant to paragraph (b) of Rule 485.
____     60 days after filing pursuant to paragraph (a)(1) of Rule 485.
____     on ___________ pursuant to paragraph (a)(1) of Rule 485.
____     75 days after filing pursuant to paragraph (a)(2).
____     on ___________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate check the following box:

____ This post-effective amendment designates a new effective date for as previously filed post-effective amendment.

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                               UNIVERSAL ANNUITY
                                   PROSPECTUS
--------------------------------------------------------------------------------


This prospectus describes Universal Annuity, a flexible premium variable annuity Contract (the "Contract") issued by The Travelers Insurance Company (the "Company," "us" or "we").



The Contract's value will vary daily to reflect the investment experience of the funding options you select and the interest credited to the Fixed (Flexible Annuity) Account. The variable funding options are:


                           MANAGED SEPARATE ACCOUNTS

Travelers Growth and Income Stock Account   ("Account GIS")
Travelers Money Market Account
  ("Account MM")
Travelers Quality Bond Account
  ("Account QB")
Travelers Timed Aggressive Stock Account   ("Account TAS")
Travelers Timed Growth and Income Stock
  Account ("Account TGIS")
Travelers Timed Short-Term Bond Account   ("Account TSB")

                    TRAVELERS FUND U FOR VARIABLE ANNUITIES

Capital Appreciation Fund
Dreyfus Stock Index Fund
High Yield Bond Trust
Managed Assets Trust
AMERICAN ODYSSEY FUNDS, INC.
  Core Equity Fund
  Emerging Opportunities Fund
  Global High-Yield Bond Fund
  Intermediate-Term Bond Fund
  International Equity Fund
  Long-Term Bond Fund
DREYFUS VARIABLE INVESTMENT FUND
  Small Cap Portfolio
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND
  VIP Equity Income Portfolio
  VIP Growth Portfolio
  VIP High Income Portfolio
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II
  VIP II Asset Manager Portfolio
TEMPLETON VARIABLE PRODUCTS SERIES FUND

  Templeton Asset Allocation Fund
     (Class 1)


  Templeton Bond Fund (Class 1)


  Templeton Stock Fund (Class 1)

TRAVELERS SERIES FUND, INC.
  Alliance Growth Portfolio
  MFS Total Return Portfolio
  Putnam Diversified Income Portfolio
  Smith Barney High Income Portfolio
  Smith Barney International Equity Portfolio
  Smith Barney Large Cap Value Portfolio
TRAVELERS SERIES TRUST
  Disciplined Mid Cap Stock Portfolio
  Social Awareness Stock Portfolio
  U.S. Government Securities Portfolio
  Utilities Portfolio


THE FIXED ACCOUNT IS DESCRIBED IN APPENDIX A. SOME OF THE FUNDING OPTIONS MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR FUND U'S UNDERLYING FUNDS. PLEASE READ AND RETAIN THEM FOR FUTURE REFERENCE.



This prospectus provides the information that you should know before investing. You can receive additional information by requesting a Statement of Additional Information ("SAI") dated May 1, 1999. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. To request a free copy write to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, call 1-800-842-9368, or access the SEC's website (http://www.sec.gov). See Appendix C for the SAI's table of contents.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.



                          PROSPECTUS DATED MAY 1, 1999

                               TABLE OF CONTENTS


Summary.........................................    3
Fee Table.......................................    6
Condensed Financial Information.................    8
The Variable Annuity Contract...................    9
  Contract Owner Inquiries......................    9
  Purchase Payments.............................    9
  Accumulation Units............................    9
  The Funding Options...........................    9
  Transfers.....................................   12
    Dollar-Cost Averaging (Automated
      Transfers)................................   12
    Asset Allocation Advice.....................   13
  Tactical Asset Allocation Services............   14
    Tactical Asset Allocation Risks.............   14
  Access to your Contract Values................   15
    Systematic Withdrawals......................   15
  Charges and Deductions........................   16
    General.....................................   16
    Withdrawal Charge...........................   16
    Free Withdrawal Allowance...................   18
    Premium Tax.................................   18
    Administrative Charge.......................   18
    Mortality and Expense Risk Charge...........   18
    Funding Option Expenses.....................   18
    Tactical Asset Allocation Services Fees.....   18
    Managed Separate Account: Management and
      Fees......................................   19
  Ownership Provisions..........................   20
    Types of Ownership..........................   20
    Beneficiary.................................   20
    Annuitant...................................   21
  Death Benefit.................................   21
    Payment of Proceeds.........................   21
    Death Proceeds after the Maturity Date......   22
The Annuity Period..............................   22
    Maturity Date...............................   22
    Allocation of Annuity.......................   23
    Variable Annuity............................   23
    How We Determine the First Annuity Payment..   23
    How We Determine Payments after the First
      Annuity Payment...........................   23
    Fixed Annuity...............................   23
  Payout Options................................   24
    Election of Options.........................   24
    Annuity Options.............................   24
    Income Options..............................   25
Miscellaneous Contract Provisions...............   25
    Right to Return.............................   25
    Termination of Individual Contract..........   26
    Termination of Group Contract or Account....   26
    Distribution from One Account to Another
      Account...................................   27
    Required Reports............................   27
    Change of Contract..........................   27
    Assignment..................................   28
    Suspension of Payments......................   28
Other Information...............................   28
    The Insurance Company.......................   28
    Financial Statements........................   28
    IMSA........................................   28
    Year 2000 Compliance........................   29
    Distribution of Variable Annuity
      Contracts.................................   29
    Conformity with State and Federal Laws......   29
    Voting Rights...............................   30
    Legal Proceedings and Opinions..............   30
The Separate Accounts...........................   31
    Performance Information.....................   31
Federal Tax Considerations......................   32
    General Taxation of Annuities...............   32
    Types of Contracts: Qualified or
      Nonqualified..............................   32
    Investor Control............................   33
    Mandatory Distributions for Qualified
      Plans.....................................   33
    Nonqualified Annuity Contracts..............   33
    Qualified Annuity Contracts.................   34
    Penalty Tax for Premature Distributions.....   34
    Diversification Requirements................   34
Managed Separate Accounts.......................   34
The Travelers Growth and Income Stock Account
  For Variable Annuities (Account GIS)..........   35
The Travelers Quality Bond Account For Variable
  Annuities (Account QB)........................   36
The Travelers Money Market Account For Variable
  Annuities (Account MM)........................   37
The Travelers Timed Growth and Income Stock
  Account For Variable Annuities (Account
  TGIS).........................................   39
The Travelers Timed Short-Term Bond Account For
  Variable Annuities (Account TSB)..............   40
The Travelers Timed Aggressive Stock Account For
  Variable Annuities (Account TAS)..............   41
The Travelers Timed Bond Account For Variable
  Annuities(Account TB).........................   42
Investments, Practices and Risks of the Managed
  Separate Accounts.............................   43
Investments at a Glance.........................   46
Appendix A (The Fixed Account)..................  A-1
Appendix B (Condensed Financial Information)....  B-1
Appendix C (Contents of Statement of Additional
  Information...................................  C-1


                             INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.


Accumulation Units..............................    9
Annuitant.......................................   21
Annuity Payments................................   22
Annuity Unit....................................    9
Cash Surrender Value............................   15
Cash Value......................................    9
Contract Date...................................    9
Contract Owner (You, Your or Owner).............    9
Contract Year...................................    9
Funding Option(s)...............................    9
Income Payments.................................   25
Individual Account..............................    9
Managed Separate Account........................   19
Maturity Date...................................   22
Owner's Account.................................    9
Participant.....................................    9
Participant's Interest..........................    9
Purchase Payment................................    9
Written Request.................................    9

                                    SUMMARY:


                          TRAVELERS UNIVERSAL ANNUITY



THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE PROSPECTUS CAREFULLY.



CAN YOU GIVE ME A DESCRIPTION OF THE VARIABLE ANNUITY CONTRACT? The Contract is intended for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the variable funding options and/or to the Fixed (Flexible Annuity) Account. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You may gain or lose money in the funding options.



The Contract, like all deferred variable annuity contracts has two phases: the accumulation phase and the payout phase. During the accumulation phase, under a qualified contract, generally your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.



During the payout phase, you may choose to receive income payments from the Fixed Account or the variable funding options. If you want to receive scheduled payments from your annuity, you can choose from a number of annuity options.



Once you elect an annuity option or an income option and begin to receive payments, it cannot be changed. During the payout phase, you have the same investment choices you had during the accumulation phase. If amounts are directed to the variable funding options, the dollar amount of your payments may increase or decrease.



WHO SHOULD PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) Individual Retirement Annuities (IRA) or IRA Rollover pursuant to Section 408 of the Internal Revenue Code of 1986, as amended; and (3) qualified retirement plans (which include contracts qualifying under Section 401(a), 403(b), 408(b) or 457 of the Internal Revenue Code.



You may purchase a qualified Contract with an initial payment of at least $20, except in the case of an IRA, for which the minimum initial payment is $1,000. Under a qualified Contract, you may make additional payments of at least $20. For nonqualified Contracts, the minimum initial purchase payment is $1,000, and $100 thereafter.



WHO IS THE CONTRACT ISSUED TO? If you purchase an individual contract, you are the contract owner. If a group "allocated" contract is purchased, we issue certificates to the individual participants. Where we refer to "you," we are referring to the individual contract owner, or to the group participant, as applicable. For convenience, we refer to both contracts and certificates as "contracts."



We issue group contracts in connection with retirement plans. Depending on your retirement plan provisions, certain features and/or funding options described in this prospectus may not be available to you (for example, dollar-cost averaging, the CHART program, etc.). Your retirement plan provisions supercede the prospectus. If you have any questions about your specific retirement plan, contact your plan administrators.



IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you receive a full refund of the Cash Value (including charges). Where state law requires a longer right to return (free look), or the return of the purchase payments, we will comply. You bear the investment risk during the free look period; therefore, the Cash Value returned to you may be greater or less than your purchase payment. If the Contract is purchased as an Individual Retirement Annuity (IRA), and is returned within the first seven days after Contract delivery, your full purchase payment will be refunded. During the remainder of the IRA free look period, the Cash Value (including charges) will be refunded. The Cash Value will be determined as of the close of business on the day we receive a written request for a refund.



WHAT TYPES OF INVESTMENT OPTIONS ARE AVAILABLE? You can direct your money into the Fixed Account and any or all of the variable funding options shown on the cover page. The funding options are described in the prospectuses for the funds. Depending on market conditions, you may make or lose money in any of these options.



The value of the Contract will vary depending upon the investment performance of the funding options you choose. Refer to the SAI for performance information for each funding option. Past performance is not a guarantee of future results.



You can transfer between the funding options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At the minimum, we would always allow at least one transfer every six months.



WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. For each contract we deduct a semiannual administrative charge of $15. The annual insurance charge is 1.25% of the amounts you direct to the variable funding options. Each funding option also charges for management, any applicable asset allocation fee and other expenses. Please refer to the Fee Table for more information about the charges.



If you withdraw amounts from the Contract, we may deduct a withdrawal charge. The charge equals 5% of each purchase payment if withdrawn within 5 years of the payment date. If you withdraw all amounts under the Contract, or if you begin receiving annuity/income payments, the Company may be required by your state to deduct a premium tax.



HOW WILL MY CONTRIBUTIONS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. You will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving payments. Under a nonqualified Contract, payments are made with after-tax dollars, and any earnings accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract.



If you own a qualified Contract, and reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum distribution amount required by federal law. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.



HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. A withdrawal charge may apply. After the first contract year, you may withdraw up to 10% of the cash value (as of the end of the previous contract year) without a deferred sales charge. Of course, you may have to pay income taxes, a federal tax penalty or premium taxes on any money you take out.



You may choose to receive monthly, quarterly, semiannual or annual ("systematic") withdrawals of at least $50 if your Contract's cash value is $5,000 or more. All applicable sales charges and premium taxes will be deducted.



WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the owner, joint owner or annuitant. Assuming you are the Annuitant, if you die before you move to the income phase, the person you have chosen as your beneficiary will receive a death benefit. The death benefit paid depends on your age at the time of your death. The death benefit is calculated as of the close of the business day on which the Home Office receives due proof of death.



Any amount paid will be reduced by any applicable premium tax, outstanding loans or surrenders not previously deducted. Certain states may have varying age requirements. Please refer to the Death Benefit section of the prospectus for more details.



ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:



        - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Funding Options each month, theoretically giving you a lower average cost per unit over time as compared to a single one-time purchase. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee a profit nor prevent loss in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.



        - TACTICAL ASSET ALLOCATION PROGRAM. If allowed, you may elect to enter into a separate Tactical Asset Allocation services agreement with registered investment advisers who provide Tactical Asset Allocation services. These agreements permit the registered investment advisers to act on your behalf by transferring all or a portion of the Cash Value from one Market Timed Account to another. The registered investment advisers can transfer funds only from one Market Timed Account to another Market Timed Account. Purchase Payments are allocated to the following Funding Options when you participate in the Tactical Asset Allocation Program: Travelers Timed Growth and Income Stock Account; Travelers Timed Short-Term Bond Account and Travelers Timed Aggressive Stock Account. The Tactical Asset Allocation Program and applicable fees are fully described in a separate Disclosure Statement.



        - ASSET ALLOCATION ADVICE. If allowed, you may elect to enter into a separate advisory agreement with Copeland Financial Services, Inc. ("Copeland"), an affiliate of the Company, for the purpose of receiving asset allocation advice under Copeland's CHART Program. The CHART Program allocates all Purchase Payments among the American Odyssey Funds. The CHART Program and applicable fees are fully described in a separate Disclosure Statement.

                                   FEE TABLE
--------------------------------------------------------------------------------
                  ACCOUNTS GIS, QB, MM, TGIS, TSB, TAS AND TB
                        FUND U AND ITS UNDERLYING FUNDS

CONTRACT CHARGES AND EXPENSES

     CONTINGENT DEFERRED SALES CHARGE (as a percentage of
      purchase payments withdrawn)
        If withdrawn within 5 years after the purchase
        payment is made.....................................   5.00%
        If withdrawn 5 or more years after the purchase
        payment is made.....................................      0%
     SEMIANNUAL CONTRACT ADMINISTRATIVE CHARGE..............       $15
ANNUAL SEPARATE ACCOUNT EXPENSES
     MORTALITY AND EXPENSE RISK CHARGE (as a percentage of
       average net assets of
        Managed Separate Accounts and Fund U)...............   1.25%
FUNDING OPTION EXPENSES:
(as a percentage of average daily net assets of the funding
  option as of December 31, 1998, unless otherwise noted.)


                                                                            MARKET            ANNUAL
               INVESTMENT ALTERNATIVE                  MANAGEMENT FEE   TIMING FEE(1)      EXPENSES(2)
---------------------------------------------------------------------------------------------------------
MANAGED SEPARATE ACCOUNTS
    Travelers Growth and Income Stock Account (GIS)..       0.56%             n/a              0.56%
    Travelers Money Market Account (MM)..............       0.32%             n/a              0.32%
    Travelers Quality Bond Account (QB)..............       0.32%             n/a              0.32%
    Travelers Timed Aggressive Stock Account (TAS)...       0.35%            1.25%             1.60%
    Travelers Timed Bond Account (TB)*...............       0.50%            1.25%             1.75%
    Travelers Timed Growth and Income Stock Account
      (TGIS).........................................       0.32%            1.25%             1.57%
    Travelers Timed Short-Term Bond Account (TSB)....       0.32%            1.25%             1.57%


 * Travelers Timed Bond Account. Not available to new Contract Owners.


                                                                                              TOTAL
                                                                                         ANNUAL OPERATING
                                                       MANAGEMENT FEE   OTHER EXPENSES       EXPENSES
                                                       (AFTER EXPENSE   (AFTER EXPENSE    (AFTER EXPENSE
                                                       REIMBURSEMENT)   REIMBURSEMENT)    REIMBURSEMENT)
---------------------------------------------------------------------------------------------------------
UNDERLYING FUNDING OPTIONS
Capital Appreciation Fund............................       0.75%            0.10%             0.85%
Dreyfus Stock Index Fund.............................       0.25%            0.01%             0.26%
High Yield Bond Trust................................       0.50%            0.32%             0.82%
Managed Assets Trust.................................       0.50%            0.10%             0.60%
AMERICAN ODYSSEY FUNDS, INC.
    Core Equity Fund.................................       0.56%            0.09%             0.65%
    Emerging Opportunities Fund......................       0.73%            0.14%             0.87%(3)
    Global High-Yield Bond Fund......................       0.63%            0.15%             0.78%(4)
    Intermediate-Term Bond Fund......................       0.49%            0.11%             0.60%
    International Equity Fund........................       0.60%            0.13%             0.73%
    Long-Term Bond Fund..............................       0.50%            0.10%             0.60%
AMERICAN ODYSSEY FUNDS, INC.**
    Core Equity Fund.................................       0.56%            1.34%             1.90%
    Emerging Opportunities Fund......................       0.73%            1.39%             2.12%(3)
    Global High-Yield Bond Fund......................       0.63%            1.40%             2.03%(4)
    Intermediate-Term Bond Fund......................       0.49%            1.36%             1.85%
    International Equity Fund........................       0.60%            1.38%             1.98%
    Long-Term Bond Fund..............................       0.50%            1.35%             1.85%
DREYFUS VARIABLE INVESTMENT FUND
    Small Cap Portfolio..............................       0.75%            0.02%             0.77%
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND
    Equity Income Portfolio..........................       0.49%            0.08%             0.57%(5)
    Growth Portfolio.................................       0.59%            0.07%             0.66%(5)
    High Income Portfolio............................       0.58%            0.12%             0.70%
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II
    Asset Manager Portfolio..........................       0.54%            0.09%             0.63%(5)

                                                                                              TOTAL
                                                                                         ANNUAL OPERATING
                                                       MANAGEMENT FEE   OTHER EXPENSES       EXPENSES
                                                       (AFTER EXPENSE   (AFTER EXPENSE    (AFTER EXPENSE
                                                       REIMBURSEMENT)   REIMBURSEMENT)    REIMBURSEMENT)
---------------------------------------------------------------------------------------------------------
TEMPLETON VARIABLE PRODUCTS SERIES FUND
    Templeton Asset Allocation Fund..................       0.60%            0.18%             0.78%
    Templeton Bond Fund..............................       0.50%            0.23%             0.73%
    Templeton Stock Fund.............................       0.70%            0.19%             0.89%
TRAVELERS SERIES FUND, INC.
    Alliance Growth Portfolio........................       0.80%            0.02%             0.82%(6)
    G.T. Global Strategic Income Portfolio*..........       0.80%            0.23%             1.03%(6)
    MFS Total Return Portfolio.......................       0.80%            0.04%             0.84%(6)
    Putnam Diversified Income Portfolio..............       0.75%            0.12%             0.87%(6)
    Smith Barney High Income Portfolio...............       0.60%            0.07%             0.67%(6)
    Smith Barney International Equity Portfolio......       0.90%            0.10%             1.00%(6)
    Smith Barney Large Cap Value Portfolio
      (formerly Smith Barney Income and Growth
      Portfolio).....................................       0.65%            0.03%             0.68%(6)
THE TRAVELERS SERIES TRUST
    Disciplined Mid Cap Stock Portfolio..............       0.70%            0.25%             0.95%(7)
    Social Awareness Stock Portfolio.................       0.65%            0.19%             0.84%
    U.S. Government Securities Portfolio.............       0.32%            0.13%             0.45%
    Utilities Portfolio..............................       0.65%            0.15%             0.80%


NOTES:


The purpose of this Fee Table is to help you understand the various costs and expenses that you will bear, directly or indirectly, under the Contract. The information, except as noted, reflects expenses of the managed separate accounts as well as Fund U and its underlying funds for the fiscal year ending December 31, 1998. For additional information, including possible waivers or reductions of these expenses, see "Charges and Deductions." Expenses shown do not include premium taxes, which may apply. "Other Expenses" include operating costs of the Separate Account or fund. These expenses are reflected in each Fund's net asset value and are not deducted from the account value under the Contract.


 * Not available to new Contract Owners.

** Includes 1.25% CHART asset allocation fee.

(1) Contract Owners may discontinue market timing services at any time and thereby avoid any subsequent fees for those services by transferring to a non-timed account.


(2) These figures do not include the mortality and expense risk fee which is deducted from the daily unit values of the separate account.



(3) Management Fees for the AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND reflect the period 05/01/98 to 12/31/98. May 1, 1998, the Fund adopted its current fee structure.



(4) Fees and expenses for the AMERICAN ODYSSEY GLOBAL HIGH YIELD BOND FUND reflect the period 05/01/98 to 12/31/98. On May 1, 1998, the Fund adopted its current fee structure and investment objective and strategy.



(5) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized. As a result of uninvested cash balances were used to reduce custodian expenses. Without these reductions, the Total Annual Operating Expenses in this table would have been 0.64% for VIP II ASSET MANAGER PORTFOLIO, 0.58% for VIP EQUITY INCOME PORTFOLIO, and 0.68% for VIP GROWTH PORTFOLIO.



(6) Expenses are as of October 31, 1998 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 1998.



(7) Other Expenses reflect the current expense reimbursement arrangement with Travelers where Travelers has agreed to reimburse the Portfolio for the amount by which its aggregate expenses (including management fees, but excluding brokerage commissions, interest charges and taxes) exceeds 0.95%. Without such arrangement, the Total Annual Operating Expenses for the Portfolio would have been 1.22% for the TRAVELERS DISCIPLINED MID CAP STOCK PORTFOLIO.

EXAMPLE*

Assuming a 5% annual return on assets, a $1,000 investment would be subject to the following expenses:
--------------------------------------------------------------------------------


                                            IF CONTRACT IS SURRENDERED AT THE       IF CONTRACT IS NOT SURRENDERED OR
                                                   END OF PERIOD SHOWN             ANNUITIZED AT END OF PERIOD SHOWN:
                                          -------------------------------------   -------------------------------------
         INVESTMENT ALTERNATIVE           1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------------------------
MANAGED SEPARATE ACCOUNTS
   Account GIS..........................   $70      $112      $157       $231      $20      $ 62      $107       $231
   Account MM...........................    68       105       144        205       18        55        94        205
   Account QB...........................    68       105       144        205       18        55        94        205
   Account TAS..........................    81       143       209        334       31        93       159        334
   Account TB**.........................    82       148       216        348       32        98       166        348
   Account TGIS.........................    80       142       207        331       30        92       157        331
   Account TSB..........................    80       142       207        331       30        92       157        331
UNDERLYING FUNDING OPTIONS
Capital Appreciation Fund...............    73       121       172        261       23        71       122        261
Dreyfus Stock Index Fund................    67       103       141        199       17        53        91        199
High Yield Bond Trust...................    73       120       170        258       23        70       120        258
Managed Assets Trust....................    71       113       159        235       21        63       109        235
AMERICAN ODYSSEY FUNDS, INC.(1)
   Core Equity Fund.....................    71       115       161        240       21        65       111        240
   Emerging Opportunities Fund..........    73       122       173        263       23        72       123        263
   Global High-Yield Bond Fund..........    72       119       168        253       22        69       118        253
   Intermediate-Term Bond Fund..........    71       113       159        235       21        63       109        235
   International Equity Fund............    72       117       165        248       22        67       115        248
   Long-Term Bond Fund..................    71       113       159        235       21        63       109        235
AMERICAN ODYSSEY FUNDS, INC.(2)
   Core Equity Fund.....................    83       152       223        361       33       102       173        361
   Emerging Opportunities Fund..........    86       159       234        381       36       109       184        381
   Global High-Yield Bond Fund..........    85       156       229        373       35       106       179        373
   Intermediate-Term Bond Fund..........    83       151       221        357       33       101       171        357
   International Equity Fund............    84       154       227        369       34       104       177        369
   Long-Term Bond Fund..................    83       151       221        357       33       101       171        357
DREYFUS VARIABLE INVESTMENT FUND
   Small Cap Portfolio..................    72       119       168        252       22        69       118        252
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND
   Equity Income Portfolio..............    70       112       157        232       20        62       107        232
   Growth Portfolio.....................    71       115       162        241       21        65       112        241
   High Income Portfolio................    72       116       164        245       22        66       114        245
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II
   Asset Manager Portfolio..............    71       114       160        238       21        64       110        238
TEMPLETON VARIABLE PRODUCTS SERIES FUND
   Templeton Asset Allocation Fund......    72       119       168        253       22        69       118        253
   Templeton Bond Fund..................    72       117       165        248       22        67       115        248
   Templeton Stock Fund.................    73       122       174        265       23        72       124        265
TRAVELERS SERIES FUND, INC.
   Alliance Growth Portfolio............    73       120       170        258       23        70       120        258
   G.T. Global Strategic Income
      Portfolio**                           78       128       182        279       28        78       132        279
   MFS Total Return Portfolio...........    73       121       171        260       23        71       121        260
   Putnam Diversified Income
     Portfolio..........................    73       122       173        263       23        72       123        263
   Smith Barney High Income Portfolio...    71       116       162        242       21        66       112        242
   Smith Barney International Equity
     Portfolio..........................    75       125       179        276       25        75       129        276
   Smith Barney Large Cap Value
     Portfolio
     (formerly Smith Barney Income and
     Growth Portfolio)..................    71       116       163        243       21        66       113        243
THE TRAVELERS SERIES TRUST
   Disciplined Mid Cap Stock
     Portfolio..........................    74       124       177        271       24        74       127        271
   Social Awareness Stock Portfolio.....    73       121       171        260       23        71       121        260
   U.S. Government Securities
     Portfolio..........................    69       109       151        219       19        59       101        219
   Utilities Portfolio..................    73       119       169        256       23        69       119        256



 * THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE EXAMPLE REFLECTS THE $15 SEMIANNUAL CONTRACT FEE AS AN ANNUAL CHARGE OF 0.171% OF ASSETS.


** Not currently available to new Contract Owners in most states.

 (1) Reflects expenses that would be incurred for those Contract Owners who DO NOT participate in the CHART Asset Allocation Program.

 (2) Reflects expenses that would be incurred for those Contract Owners who DO participate in the CHART Asset Allocation Program.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

See Appendix B, page B-1.

                         THE VARIABLE ANNUITY CONTRACT
--------------------------------------------------------------------------------


Travelers Universal Annuity is designed to help you accumulate money for retirement. Certificates are issued to individual participants under a group contract. Under the Contract, you (the contract owner or participant, as applicable) make purchase payments to us and we credit them to your account. We promise to pay you an income in the form of annuity or income payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding options that you select. You assume the risk of gain or loss according to the performance of the funding options. The cash value is the amount of purchase payments, plus or minus any investment experience or interest. The cash value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the maturity date the cash value will equal or exceed the total purchase payments made under the Contract. The date the Contract and its benefits become effective is referred to as the contract date. Each 12-month period following this contract date is called a contract year. The record of accumulation units credited to an owner is called the owner's account. The record of accumulation units credited to a participant is called the individual account, or participant's interest.



Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that written information must be sent to our Home Office in a form and content satisfactory to us.



CONTRACT OWNER INQUIRIES



If you have any questions about the Contract, call the Company's Home Office at 1-800-599-9460.


PURCHASE PAYMENTS


The initial purchase payment must be paid before the Contract becomes effective.



Minimum purchase payment amounts are:


  - IRAs: $1,000


  - Other tax-qualified retirement plans: $20 per participant (subject to plan requirements)


  - Nonqualified contacts: $1,000; minimum of $100 for subsequent payment



We will apply the initial purchase payment within two business days after we receive it in good order at our Home Office. Subsequent purchase payments received in good order will be credited within one business day. Our business day ends when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.


ACCUMULATION UNITS


An accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and may increase or decrease from day to day. When we receive a purchase payment, we determine the number of accumulation units credited to the Contract by dividing the amount directed to each funding option by the value of the accumulation unit. We calculate the value of an accumulation unit for each funding option each day after the New York Stock Exchange closes. After the value is calculated, your account is credited. The period between the contract effective date and the maturity date is the accumulation period. During the annuity period (i.e., after the maturity date), you are credited with annuity units.


THE FUNDING OPTIONS


You choose which of the variable funding options to have your purchase payments allocated to. These include the managed separate accounts and the subsections of Fund U, which invest in the underlying mutual funds. You will find detailed information about the options and their inherent risks in the current prospectuses for the funding options which must accompany this prospectus. You are not investing directly in the underlying mutual fund. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. You may obtain additional copies of the prospectuses by contacting your registered representative or by calling 1-800-842-8573.



From time to time we may add new funding options. Some of the funding options may not be available in every state due to various insurance regulations or in every plan, due to plan restrictions.



The current funding options are listed below, along with their investment advisers and any subadviser:



-----------------------------------------------------------------------------------------------------------------
        INVESTMENT                                  INVESTMENT                                 INVESTMENT
          OPTIONS                                   OBJECTIVE                              ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
MANAGED SEPARATE ACCOUNTS
  Travelers Growth and       Seeks long-term accumulation of principal through         Travelers Asset Management
  Income Stock Account       capital appreciation and retention of net investment      International Corporation
                             income.                                                   ("TAMIC")
                                                                                       Subadviser: Travelers
                                                                                       Investment Management
                                                                                       Company ("TIMCO")
  Travelers Money Market     Seeks preservation of capital, a high degree of           TAMIC
  Account                    liquidity and the highest possible current income
                             available from certain short-term money market
                             securities.
  Travelers Quality Bond     Seeks current income, moderate capital volatility and     TAMIC
  Account                    total return.
  Travelers Timed            Seeks growth of capital by investing primarily in a       TIMCO
  Aggressive Stock Account   broadly diversified portfolio of common stocks.
  Travelers Timed Growth     Seeks long-term accumulation of principal through         TIMCO
  and Income Stock           capital appreciation and retention of net investment
                             income.
  Travelers Timed Short-     Seeks high current income with limited price volatility.  TIMCO
  Term Bond Account
FUNDING OPTIONS
Capital Appreciation Fund    Seeks growth of capital through the use of common         TAMIC
                             stocks. Income is not an objective. The Fund invests      Subadviser: Janus Capital
                             principally in common stocks of small to large companies  Corp.
                             which are expected to experience wide fluctuations in
                             price in both rising and declining markets.
Dreyfus Stock Index Fund     Seeks to provide investment results that correspond to    Mellon Equity Securities
                             the price and yield performance of publicly traded
                             common stocks in the aggregate, as represented by the
                             Standard & Poor's 500 Composite Stock Price Index.
High Yield Bond Trust        Seeks generous income. The assets of the High Yield Bond  TAMIC
                             Trust will be invested in bonds which, as a class, sell
                             at discounts from par value and are typically high risk
                             securities.
Managed Assets Trust         Seeks high total investment return through a fully        TAMIC
                             managed investment policy in a portfolio of equity, debt  Subadviser: TIMCO and convertible securities.
AMERICAN ODYSSEY FUNDS,
  INC.
  Core Equity Fund           Seeks maximum long-term total return by investing         American Odyssey Funds
                             primarily in common stocks of well-established            Management, Inc.
                             companies.                                                Subadviser: Equinox
                                                                                       Capital Management, LLC.
  Emerging Opportunities     Seeks maximum long-term total return by investing         American Odyssey Funds
  Fund                       primarily in common stocks of small, rapidly growing      Management, Inc.
                             companies.                                                Subadvisers: SG Cowen
                                                                                       Asset Management and
                                                                                       Chartwell Investment
                                                                                       Partners
  Global High-Yield Bond     Seeks maximum long-term total return (capital             American Odyssey Funds
  Fund                       appreciation and income) by investing primarily in        Management, Inc.
                             high-yield debt securities from the United States and     Subadviser: Credit Suisse
                             abroad.                                                   Asset Management

-----------------------------------------------------------------------------------------------------------------
        INVESTMENT                                  INVESTMENT                                 INVESTMENT
          OPTIONS                                   OBJECTIVE                              ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
AMERICAN ODYSSEY FUNDS, INC. (CONTINUED)
  Intermediate-Term Bond     Seeks maximum long-term total return by investing         American Odyssey Funds
  Fund                       primarily in intermediate-term corporate debt             Management, Inc.
                             securities, U.S. government securities, mortgage-related  Subadviser: TAMIC securities and asset-backed securities, as well as money
                             market instruments.
  International Equity Fund  Seeks maximum long-term total return by investing         American Odyssey Funds
                             primarily in common stocks of established non-U.S.        Management, Inc.
                             companies.                                                Subadviser: Bank of
                                                                                       Ireland Asset Management
                                                                                       (U.S.) Limited
  Long-Term Bond Fund        Seeks maximum long-term total return by investing         American Odyssey Funds
                             primarily in long-term corporate debt securities, U.S.    Management, Inc.
                             government securities, mortgage-related securities, and   Subadviser: Western Asset
                             asset-backed securities, as well as money market          Management Company
                             instruments.
DREYFUS VARIABLE INVESTMENT FUND
  Small Cap Portfolio        Seeks to maximize capital appreciation.                   The Dreyfus Corporation
FIDELITY'S VARIABLE
INSURANCE PRODUCTS FUND
  VIP Equity Income          Seeks reasonable income by investing primarily in         Fidelity Management &
  Portfolio                  income- producing equity securities, in choosing these    Research Company
                             securities, the portfolio manager will also consider the
                             potential for capital appreciation.
  VIP Growth Portfolio       Seeks capital appreciation by purchasing common stocks    Fidelity Management &
                             of well-known, established companies, and small emerging  Research Company growth companies, although its investments are not
                             restricted to any one type of security. Capital
                             appreciation may also be found in other types of
                             securities, including bonds and preferred stocks.
  VIP High Income Portfolio  Seeks to obtain a high level of current income by         Fidelity Management &
                             investing primarily in high yielding, lower-rated,        Research Company
                             fixed-income securities, while also considering growth
                             of capital.
FIDELITY'S VARIABLE
INSURANCE PRODUCTS FUND II
  VIP II Asset Manager       Seeks high total return with reduced risk over the        Fidelity Management &
  Portfolio                  long-term by allocating its assets among stocks, bonds    Research Company
                             and short-term fixed-income instruments.
TEMPLETON VARIABLE PRODUCTS
SERIES FUND
  Templeton Asset            Seeks a high level of total return with reduced risk      Templeton Investment
  Allocation Fund (Class 1)  over the long term through a flexible policy of           Counsel, Inc.
                             investing in stocks of companies in any nation and debt
                             obligations of companies and governments of any nation.
  Templeton Bond Fund        Seeks high current income by investing primarily in debt  Templeton Global Bond
  (Class 1)                  securities of companies, governments and government       Managers
                             agencies of various nations throughout the world.
  Templeton Stock Fund       Seeks capital growth by investing primarily in common     Templeton Investment
  (Class 1)                  stocks issued by companies, large and small, in various   Counsel, Inc.
                             nations throughout the world.
TRAVELERS SERIES FUND, INC.
  Alliance Growth Portfolio  Seeks long-term growth of capital by investing            Travelers Investment
                             predominantly in equity securities of companies with a    Adviser ("TIA")
                             favorable outlook for earnings and whose rate of growth   Subadviser: Alliance
                             is expected to exceed that of the U.S. economy over       Capital Management L.P.
                             time. Current income is only an incidental
                             consideration.
  MFS Total Return           Seeks to obtain above-average income (compared to a       TIA
  Portfolio                  portfolio entirely invested in equity securities)         Subadviser: Massachusetts
                             consistent with the prudent employment of capital.        Financial Services Company
                             Generally, at least 40% of the Portfolio's assets will    ("MFS")
                             be invested in equity securities.
  Putman Diversified Income  Seeks high current income consistent with preservation    TIA
  Portfolio                  of capital. The Portfolio will allocate its investments   Subadviser: Putnam
                             among the U.S. Government Sector, the High Yield Sector,  Investment Management,
                             and the International Sector of the fixed income          Inc.
                             securities markets.

-----------------------------------------------------------------------------------------------------------------
        INVESTMENT                                  INVESTMENT                                 INVESTMENT
          OPTIONS                                   OBJECTIVE                              ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND, INC.
  (CONTINUED)
  Smith Barney High Income   Seeks high current income. Capital appreciation is a      SSBC Fund Management Inc.
  Portfolio                  secondary objective. The Portfolio will invest at least   ("SSBC")
                             65% of its assets in high-yielding corporate debt
                             obligations and preferred stock.
  Smith Barney               Seeks total return on assets from growth of capital and   SSBC
  International Equity       income by investing at least 65% of its assets in a
  Portfolio                  diversified portfolio of equity securities of
                             established non-U.S. issuers.
  Smith Barney Large Cap     Seeks current income and long-term growth of income and   SSBC
  Value Portfolio            capital by investing primarily, but not exclusively, in
                             common stocks.
THE TRAVELERS SERIES TRUST
  Disciplined Mid Cap Stock  Seeks growth of capital by investing primarily in a       TAMIC
  Portfolio                  broadly diversified portfolio of common stocks.           Subadvisor: TIMCO
  Social Awareness Stock     Seeks long-term capital appreciation and retention of     SSBC
  Portfolio                  net investment income by selecting investments,
                             primarily common stocks, which meet the social criteria
                             established for the Portfolio. Social criteria currently
                             excludes companies that derive a significant portion of
                             their revenues from the production of tobacco, tobacco
                             products, alcohol, or military defense systems, or in
                             the provision of military defense related services or
                             gambling services.
  U.S. Government            Seeks to select investments from the point of view of an  TAMIC
  Securities Portfolio       investor concerned primarily with highest credit
                             quality, current income and total return. The assets of
                             the U.S. Government Securities Portfolio will be
                             invested in direct obligations of the United States, its
                             agencies and instrumentalities.
  Utilities Portfolio        Seeks to provide current income by investing in equity    SSBC
                             and debt securities of companies in the utility
                             industries.



                                   TRANSFERS

--------------------------------------------------------------------------------


Up to 30 days before the maturity date, you may transfer all or part of the cash value among available variable funding options. There are no charges or restrictions on the amount or frequency of transfers currently; however we reserve the right to charge a fee for any transfer request, and to limit transfers to one in any six-month period. This does not apply to transfers by third party market timing services among timed funding options. During the annuity period, transfers are allowed only with our consent. Please refer to Appendix A for information regarding transfers between the Fixed Account and the variable funding options.



Since the available funding options have different investment advisory fees, a transfer from one funding option to another could result in higher or lower investment advisory fees. (See "Investment Advisory Fees.") We reserve the right to modify transfer privileges at any time and to charge for transfers upon 30 days' notice to the contract owner (where permitted by law).


DOLLAR COST AVERAGING (AUTOMATED TRANSFERS)


Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you (the Owner, or Participant, if permitted,) to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract so that more accumulation units are purchased in a funding option if the value per unit is low and fewer accumulation units are purchased if the value per unit is high. Therefore, a lower-than-average cost per unit may be achieved over the long run.

You may elect the DCA Program through written request or other method acceptable to the Company. Certain minimums may apply to enroll in the program and to amounts transferred.



You may establish pre-authorized transfers of contract values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.



In addition to the DCA Program, Travelers may credit increased interest rates to contract owners under an administrative Special DCA Program established at the discretion of Travelers, depending on availability and state law. Under this program, the contract owner may pre-authorize level transfers to any of the funding options under either a 6 Month Program or 12 Month Program. The 6 Month Program and the 12 Month Program will generally have different credited interest rates. Under the 6 Month Transfer Program, the interest rate can accrue up to 6 months on funds in the Special DCA Program and all purchase payments and accrued interest must be transferred on a level basis to the selected funding option in 6 months. Under the 12 Month Program, the interest rate can accrue up to 12 months on funds in the Special DCA Program and all purchase payments and accrued interest in this Program must be transferred on a level basis to the selected funding options in 12 months.



The pre-authorized transfers will begin after the initial Program purchase payment and complete enrollment instructions are received by Travelers. If complete Program enrollment instructions are not received by the Company within 15 days of receipt of the initial Program purchase payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.



You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, your contract value will be credited for the remainder of 6 or 12 months with the interest rate for non-Program funds.



A contract owner may only have one DCA Program or Special DCA Program in place at one time. Any subsequent purchase payments received by the Company within the Program period selected will be allocated to the current funding options over the remainder of that Program transfer period, unless otherwise directed by the contract owner.



All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between investment options. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.


ASSET ALLOCATION ADVICE


You may elect to enter into a separate advisory agreement with Copeland Financial Services, Inc. ("Copeland"), an affiliate of the Company. Copeland provides asset allocation advice under its CHART Program(R), which is fully described in a separate Disclosure Statement. Under the CHART Program, purchase payments and cash values are allocated among the six American Odyssey Funds. Copeland's charge for this advisory service is a maximum of 1.50% of the assets subject to the CHART Program. This fee is currently reduced by 0.25%, the amount of the fee paid to the investment manager of American Odyssey Funds, and it is further reduced for assets over $25,000. Another reduction is made for participants in plans subject to ERISA with respect to amounts allocated to the American Odyssey Intermediate-Term Bond Fund because that Fund has as its subadviser an affiliate of Copeland. A $30 initial fee is also charged. The CHART Program fee will be paid by quarterly withdrawals from the cash values allocated to the American Odyssey Funds. The Company will not treat these withdrawals as taxable distributions. The CHART Program may not be available in all marketing programs through which the Universal Annuity Contract is sold.

                       TACTICAL ASSET ALLOCATION SERVICES

--------------------------------------------------------------------------------


Accounts TGIS, TSB and TAS ("Market Timed Accounts") are funding options available to individuals who have entered into tactical asset allocation services agreements ("Tactical Asset Allocation agreements") with registered investment advisers who provide tactical asset allocation services ("registered investment advisers"). These agreements allow the registered investment advisers to act on your behalf by transferring all or a portion of your cash value units from one Market Timed Account to another. The registered investment advisers can transfer funds only from one Market Timed Account to another Market Timed Account.



You may transfer account values from any of the Market Timed Accounts to any of the other funding options. However, if you are in a Market Timed Account, transfer all current account values and direct all future allocations to a non-timed Funding option, the tactical asset allocation agreements with the registered investment advisers automatically terminate. If this occurs, the registered investment advisers no longer have the right to transfer funds on your behalf. Partial withdrawals from the Market Timed Accounts do not affect the tactical asset allocation agreements.



Copeland, a registered investment adviser and an affiliate of the Company, provides Tactical Asset Allocation services for a fee. The fee equals 1.25% annually of the current value of the assets subject to the program. Copeland also charges a $30 program application fee. If you terminate your tactical asset allocation agreement and decide to reenter an agreement, the tactical asset allocation fees will be reassessed, and a new $30 application fee will be charged by Copeland.



We deduct the tactical asset allocation fee from the assets of the Market Timed Accounts according to a payment method for which the Company, Accounts TGIS, TSB and, TAS, the original principal underwriter of the Contracts, and Copeland obtained an exemptive order from the SEC on February 7, 1990 ("asset charge payment method"). Although the Tactical Asset Allocation agreements are between you and Copeland; we are solely responsible for payment of the fee to Copeland. On each Valuation Date, we deduct the amount necessary to pay the fee from each Market Timed Account and, in turn, pay that amount to Copeland. This is the only payment method available to those who enter into tactical asset allocation agreements. Individuals in the Market Timed Accounts may use unaffiliated market timing investment advisers with our approval and if such advisers agree to an arrangement substantially identical to the asset charge payment method.



You are asked to approve annually the terms of the Distribution and Management Agreement in order to continue the asset charge payment method. Because the tactical asset allocation services are provided according to individual agreements between you and the registered investment advisers, the Boards of Managers of the Market Timed Accounts do not exercise any supervisory or oversight role for services or the related fees.


Under the asset charge payment method, the daily deductions for market timing fees are not treated by the Company as taxable distributions. (See "Federal Tax Considerations".)


TACTICAL ASSET ALLOCATION RISKS



If you invest in the Market Timed Accounts without a tactical asset allocation agreement, you may bear a higher proportion of the expenses associated with Separate Account portfolio turnover. In addition, those who allocate amounts to these Accounts without a tactical asset allocation agreement will still have the tactical asset allocation fees deducted on a daily basis. We intend to identify any such individuals and restore to their accounts, no less frequently than monthly, an amount equal to the deductions for the tactical asset allocation fees. However, this restored amount will not reflect any investment experience of the fees deducted.



If you participate in a tactical asset allocation agreement, you may be subject to the following additional risks: (1) higher transaction costs; (2) higher portfolio turnover rate; (3) investment return goals not being achieved by the registered investment advisers which provide Tactical Asset Allocation services; and (4) higher account expenses for depleting and, then starting up the account. Actions by the registered investment advisers which provide tactical asset allocation services may also increase risks generally found in any investment, i.e., the failure to achieve an investment objective, and possible lower yield. In addition, if more than one Tactical Asset Allocation strategy uses a Market Timed Account, those who invest in the Market Timed Account when others are transferred into or out of that Account by the registered investment advisers may bear part of the direct costs incurred by those individuals who were transferred. For example, if 90% of a Market Timed Account is under one tactical asset allocation strategy, and those funds are transferred into or out of that Account, those constituting the other 10% of the Market Timed Account may bear a higher portion of the expense for the transfer.



                         ACCESS TO YOUR CONTRACT VALUES

--------------------------------------------------------------------------------


Under a group Contract, before a participant's maturity date, we will pay all or any portion of that participant's cash surrender value to the owner or participant, as provided in the plan. A Group contract owner's account may be surrendered for cash without the consent of any participant, as provided in the plan.



Under an Individual Contract, the contract owner may redeem all or any portion of the cash surrender value any time before the maturity date. You must submit a written request for withdrawal. We will make withdrawals pro rata from all the funding options unless you specify the funding option(s) from which surrender is to be made. The cash surrender value will be determined as of the business day after we receive the surrender request at our Home Office.



We may defer payment of any cash surrender value for up to seven days after we receive the request in good order. The cash surrender value equals the Contract or Account cash value less any applicable withdrawal charge, outstanding cash loans, and any premium tax not previously deducted. The cash surrender value may be more or less than the purchase payments made depending on the value of the Contract or account at the time of surrender. For information about withdrawals from your payout option after the Maturity Date (with no life contingency), refer to the Statement of Additional Information.



For those participating in the Texas Optional Retirement Program, withdrawals may only be made upon termination of employment, retirement or death as provided in the Texas Optional Retirement Program.



Participants in Section 403(b) tax deferred annuity plans may not withdraw certain salary reduction amounts before reaching age 59 1/2, unless withdrawn due to separation from service, death, disability or hardship. (See "Federal Tax Considerations.")


SYSTEMATIC WITHDRAWALS


Each contract year, you may elect to take monthly, quarterly, semiannual or annual systematic withdrawals of a specified dollar amount. Any applicable premium taxes will be deducted. To elect this option, an election form provided by the Company must be completed. Systematic withdrawals may be stopped at any time, provided the Company receives at least 30 days' written notice.


We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to contract owners (where permitted by law).

Each systematic withdrawal is subject to federal income tax on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawal.

                             CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------


GENERAL



We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. We may also deduct a charge for taxes. Services and benefits we provide include:



     - the ability for you to make withdrawals and surrenders under the Contracts;



     - the death benefit paid on the death of the contract owner, annuitant, or first of the joint contract owners,



     - the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);



     - administration of the annuity options available under the Contracts; and



     - the distribution of various reports to contract owners.



Costs and expenses we incur include:



     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts,



     - sales and marketing expenses, and



     - other costs of doing business.



Risks we assume include:



     - risks that annuitants may live longer than estimated when the annuity factors under the Contracts were established,



     - that the amount of the death benefit will be greater than the contract value and



     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.



Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.



We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.


WITHDRAWAL CHARGE


We do not deduct a sales charge from purchase payments when they are made to the Contract. However, a withdrawal charge (deferred sales charge) of 5% will apply if a purchase payment is withdrawn within five years of its payment date. This deferred sales charge is deducted only from purchase payments withdrawn, not on growth. For this calculation, the five years is measured from the first day of the month the payment is made.


In the case of a partial withdrawal, payments made first will be considered to be withdrawn first ("first in, first out"). In no event may the withdrawal charge exceed 5% of premiums paid in the five years immediately preceding the withdrawal date, nor may the charge exceed 5% of the amount withdrawn. Unless the Company receives instructions to the contrary, the withdrawal charge will be deducted from the amount requested.

For purposes of the withdrawal charge calculation, withdrawals will be deemed to be taken in the following order:


     (a)  from any purchase payments to which no withdrawal charge applies;


     (b) from any remaining free withdrawal allowance (as described below) after reduction by the amount of (a);


     (c) from any purchase payments to which withdrawal charges apply (on a first-in, first-out basis); and, finally


     (d) from any Contract earnings.

NOTE: Any free withdrawals taken will not reduce purchase payments still subject to a withdrawal charge.


We will not deduct a withdrawal charge (1) from the distribution of death proceeds; or (2) after the first contract year, upon election of an annuity payout (based upon life expectancy); or (3) made due to minimum distribution requirements.


The withdrawal charge will be waived if:

- an annuity payout is begun;

- an income option of at least three years' duration (without right of withdrawal) is begun after the first contract year;

- the participant under a group Contract or annuitant under an individual Contract dies;

- the participant under a group Contract or annuitant under an individual Contract becomes disabled (as defined by the Internal Revenue Service) subsequent to purchase of the Contract;

- the participant under a group Contract, or annuitant under an individual Contract, under a tax-deferred annuity plan (403(b) plan) retires after age 55, provided the Contract has been in effect five years or more and provided the payment is made to the contract owner or participant, as provided in the plan;

- the participant under a group Contract, or annuitant under an individual Contract, under an IRA plan reaches age 70 1/2, provided the certificate, has been in effect five years or more;

- the participant under a group Contract, or annuitant under an individual Contract, under a qualified pension or profit-sharing plan (including a 401(k) plan) retires at or after age 59 1/2, provided the certificate or Contract, as applicable has been in effect five years or more; or if refunds are made to satisfy the anti-discrimination test. (For those under Certificates issued before May 1, 1992, the withdrawal charge will also be waived if the participant or annuitant retires at normal retirement age (as defined by the Plan), provided the Certificate or Contract, as applicable has been in effect one year or more);

- the participant under a Section 457 deferred compensation plan retires and the Certificate has been in effect five years or more, or if a financial hardship or disability withdrawal has been allowed by the Plan administrator under applicable Internal Revenue Service ("IRS") rules;

- for group Contracts, the participant under a Section 457 deferred compensation plan established by the Deferred Compensation Board of the state of New York or a "public employer" in that state (as defined in Section 5 of the New York State Finance Laws) terminates employment. The withdrawal charge will also be waived for such a plan at the termination date specified in the Contract; or

- for group Contracts, the participant under a pension or profit-sharing plan, including a 401(k) plan, Section 457 deferred compensation plan, or a tax deferred annuity plan

  (403(b) plan) that is subject to the Employee Retirement Income Security Act of 1974 ("ERISA") retires at normal retirement age (as defined by the plan) or terminates employment, provided that the contract owner purchases this Contract in conjunction with a group unallocated flexible annuity contract issued by the Company.

FREE WITHDRAWAL ALLOWANCE


Beginning in the second Contract year, you may withdraw up to 10% of the cash value annually without a withdrawal charge. (If you have purchase payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance, or (b) the total amount of purchase payments no longer subject to a withdrawal charge.
Note: Any free withdrawal taken will reduce purchase payments no longer subject to a withdrawal charge.) IRA Contract owners who have Contracts, issued before May 1, 1994, have a 20% free withdrawal allowance annually after the first year. Free withdrawals from IRA plans are only available after the participant reaches age 59 1/2. We calculate the free withdrawal amount as of the Contract anniversary date before the surrender date. The free withdrawal allowance does not apply to full surrenders. For 403(b) plan participants, partial and full withdrawals (surrenders) may be subject to restrictions. (See "Federal Tax Considerations.")



PREMIUM TAX



Certain state and local governments impose premium taxes ranging from 0% to 5% depending upon jurisdiction. The Company is responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. Where required, we will deduct any applicable premium taxes from the cash value either upon death, surrender, annuitization, or at the time purchase payments are made to the Contract, but no earlier than when we have a tax liability under state law.


ADMINISTRATIVE CHARGE


We deduct a semiannual administrative charge of $15 for each individual account maintained. The administrative charge will be deducted from the account in June and December of each year. The first charge will be prorated (i.e. calculated) from the date of purchase. A prorated charge will also be made if the Contract is completely withdrawn or terminated. This charge does not apply after an annuity payout has begun. The administrative charge will be deducted from the cash value by canceling accumulation units in each funding option on a pro rata basis.


MORTALITY AND EXPENSE RISK CHARGE


Each business day, the Company deducts a mortality and expense risk ("M&E") charge from amounts held in the Separate Accounts. This charge, on an annual basis, is 1.25% of the Separate Account value. (This charge equals 0.003425% for each business day.) We reserve the right to lower this charge at any time.



FUNDING OPTION EXPENSES



The charges and expenses of the funding options are summarized in the fee table and are described in the accompanying prospectuses.



TACTICAL ASSET ALLOCATION SERVICES FEES



In connection with the tactical asset allocation services provided to participants in Accounts TGIS, TSB and TAS, Copeland receives a fee equal on an annual basis to 1.25% of the current value of the assets subject to the program. The Company deducts this fee daily from the assets of the Market Timed Accounts. Copeland also charges a $30 tactical asset allocation application fee.

Participants may discontinue tactical asset allocation services at any time and avoid any subsequent fees for those services by transferring to a non-timed account. (See "Market Timing Services.")



MANAGED SEPARATE ACCOUNTS: MANAGEMENT AND FEES



The investments and administration of each managed separate account are under the direction of a Board of Managers. Subject to the authority of each Board of Managers, TIMCO and TAMIC furnish investment management and advisory services as indicated in the Investment Option Chart. Additionally, the Board of Managers for each managed separate account annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to contract owners at the annual meeting), and takes any other actions necessary in connection with the operation and management of the managed separate accounts.



The Travelers Investment Management Company ("TIMCO") is a registered investment adviser that has provided investment advisory services since its incorporation in 1967. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which is a wholly owned subsidiary of Citigroup Inc., a bank services holding company. TIMCO provides investment management and advisory services to Accounts TGIS, TSB and TAS. The fees are as follows:




               ACCOUNT                        ANNUAL MANAGEMENT FEE
               -------                        ---------------------
Account TAS..........................  0.35% of average daily net assets
Account TGIS.........................  0.3233% of average daily net assets
Account TSB..........................  0.3233% of average daily net assets


Travelers Asset Management International Corporation ("TAMIC") is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc., a bank holding company. TAMIC provides investment and management and advisory services to Accounts GIS, QB, MM and TB.





               ACCOUNT                        ANNUAL MANAGEMENT FEE
               -------                        ---------------------
                                       0.65% of the first $500,000,000,
Account GIS..........................  plus
                                       0.55% of the next $500,000,000,
                                         plus
                                       0.50% of the next $500,000,000,
                                         plus
                                       0.45% of the next $500,000,000,
                                         plus
                                       0.40% of amounts over
                                         $2,000,000,000
                                         (of Account GIS's aggregate net
                                         asset value)
                                       0.50% of the first $50,000,000,
Account TB...........................  plus
                                       0.40% of the next $100,000,000,
                                         plus
                                       0.30% of the next $100,000,000,
                                         plus
                                       0.25% of amounts over $250,000,000
                                         (of Account TB's aggregate net
                                         asset value)
Account QB...........................  0.3233% of average daily net assets
Account MM...........................  0.3233% of average daily net assets

TAMIC also supervises the subadvisor of Account GIS, TIMCO. According to the terms of this written subadvisory agreement, TAMIC will pay TIMCO a fee equivalent on an annual basis to the following:

                                                       AGGREGATE
  ANNUAL                                               NET ASSET
SUBADVISORY                                            VALUE OF
    FEE                                               THE ACCOUNT
-----------                                           -----------
  0.45 %               of the first               $  700,000,000 plus
  0.275%               of the next                $  300,000,000 plus
  0.25 %               of the next                $  500,000,000 plus
  0.225%               of the next                $  500,000,000 plus
  0.20 %               of amounts over            $     2,000,000,000


TIMCO also acts as investment adviser or subadviser for:



     - other investment companies used to fund variable products



     - individual and pooled pension and profit-sharing accounts



     - affiliated companies of The Travelers Insurance Company.



TAMIC also acts as investment adviser or subadviser for:



     - other investment companies used to fund variable products



     - individual and pooled pension and profit-sharing accounts and domestic insurance companies affiliated with The Travelers Insurance Company



     - nonaffiliated insurance companies.



                              OWNERSHIP PROVISIONS

--------------------------------------------------------------------------------


TYPES OF OWNERSHIP



Contract Owner ("you"). If you purchase an individual contract, you are the contract owner. If a group "allocated" contract is purchased, we issue certificates to the individual participants. Where we refer to "you," we are referring to the individual contract owner, or to the group participant, as applicable. For convenience, we refer to both contracts and certificates as "contracts."



You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.



Joint Owner. For nonqualified contracts only, joint owners (i.e., spouses) may be named in a written request before the contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death if the other joint owner survives. If the first joint owner to die is also the annuitant, the death benefit will be paid to the beneficiary if there is no contingent annuitant. If the first joint owner to die is not the annuitant, the entire interest under the contract will pass to the surviving joint owner.



BENEFICIARY



You name the beneficiary in a written request. Generally, the beneficiary has the right to receive any remaining contractual benefits upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant, they will share equally in benefits unless the Company receives other instructions, by written request before the death of the annuitant or contract owner.



With nonqualified contracts, as discussed under "Death Benefit," the beneficiary named in the contract may differ from the designated beneficiary. (For example, the designated beneficiary may be the joint owner). In such cases, the designated beneficiary receives the contract benefits (rather than the beneficiary) upon your death.

Unless an irrevocable beneficiary has been named, you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.



ANNUITANT



The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. The annuitant may not be changed after the contract is in effect.



For nonqualified Contracts only, where the owner and the annuitant are not the same person, the contract owner may also name one individual as a contingent annuitant by written request before the Contract becomes effective. If the annuitant dies prior to the maturity date while the owner is still living, and a contingent annuitant has been named, the contingent annuitant becomes the annuitant and the Contract continues. However, if the annuitant who is also the owner dies before the maturity date, the death benefit is paid to the beneficiary. The contingent annuitant does not become the annuitant and is not entitled to receive any contract benefits. A contingent annuitant may not be changed, deleted or added after the Contract becomes effective.



                                 DEATH BENEFIT

--------------------------------------------------------------------------------


The following death benefit applies to all contracts that include a death benefit. We calculate the death benefit amount as of the date our Home Office receives proof of death. All amounts will be reduced by any outstanding loans and any premium taxes due.



------------------------------------------------------------------------------------------------------
                 INDIVIDUAL CONTRACT                                    GROUP CONTRACT
------------------------------------------------------------------------------------------------------
 IF ANNUITANT DIES ON OR AFTER AGE 75, AND BEFORE THE     IF PARTICIPANT DIES ON OR AFTER AGE 75, AND
 MATURITY DATE:                                           BEFORE THE MATURITY DATE:
------------------------------------------------------------------------------------------------------
     Amount paid: the cash value of the contract          Amount paid: the participant's interest
                                                          under the contract
------------------------------------------------------------------------------------------------------
 IF ANNUITANT DIES BEFORE AGE 75, AND BEFORE THE          IF PARTICIPANT DIES BEFORE AGE 75, AND
 MATURITY DATE:                                           BEFORE THE MATURITY DATE:
------------------------------------------------------------------------------------------------------
 Amount paid: the greater of (1),(2) or (3) below:        Amount paid: the greatest of (1), (2) or (3)
                                                          below:
------------------------------------------------------------------------------------------------------
 (1) the cash value                                       (1) the participant's interest
------------------------------------------------------------------------------------------------------
 (2) the total purchase payments made, less any prior     (2) the total purchase payments made on
     withdrawals or loans                                     behalf of the participant, less any
                                                              prior withdrawals or loans
------------------------------------------------------------------------------------------------------
 (3) the cash value on the 5(th) multiple contract        (3) the participant's interest on the 5(th)
     year anniversary (i.e., 5(th), 10(th), 15(th),           multiple certificate year anniversary
     etc.) less any withdrawals made since that               (i.e., 5(th), 10(th), 15(th), etc.) less
     anniversary before we receive proof of death.            any withdrawals made since that
                                                              anniversary before we receive proof of
                                                              death.
------------------------------------------------------------------------------------------------------



PAYMENT OF PROCEEDS



Under an individual contract, the death benefit will generally be paid to the beneficiary. Under a group contract, the death benefit will be paid to the contract owner, or the beneficiary, as provided in the plan.

The process of paying death benefit proceeds under various situations is described below. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.



DEATH OF ANNUITANT WHO IS THE CONTRACT OWNER. The Company will pay the proceeds to the beneficiary(ies), or if none, to the contract owner's estate.



The death benefit proceeds must be distributed to the beneficiary within five years of the contract owner's death. Or, the beneficiary may elect to receive payments from an annuity which begins within one year of the contract owner's death and which is payable over the life of the beneficiary or over a period not exceeding the beneficiary's life expectancy.



Under a nonqualified contract, if the beneficiary is the contract owner's spouse, he or she may elect to continue the contract as the new contract owner rather than receiving the distribution. In such case, the distribution rules applicable when a contract owner dies generally will apply when that spouse, as contract owner, dies.



DEATH OF ANNUITANT WHO IS NOT THE CONTRACT OWNER (NONQUALIFIED CONTRACTS ONLY). The Company will pay the death proceeds to the beneficiary.



DEATH OF CONTRACT OWNER WHO IS NOT THE ANNUITANT (NONQUALIFIED CONTRACTS ONLY). The Company will pay the proceeds to any surviving joint owner, or if none, to the beneficiary(ies), or if none, to the contract owner's estate. If the surviving joint owner (or if none, the beneficiary) is the Contract Owner's spouse, he or she may elect to continue the contract as the new contract owner rather than receiving the distribution.



ENTITY AS OWNER. In the case of a nonqualified Contract owned by a nonnatural person (e.g. a trust or other entity), the death benefit will be paid only upon the death of the annuitant.



DEATH PROCEEDS AFTER THE MATURITY DATE



If any owner or the annuitant dies on or after the maturity date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.



                               THE ANNUITY PERIOD

--------------------------------------------------------------------------------


MATURITY DATE



Under the Contract, you can receive scheduled annuity payments. You can choose the month and the year in which those payments begin (maturity date). You can also choose among payout plans (annuity or income options). While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity payments will begin on the maturity date stated in the Contract/Certificate unless it has been fully surrendered or the proceeds have been paid to the beneficiary before that date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor. Income options that are not based on any lifetime are also available. We may require proof that the annuitant is alive before annuity payments are made. Not all options may be available in all states.



You may choose to annuitize at any time after you purchase the contract. Under nonqualified contracts, unless you elect otherwise, the maturity date will be the annuitant's 75th birthday or ten years after the effective date of the contract, if later. Under qualified contracts, the maturity date must be before the individual's 70th birthday, unless we consent to a later date.



At least 30 days before the original maturity date, you may extend the maturity date to any time prior to the annuitant's 85th birthday or to a later date with our consent. Certain annuity options taken at the maturity date may be used to meet the minimum required distribution requirements of federal tax law, or a program of partial surrenders may be used instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with qualified contracts upon either the later of the contract owner's attainment of age 70 1/2 or year of retirement; or the death of the contract owner. You should seek independent tax advice regarding the election of minimum required distributions.



ALLOCATION OF ANNUITY



When an annuity option is elected, it may be elected as a variable annuity, a fixed annuity, or a combination of both. If, at the time annuity payments begin, no election has been made to the contrary, the contract value will be applied to provide an annuity funded by the same investment options as you have selected during the accumulation period. At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which annuity payments will be determined. (See "Transfers.")



VARIABLE ANNUITY



You may choose to receive annuity payments that are based on the performance of one or more of the variable funding options. This is called a variable payout because the amount you receive each month will increase or decrease depending on how the variable funding options perform. When you annuitize, we will credit you with annuity units. An annuity unit measures the dollar value of an annuity payment. We determine the number of annuity units to credit you with by dividing the first monthly annuity payment for each funding option by the accumulation unit value for that funding option as of 14 days before the annuity payments begin. The number of annuity units (but not their value) remains fixed during the annuity period.



HOW WE DETERMINE THE FIRST ANNUITY PAYMENT. The Contract contains tables used to determine the first monthly annuity payment. If a variable annuity is elected, the amount applied to it will be the value of the funding options as of 14 days before the annuity payments begin less any premium taxes due.



The first monthly payment amount depends on the annuity option elected and the annuitant's adjusted age. The Contract contains a formula for determining the adjusted age. We calculate the first monthly payment by multiplying the benefit per $1,000 applied, shown in the Contract tables, by the number of thousands of dollars of Contract value applied to the annuity option. We also factor in an assumed daily net investment factor of 3.5%. This assumed daily net investment factor is used to determine the guaranteed payout rates shown. If net investment rates are higher at the time annuitization is selected, payout rates will be higher than those shown. Payout rates will not be lower than those shown. We reserve the right to require satisfactory proof of an annuitant's age before we make the first annuity payment.



HOW WE DETERMINE THE PAYMENTS AFTER THE FIRST. The dollar amount of all annuity payments after the first will change from month to month based on the investment performance of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. The actual amounts of these payments are determined by multiplying the number of annuity units credited to each funding option by the corresponding annuity unit value as of the date 14 days before the payment is due.



FIXED ANNUITY



You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under "Variable Annuity," except that the amount applied to begin the annuity will be the cash value, determined as of the date annuity payments begin. If it would produce a larger payment, the first fixed annuity payment will be determined using the Life Annuity Tables in effect on the maturity date.

                                 PAYOUT OPTIONS

--------------------------------------------------------------------------------

ELECTION OF OPTIONS


On the maturity date, we will pay the amount due under the Contract in one lump sum, or in accordance with the payment option selected by the contract owner. Election of an annuity option or an income option must be made in writing in a form satisfactory to the Company. Any election made during the lifetime of the group Contract participant, or the annuitant under an individual Contract, must be made by the participant, as provided in the plan or the contract owner, as applicable. The terms of options elected may be restricted to meet the contract qualification requirements of Section 401(a)(9) of the Internal Revenue Code.



Income options differ from annuity options in that the amount of the payments made under income options are unrelated to the length of life of any person. Thus, the participant may outlive the payment period. Although the Company continues to deduct the charge for mortality and expense risks, it assumes no mortality risks for amounts applied under any income option.



The minimum amount that can be placed under an annuity option or income option, is $2,000 unless we consent to a lesser amount. If any monthly periodic payment due is less than $20, we reserve the right to make payments at less frequent intervals. Annuity options and income options may be elected on a monthly, quarterly, semiannual or annual basis.



AUTOMATIC OPTION -- Unless we are directed otherwise by the owner, if the participant is living and has a spouse and no election has been made, the Company will, on that participant's maturity date, pay to the participant the first of a series of annuity payments based on the life of the participant as the primary payee and the participant's spouse in accordance with Option 5 below.



Unless the plan provides otherwise, if the participant has no spouse, the Company will, on the maturity date, pay to the participant the first of a series of annuity payments based on the life of the participant, in accordance with Option 2 with 120 monthly payments assured.


ANNUITY OPTIONS


OPTION 1 -- LIFE ANNUITY -- NO REFUND: The Company will make annuity payments during the lifetime of the person on whose life the payments are based, terminating with the last payment preceding death. While this option offers the maximum periodic payment, there is no assurance of a minimum number of payments, nor is there a provision for a death benefit for beneficiaries.


OPTION 2 -- LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS ASSURED: The Company will make monthly annuity payments during the lifetime of the person on whose life payments are based, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, payments will be continued during the remainder of the period to the beneficiary designated. The beneficiary may instead receive a single sum settlement equal to the discounted value of the future payments with the interest rate equivalent to the assumption originally used when the annuity began.

OPTION 3 -- UNIT REFUND LIFE ANNUITY: The Company will make annuity payments during the lifetime of the person on whose life payments are based, terminating with the last payment due before the death of that person, provided that, at death, the beneficiary will receive in one sum the current dollar value of the number of annuity units equal to (a) minus (b) (if that difference is positive) where: (a) is the total amount applied under the option divided by the annuity unit value on the due date of the first annuity payment, and (b) is the product of the number of the annuity units represented by each payment and the number of payments made.

OPTION 4 -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: The Company will make annuity payments during the joint lifetime of the two persons on whose lives payments are based, and during the lifetime of the survivor. No further payments will be made following the death of the survivor. There is no assurance of a minimum number of payments, nor is there a provision for a death benefit upon the survivor's death.


OPTION 5 -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- ANNUITY REDUCES ON DEATH OF PRIMARY PAYEE: The Company will make annuity payments during the lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

OPTION 6 -- OTHER ANNUITY OPTIONS: The Company will make any other arrangements for annuity payments as may be mutually agreed upon.

INCOME OPTIONS


Income payments are periodic payments made by the Company which are not based on the life of the participant.



The cash surrender value used to determine the amount of any income payment will be calculated as of 14 days before the date an income payment is due and will be determined on the same basis as the cash surrender value during the Accumulation Phase, including the deduction for mortality and expense risks.



While income options do not directly involve mortality risks for the Company, an individual may elect to apply the remaining cash surrender value to provide an annuity at the guaranteed rates even though income payments have been received under an income option. Before an owner or participant makes any income option election, he or she should consult a tax adviser as to any adverse tax consequences the election might have.



OPTION 1 -- PAYMENTS OF A FIXED AMOUNT: The Company will make equal payments of the amount elected until the cash surrender value applied under this option has been exhausted. The final payment will include any amount insufficient to make another full payment.



OPTION 2 -- PAYMENTS FOR A FIXED PERIOD: The Company will make payments for the number of years selected. The amount of each payment will be equal to the remaining cash surrender value applied under this option divided by the number of remaining payments.



OPTION 3 -- INVESTMENT INCOME: The Company will make payments for the period agreed on. The amount payable will be equal to the excess, if any, of the cash surrender value under this option over the amount applied under this option. No payment will be made if the cash surrender value is less than the amount applied, and it is possible that no payments would be made for a period of time. Payments under this option are not considered to be annuity payments and are taxable in full as ordinary income. (See "Federal Tax Considerations.") This option will generally be inappropriate under federal tax law for periods that exceed the Participant's attainment of age 70 1/2.



                       MISCELLANEOUS CONTRACT PROVISIONS

--------------------------------------------------------------------------------


RIGHT TO RETURN



For all individual Contracts, the Contract may be returned for a full refund of the Contract's cash value (including charges) within ten days after the delivery of the Contract to the contract owner, unless state law requires a longer period. The contract owner bears the investment risk during the right to return period; therefore, the cash value returned may be greater or less than the purchase payment made under the Contract. However, if applicable state law so requires, or if the Contract was purchased in an Individual Retirement Annuity, the purchase payment will be returned in full. All cash values will be determined as of the valuation date next following the Company's receipt of the contract owner's written request for refund.



For group Contracts issued in the state of New York, during the 20 days after receiving a certificate, the participant may return it to us, by mail or in person, if for any reason the participant has changed his or her mind. Upon return of the certificate, the Company will refund to the contract owner the sum of all purchase payments made under the Contract, and will make the separate accounts whole if the accumulation value has declined.



The right to return is not available to participants of the Texas Optional Retirement Program.


TERMINATION OF INDIVIDUAL CONTRACT


You do not need to make any purchase payments after the first to keep the Contract in effect. However, unless otherwise specified by state law, we reserve the right to terminate the Contract on any business day if the cash value as of that date is less than $1,000 and no purchase payments have been made for at least two years. Termination will not occur until 31 days after the Company has mailed notice of termination to the contract owner's last known address and to any assignee of record. If the Contract is terminated, we will pay you the cash value less any applicable premium tax, and less any applicable administrative charge.


TERMINATION OF GROUP CONTRACT OR ACCOUNT

TERMINATION BY OWNER -- If an owner or a participant terminates an account, in whole or in part, while the contract remains in effect; and the value of the terminated account is to be either paid in cash to you or to a participant; or transferred to any other funding vehicle, the Company will pay or transfer the cash surrender value of the terminated account.

If this Contract is terminated, whether or not the plan is terminated; and the owner or the participant, as provided in the plan, elect that values are not to be paid out in cash or transferred, the Company reserves the right to agree to apply a participant's interest either as instructed by the owner or the participant, or under one of the options described under "Options in the Event of Termination of a Participant."

TERMINATION BY PARTICIPANT -- If a participant terminates an individual account, in whole or in part, while the contract remains in effect; and the value of the terminated individual account is to be either paid in cash to the participant, or transferred to any other funding vehicle, the Company will pay or transfer the cash surrender value of the terminated account.

TERMINATION BY THE COMPANY AND TERMINATION AMOUNT -- If the cash value in a participant's individual account is less than the termination amount stated in the Contract, and no premium has been applied to the account for at least three years, the Company reserves the right to terminate that account, and to move the cash value of that participant's individual account to the owner's account.

If the plan does not allow for this movement to the owner's account, the cash value, less any applicable premium tax not previously deducted, will be paid to that participant or to the owner, as provided in the plan.

We reserve the right to terminate this Contract on any valuation date if:

     1. there is no cash value in any participant's individual account, and

     2. the cash value of the owner's account, if any, is less than $500, and

     3. premium has not been paid for at least three years.

If this Contract is terminated, the cash value of the owner's account, if any, less any applicable premium tax not previously deducted will be paid to you.

Termination will not occur until 31 days after the Company has mailed notice of termination to the group contract owner or the participant, as provided in the plan, at the last known address; and to any assignee of record.

OPTIONS IN THE EVENT OF TERMINATION OF A PARTICIPANT -- In the event that, before a participant's maturity date, that participant terminates participation in the plan, the owner or that participant, as provided in the plan, with respect to that participant's interest may elect:

     1. If that participant is at least 50 years of age, to have that participant's interest applied to provide an annuity option or an income option.

     2. If the Contract is continued, to have that participant's interest applied to continue as a paid-up deferred annuity for that participant, (i.e., the cash value remains in the Contract and the annuity becomes payable under the same terms and conditions as the annuity that would have otherwise been payable at the maturity date).

     3. To have the owner or that participant, as provided in the plan, receive that participant's interest in cash.

     4. If that participant becomes a participant under another group contract of this same type which is in effect with us, to transfer that participant's interest to that group contract.

     5. To make any other arrangements as may be mutually agreed on.

If this Contract is continued, any cash value to which a terminating participant is not entitled under the plan, will be moved to the owner's account.

AUTOMATIC BENEFIT -- In the event of termination, unless otherwise provided in the Plan, a participant's interest will continue as a paid-up deferred annuity in accordance with option 2. above, if this Contract is continued. Or, if this Contract is terminated, will be paid in cash to the Owner or to that participant, as provided in the plan.

ANNUITY PAYMENTS -- Termination of this contract or the plan will not affect payments being made under any annuity option which began before the date of termination.

DISTRIBUTION FROM ONE ACCOUNT TO ANOTHER ACCOUNT

Under a group Contract, the owner may, as provided for in the plan, distribute the cash value from the owner's account to one or more individual accounts. No distribution will be allowed between individual accounts.

The owner may, as required by and provided for in the plan, move the cash value from any or all individual accounts to the owner's account without a charge.

REQUIRED REPORTS

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, the Company will furnish a report showing the number of accumulation units credited to the Contract in each funding option and the corresponding accumulation unit values as of the date of the report. The Company will keep all records required under federal or state laws.


CHANGE OF CONTRACT


For group Contracts, the Company may, at any time, make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any federal law or regulation to which the Company is subject.

Except as provided in the paragraph immediately above, no change may be made in the Contract before the fifth anniversary of the contract date, and in no event will changes be made with respect to payments being made by the Company under any annuity option which has commenced prior to the date of change. On and after the fifth anniversary of the contract date, the Company reserves the right to change the termination amount (see "Termination of Contract or Account"), the calculation of the net investment rate and the unit values, and the annuity tables. Any change in the annuity tables will be applicable only to premiums received under the Contract after the change. The ability to make such change lessens the value of mortality and expense guarantees. Other changes (including changes to the administrative charge) may be applicable to all owners' accounts and individual accounts under the Contract, to only the owners' accounts and individual accounts established after the change, or to only premiums received under the Contract after the date of change as the Company declares at the time of change. The Company will give notice to the owner at least 90 days before the date the change is to take effect.

ASSIGNMENT

The participant may not assign his or her rights under a group Contract. The owner may assign his or her rights under an individual or a group Contract if allowed by the plan.

SUSPENSION OF PAYMENTS

If a national stock exchange is closed (except for holidays or weekends), or trading is restricted due to an existing emergency as defined by the SEC so that disposal of the separate account's investments or determination of its net asset value is not reasonably practicable, or the Commission has ordered that the right of redemption (surrender) be suspended for the protection of contract owners, the Company may postpone all procedures (including making annuity payments) which require valuation of separate accounts until the stock exchange is reopened and trading is no longer restricted.


                               OTHER INFORMATION

--------------------------------------------------------------------------------


THE INSURANCE COMPANY



The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.



FINANCIAL STATEMENTS



The financial statements for the insurance company are located in the Statement of Additional Information. The financial statements for the separate accounts will be available through annual reports to shareholders. These reports are accessible through the SEC's website that appears on page 1 of the prospectus.



IMSA



The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving the sale and service of individual life insurance and annuity products.

YEAR 2000 COMPLIANCE



The Company is highly dependent on computer systems and system applications for conducting its ongoing business functions. In 1996, the Company began the process of identifying, assessing and implementing changes to computer programs necessary to address the Year 2000 issue and developed a comprehensive plan to address the issue. This issue involves the ability of computer systems that have time sensitive programs to recognize properly the Year 2000. The inability to do so could result in major failures or miscalculations that would disrupt the Company's ability to meet its customer and other obligations on a timely basis.



The Company has achieved substantial compliance with respect to its business critical systems in accordance with its Year 2000 plan and is in the process of certification to validate compliance. The Company anticipates completing the certification process by June 30, 1999. An ongoing re-certification process will be put in place for third and fourth quarter 1999 to ensure all systems and products remain compliant.



The total pre-tax cost associated with the required modifications and conversions is expected to be between $25 million and $35 million and is being expensed as incurred in the period 1996 through 1999. The Company has incurred approximately $22 million to date on these efforts. The Company also has third party customers, financial institutions, vendors and others with which it conducts business and has confirmed their plans to address and resolve Year 2000 issues on a timely basis. While it is likely that these efforts by third party vendors and customers will be successful, it is possible that a series of failures by third parties could have a material adverse effect on the Company's results of operations in future periods.



In addition, the Company is developing contingency plans to address perceived risks associated with the Year 2000 effort. These include business resumption plans to address the possibility of internal systems failures and the possibility of failure of systems or processes outside the Company's control. As of year-end 1998, the Company has completed initial business resumption contingency plans which would enable business critical units to function beginning January 1, 2000 in the event of an unexpected failure. Business resumption contingency plans are expected to be finalized by June 30, 1999. Preparations for the management of the date change will continue through 1999.



DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS



The Company intends to sell the Contracts in all jurisdictions where it is licensed to do business and where the Contract is approved. Any sales representative or employee who sells the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter and distributor of the Contracts is CFBDS, Inc., 21 Milk St., Boston, MA. CFBDS, Inc. is not affiliated with the Company or the Separate Account.



Up-front compensation paid to sales representatives will not exceed 7.00% of the purchase payments made under the Contracts. If asset-based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, the Company may pay or permit other promotional incentives, in cash, credit or other compensation.


CONFORMITY WITH STATE AND FEDERAL LAWS


The Contract is governed by the laws of the state in which it is delivered. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which the Contract is delivered. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the legal requirements of any governmental agency to which the Company, the Contract or the contract owner is subject. In states where contract owner approval is required, we will comply.

VOTING RIGHTS



The contract owner or participant, as applicable, has certain voting rights in the funding options. The number of votes which an owner or participant, as provided in the plan, may cast in the accumulation period is equal to the number of accumulation units credited to the account under the Contract. During the annuity period, the group participant or the individual contract owner may cast the number of votes equal to (i) the reserve related to the Contract divided by
(ii) the value of an accumulation unit. During the annuity period, the voting rights of a participant or, under an individual Contract, an annuitant, will decline as the reserve for the Contract declines.



Upon the death of the person authorized to vote under the Contract, all voting rights will vest in the beneficiary of the Contract, except in the case of nonqualified individual Contracts, where the surviving spouse may succeed to the ownership.



FUND U. In accordance with its view of present applicable law, the Company will vote shares of the underlying funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from persons having a voting interest in Fund U. The Company will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. However, if the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the mutual funds in its own right, it may elect to do so.



The number of shares which a person has a right to vote will be determined as of the date concurrent with the date established by the respective mutual fund for determining shareholders eligible to vote at the meeting of the fund, and voting instructions will be solicited by written communication before the meeting in accordance with the procedures established by the mutual fund.



Each person having a voting interest in Fund U will receive periodic reports relating to the fund(s) in which he or she has an interest, proxy material and a form with which to give such instructions with respect to the proportion of the fund shares held in Fund U corresponding to his or her interest in Fund U.



ACCOUNTS GIS, QB, MM, TGIS, TSB, TAS AND TB. Contract owners participating in Accounts GIS, QB, MM, TGIS, TSB, TAS or TB will be entitled to vote at their meetings on (i) any change in the fundamental investment policies of or other policies related to the accounts requiring the owners' approval; (ii) amendment of the investment advisory agreements; (iii) election of the members of the Board of Managers of the accounts; (iv) ratification of the selection of an independent public accountant for the accounts; (v) any other matters which, in the future, under the 1940 Act require the owners' approval; and (vi) any other business which may properly come before the meeting.



The number of votes which each contract owner or a participant may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days' written notice of the meeting will be given.



Votes for which participants under a group Contract are entitled to instruct the owner, but for which the owner has received no instructions, will be cast by the owner for or against each proposal to be voted on only in the same proportion as votes for which instructions have been received.


LEGAL PROCEEDINGS AND OPINIONS


There are no pending material legal proceedings affecting the separate accounts. There is one material pending legal proceeding, other than ordinary routine litigation incidental to the business, to which the Company is a party. In March 1997, a purported class action entitled Patterman v. The Travelers, Inc. et al, was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. In October 1997, defendants answered the complaint, denied liability and asserted numerous affirmative defenses. In February 1998, the Superior Court of Richmond County transferred the lawsuit to the Superior Court of Gwinnett County, Georgia. The plaintiffs appealed the transfer order, and in December 1998 the Court of Appeals of the state of Georgia reversed the lower court's decision. Later in December 1998, defendants petitioned the Georgia Supreme Court to hear the appeal from the decision of the Court of Appeals. Pending appeal, proceedings in the trial court have been stayed. Defendants intend to vigorously contest the litigation.


Legal matters in connection with federal laws and regulations affecting the issue and sale of the Contract described in this Prospectus as well as the organization of the Company, its authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law have been passed on by the General Counsel of the Company.


                             THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------


THE SEPARATE ACCOUNTS



Two different types of separate accounts are available to Fund the Contracts described in this prospectus. The first type, Fund U, is a unit investment trust registered with the SEC under the 1940 Act. Fund U's assets are invested exclusively in the shares of the underlying funds.



The second type of separate account available under the Contract, the "managed separate accounts," (Accounts GIS, QB, MM, TGIS, TSB, TAS and TB) are diversified, open-end management investment companies registered with the SEC under the 1940 Act. The assets of the managed separate accounts are invested directly in securities such as stocks, bonds or money market instruments which are compatible with the stated investment policies of each separate account. Each of the separate accounts available in connection with the Contract has different investment objectives and fundamental investment policies.


The separate accounts were established on the following dates: Fund U -- May 16, 1983; Account GIS -- September 22, 1967; Account QB -- July 29, 1974; Account
MM -- December 29, 1981; Accounts TGIS and TSB -- October 30, 1986; and Accounts TAS and TB -- January 2, 1987.


Under Connecticut law, the assets of the separate accounts will be held for the exclusive benefit of its owners. Income, gains and losses, whether or not realized, for assets allocated to the separate accounts, are in accordance with the applicable annuity contracts, credited to or charged against the separate accounts without regard to other income, gains or losses of the Company. The assets in the separate accounts are not chargeable with liabilities arising out of any other business which the Company may conduct. The obligations arising under the variable annuity contracts are obligations of the Company.



For each managed separate account, neither the investment objective nor the fundamental investment restrictions, as described in the SAI, can be changed without a vote of the majority of the outstanding voting securities of the Accounts, as defined by the 1940 Act.



PERFORMANCE INFORMATION



From time to time, the Company may advertise several types of historical performance for the funding options of Fund U. The Company may also advertise the standardized average annual total returns of Accounts GIS, QB, MM, TGIS, TSB, TAS, TB and Fund U, calculated in a manner prescribed by the SEC, as well as the nonstandardized total returns, as described below.


STANDARDIZED METHOD. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to the funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the annual administrative charge is converted to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.



NONSTANDARDIZED METHOD. Nonstandardized "total returns" will be calculated in a similar manner based on the performance of the funding options over a period of time, usually for the calender year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.



For funding options that were in existence before they became available under the Separate Account, the standardized average annual total returns may be accompanied by returns showing the investment performance that such funding options would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.


GENERAL. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index and the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000, and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following description of the federal income tax consequences under this Contract is not exhaustive and is not intended to cover all situations and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax advisor regarding your personal situation. For your information, a more detailed discussion is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

TYPES OF CONTRACTS: QUALIFIED OR NONQUALIFIED


If you purchase an annuity contract with proceeds of an eligible rollover distribution from any pension plan, specially sponsored program, or individual retirement annuity (IRA) with pre-tax dollars, your contract is referred to as a qualified contract. Some examples of qualified contracts are: IRAs, 403(b) annuities, pension and profit-sharing plans (including 401(k) plans), Keogh Plans and certain other qualified deferred compensation plans. An exception to this is a qualified plan called a Roth IRA. Under Roth IRAs, after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. If you purchase the contract on an individual basis and with after-tax dollars and not under one of the programs described above, your contract is referred to as nonqualified.

INVESTOR CONTROL


In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The U.S. Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the owners were not owners of separate account assets. For example, a contract owner or participant of this Contract has additional flexibility in allocating payments and cash values. These differences could result in the contract owner being treated as the owner of the assets of Fund U. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the contract owner from being considered the owner of a pro rata share of the assets of Fund U.

The remaining tax discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law generally requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. Distributions must begin or be continued according to required patterns following the death of the contract owner or annuitant of both qualified and nonqualified annuities.

NONQUALIFIED ANNUITY CONTRACTS


As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.



If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to purchase payments made after February 28, 1986 are includable in income annually. Furthermore, for Contracts issued after April 22, 1987, if you transfer the contract without adequate consideration all deferred increases in value will be includable in your income at the time of the transfer.



If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the Contract), and then from your purchase payments. These withdrawn earnings are includable in your income. (See "Penalty Tax for Premature Distributions" below). There is income in the Contract to the extent the cash value exceeds your investment in the Contract. The investment in the Contract equals the total purchase payments you paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law.



Federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the surviving joint owner, or the beneficiary, will have to pay taxes prior to distribution. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments.



QUALIFIED ANNUITY CONTRACTS



Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments are taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other qualified Contracts. There are special rules which govern the taxation of qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits, and also special rules regarding Roth IRAs. We have provided a more complete discussion in the SAI.


PENALTY TAX FOR PREMATURE DISTRIBUTIONS


Taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain tax-qualified plans.


DIVERSIFICATION REQUIREMENTS


The Code states that in order to qualify for the tax benefits described above, investments made in the separate account of any nonqualified variable annuity Contract must satisfy certain diversification requirements. Tax regulations define how separate accounts must be diversified. We monitor the investments constantly and believe that our accounts are adequately diversified. We intend to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.



                           MANAGED SEPARATE ACCOUNTS

--------------------------------------------------------------------------------


As described earlier in this prospectus, there are various funding options available to you under your Universal Annuity contract. You may select from several underlying funding options, which are described in detail in separate prospectuses. In addition, you may choose to invest in one or more of the Managed Separate Accounts (the "Accounts") also offered through your Contract. Detailed information regarding these Accounts such as investment objectives, investment techniques, risk factors and management of the Accounts, is provided below. Not all funding options or Accounts may be available to you. Please refer to your Contract. There can be no assurance that the Accounts' investment objectives will be achieved.

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT GIS)
--------------------------------------------------------------------------------


INVESTMENT ADVISER:  TIMCO



PORTFOLIO MANAGER:  Sandip Bhagat



INVESTMENT OBJECTIVE: Long-term accumulation of principal through capital appreciation and retention of net investment income.



KEY INVESTMENTS:  Common stock of large U.S. companies.



SELECTION PROCESS: Account GIS invests primarily in stocks of large U.S. companies representing a wide range of industries. Stock selection is based on a quantitative screening process which favors companies that achieve earnings growth above consensus expectations, and whose stocks offer attractive relative value. In order to achieve consistent performance, TIMCO manages Account GIS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised mainly of large-company stocks.



ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account GIS, to a lesser extent, will invest in other securities. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:



        - fixed-income securities such as bonds and notes,


          including U.S. Government securities;



        - exchange-traded stock index futures



        - covered call options, put options



        - foreign securities



For a complete list of all investments available to Account GIS, please refer to the "Investments at a Glance" table at the end of this section and in the SAI.



PRINCIPAL RISK FACTORS: Account GIS is most subject to equities risk. For a complete discussion of equities risk and other risks carried by the investments of Account GIS, please refer to the "Investments, Practices and Risks" section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account GIS.


FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account GIS permit it to:

     1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

     3. purchase interests in real estate represented by securities for which there is an established market;

     4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

     5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer);

     6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and

     7. invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

                       THE TRAVELERS QUALITY BOND ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT QB)

--------------------------------------------------------------------------------




INVESTMENT ADVISER:  TAMIC



PORTFOLIO MANAGER:  F. Denney Voss



INVESTMENT OBJECTIVE: Current income, moderate capital volatility and total return.



KEY INVESTMENTS:  Investment grade debt securities and money market instruments.



SELECTION PROCESS: The adviser expects that the Fund's investments generally will maintain an average duration of 5 years or less. Investment in longer term obligations may be made if the manager decides that the investment yields justify a longer term commitment. No more than 25% of the value of the Account's total assets will be invested in any one industry. The portfolio will be actively managed and, under certain market conditions, investments may be sold prior to maturity.



ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account QB may invest in many types of fixed-income securities and employ various types of strategies. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:



          - treasury bills



          - repurchase agreements



          - commercial paper



          - certificates of deposit



          - banker's acceptances


          - bonds, notes, debentures



          - convertible securities



          - when-issued securities



          - interest rate future contracts



For a complete list of all investments available to Account QB, please refer to the "Investments at a Glance" table at the end of this section and in the SAI.



PRINCIPAL RISK FACTORS: Account QB is most subject to fixed-income securities risk. For a complete discussion of fixed-income securities risk and other risks carried by the investments of Account QB, please refer to the "Investments, Practices and Risks" section of this prospectus.



FUNDAMENTAL INVESTMENT POLICIES


The fundamental investment policies of Account QB permit it to:

     1. invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);

     2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

     3. purchase interests in real estate represented by securities for which there is an established market;

     4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

     5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account QB not to exceed 5% of the voting securities of any one issuer); and

     6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts.

                       THE TRAVELERS MONEY MARKET ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT MM)

--------------------------------------------------------------------------------


INVESTMENT ADVISER:  TAMIC



PORTFOLIO MANAGER:  Emil J. Molinaro, Jr.



INVESTMENT OBJECTIVE: Preservation of capital, a high degree of liquidity and high current income



KEY INVESTMENTS:  Money market instruments.



SELECTION PROCESS: The Account is a "money market" Account that invests in high quality U.S. dollar denominated money market instruments. High quality instruments generally are rated in the highest rating category by national rating agencies or are deemed comparable. Eligible securities must have a remaining maturity of 13 months or less (subject to certain exceptions). The Account's manager selects from the following or other similar investments, as described in the "Investments at a Glance" table at the end of this section and in the SAI.


COMMERCIAL PAPER AND
SHORT-TERM CORPORATE DEBT      Commercial paper is short-term unsecured
                               promissory notes issued by corporations to finance their short-term credit needs. Commercial paper is usually sold at a discount and is issued with a maturity of not more than 9 months.
                               Short-term corporate debt that the Fund may purchase includes notes and bonds issued by corporations to finance longer-term credit needs.
                               These debt securities are issued with maturities of more than 9 months. The Account may purchase short-term corporate debt with a remaining maturity of 397 days or less at the time of purchase.



U.S. GOVERNMENT MONEY MARKET
SECURITIES                     These are short-term debt instruments issued or
                               guaranteed by the U.S. Government or its agencies, instrumentalities or government-sponsored enterprises. The full faith and credit of the United States does not back all U.S. Government securities. For example, securities issued by Fannie Mae are supported by that agency's right to borrow from the U.S.
                               Treasury under certain circumstances. Other U.S.
                               government securities, such as those issued by the Federal Farm Credit Banks Funding
                               Corporation, are supported only by the credit of the entity that issued them.



CREDIT AND LIQUIDITY
ENHANCEMENTS                   Enhancements include letters of credit,
                               guarantees, puts and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. Credit and liquidity enhancements are designed to enhance the credit quality of an instrument to eligible security status. However, they expose the Fund to the credit risk of the entity providing the credit or liquidity enhancement. Changes in the credit quality of the provider could affect the value of the security and the Fund's share price.



PUT FEATURES                   Entitle the holder to put or sell a security back
                               to the issuer or another party who issued the put. Demand features, standby commitments, and tender options are types of put features. In exchange for getting the put, the Fund may accept a lower rate of interest. The Fund evaluates the credit quality of the put provider as well as the issuer, if a different party. The put provider's creditworthiness affects the credit quality of the investment.



VARIABLE AND FLOATING RATE
SECURITIES                     Have interest rates that adjust periodically,
                               which may be either at specific intervals or whenever an external benchmark rate changes.
                               Interest-rate adjustments are designed to help maintain a stable price for the security.



REPURCHASE AGREEMENTS          These agreements permit the Account to buy a
                               security at one price and, at the same time, agree to sell it back at a higher price. Delays or losses to the Account could result if the other party to the agreement defaults or becomes insolvent.



RISK FACTORS



Corporate debt securities held by the Account may be subject to several types of investment risk, including market or interest-rate risk. This risk relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which, in turn, relates to the ability of the issuer to make timely interest payments and to repay the principal at maturity. Short-term corporate debt is less subject to market or interest-rate risk than longer-term corporate debt. Certain corporate debt securities may be subject to call or income risk. This risk appears during periods of falling interest rates and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity.



Because interest rates on money market instruments fluctuate in response to economic factors, rates on the Account's short-term investments and the daily dividends paid to its shareholders will vary, rising or falling with short-term interest rates generally. Yields from short-term securities may be lower than yields from longer-term securities. Also, the value of the Account's securities generally varies inversely with interest rates, the amount of outstanding debt and other factors. This means that the value of the Account's investments usually increases as short-term interest rates fall and decreases as short-term interest rates rise.



Account investments may be unprofitable in a time of sustained high inflation. In addition, the Account's investments in certificates of deposit issued by U.S. branches of foreign banks and foreign branches of U.S. banks involve somewhat more risk, but also more potential reward, than investments in comparable domestic obligations.



FUNDAMENTAL INVESTMENT POLICIES


The fundamental investment policies of Account MM permit it to:

     1. invest up to 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of this restriction;

     2. invest up to 5% of its assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government. However, Account MM may invest up to 25% of its total assets in first tier securities, as defined in Rule 2a-7, of a single issuer for a period of up to three business days after the purchase thereof;

     3. acquire up to 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     4. borrow money from banks on a temporary basis in an aggregate amount not to exceed one third of Account MM's assets (including the amount borrowed); and

     5. pledge, hypothecate or transfer, as security for indebtedness, any securities owned or held by Account MM as may be necessary in connection with any borrowing mentioned above and in an aggregate amount of up to 5% of Account MM's assets.

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                     FOR VARIABLE ANNUITIES (ACCOUNT TGIS)
--------------------------------------------------------------------------------


INVESTMENT ADVISER:  TIMCO



PORTFOLIO MANAGERS:  Sandip Bhagat



INVESTMENT OBJECTIVE: Long-term accumulation of principal through capital appreciation and retention of net investment income.



KEY INVESTMENTS:  Common stock of large U.S. companies.



SELECTION PROCESS: Account TGIS invests primarily in stocks of large U.S. companies representing a wide range of industries, while maintaining a highly marketable portfolio in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a quantitative screening process which favors companies that achieve earnings growth above consensus expectations, and whose stocks offer attractive relative value. In order to achieve consistent performance, TIMCO manages Account TGIS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised mainly of large-company stocks.



ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account TGIS will also use exchange-traded financial futures contracts to facilitate market-timed moves, and as a hedge to protect against changes in stock prices or interest rates. Account TGIS, to a lesser extent, may invest in other securities. These additional investments include, but are not limited to, the following:



        - fixed-income securities such as bonds and notes;



        - including U.S. Government securities



        - covered call options, put options



        - foreign securities



For a complete list of all investments available to Account TGIS, please refer to the "Investments at a Glance" table at the end of this section and in the SAI.



PRINCIPAL RISK FACTORS: Account TGIS is most subject to equities risk and market-timing risk. For a complete discussion of these and other risks carried by the investments of Account GIS, please refer to the "Investments, Practices and Risks" section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account TGIS.



FUNDAMENTAL INVESTMENT POLICIES


The fundamental investment policies of Account TGIS are the same as Account GIS. (See "Account GIS -- Fundamental Investment Policies.")

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT TSB)
--------------------------------------------------------------------------------


INVESTMENT ADVISER:  TIMCO



PORTFOLIO MANAGER:  Emil Molinaro, Jr.



INVESTMENT OBJECTIVE High current income with limited price volatility while maintaining a high degree of liquidity.



KEY INVESTMENTS:  High quality fixed-income securities.



SELECTION PROCESS: The Account invests in high quality U.S. dollar denominated instruments. High quality instruments generally are rated in the highest rating category by national rating agencies or are deemed comparable. The weighted average maturity of the portfolio is not expected to exceed 9 months. The Account's manager selects from the following or other similar investments, as described in the "Investments at a Glance" table at the end of this section and in the SAI.


COMMERCIAL PAPER AND
SHORT-TERM CORPORATE DEBT      Commercial paper is short-term unsecured
                               promissory notes issued by corporations to finance their short-term credit needs. Commercial paper is usually sold at a discount and is issued with a maturity of not more than 9 months.
                               Short-term corporate debt that the Fund may purchase includes notes and bonds rated at least
                               AA with final maturities of 18 months or less at time of purchase.



U.S. GOVERNMENT SECURITIES     These are short-term debt instruments issued or
                               guaranteed by the U.S. Government or its agencies, instrumentalities or government-sponsored enterprises. The full faith and credit of the United States does not back all U.S. Government securities. For example, securities issued by Fannie Mae are supported by that agency's right to borrow from the U.S.
                               Treasury under certain circumstances. Other U.S.
                               Government securities, such as those issued by the Federal Farm Credit Banks Funding
                               Corporation, are supported only by the credit of the entity that issued them.



REPURCHASE AGREEMENTS          Permit the Account to buy a security at one price
                               and, at the same time, agree to sell it back at a higher price. Delays or losses to the Account could result if the other party to the agreement defaults or becomes insolvent.


RISK FACTORS


Corporate debt securities held by the Account may be subject to several types of investment risk, including market or interest-rate risk. This risk relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which, in turn, relates to the ability of the issuer to make timely interest payments and to repay the principal at maturity. Short-term corporate debt is less subject to market or interest-rate risk than longer-term corporate debt. Certain corporate debt securities may be subject to call or income risk. This risk appears during periods of falling interest rates and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity.



Because interest rates on money market instruments fluctuate in response to economic factors, rates on the Account's short-term investments and the daily dividends paid to its shareholders will vary, rising or falling with short-term interest rates generally. Yields from short-term securities may be lower than yields from longer-term securities. Also, the value of the Account's securities generally varies inversely with interest rates, the amount of outstanding debt and other factors. This means that the value of the Account's investments usually increases as short-term interest rates fall and decreases as short-term interest rates rise.



FUNDAMENTAL INVESTMENT POLICIES


The fundamental investment policies of Account TSB permit it to:

     1. invest up to 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of this restriction;

     2. invest up to 10% of its assets in the securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     3. acquire up to 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     4. borrow money from banks on a temporary basis in an aggregate amount not to exceed one third of Account TSB's assets (including the amount borrowed); and

     5. pledge, hypothecate or transfer, as security for indebtedness, any securities owned or held by Account TSB as may be necessary in connection with any borrowing mentioned above and in an aggregate amount of up to 5% of Account TSB's assets.


                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT TAS)

--------------------------------------------------------------------------------


INVESTMENT ADVISER:  TIMCO



PORTFOLIO MANAGER:  Sandip Bhagat



INVESTMENT OBJECTIVE:  Growth of capital



KEY INVESTMENTS:  Common stock of mid-size U.S. companies



SELECTION PROCESS: In selecting investments for the portfolio, TIMCO identifies stocks which appear to be undervalued. A computer model reviews over one thousand stocks using fundamental and technical criteria such as price relative to book value, earnings growth and momentum, and the change in price relative to a broad composite stock index.



Computer-aided analysis may also be used to match certain characteristics of the portfolio, such as industry sector representation, to the characteristics of a market index, or to impose a tilt toward certain attributes. Account TAS currently focuses on mid-sized domestic companies with market capitalizations that fall between $500 million and $10 billion.



ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account TAS may invest in smaller or larger companies without limitation. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:



          - convertible securities



          - rights and warrants



          - foreign securities


          - illiquid securities



          - money market instruments



          - call or put options

In addition, Account TAS will use exchange-traded futures contracts to facilitate market-timed moves. for a complete list of all investments available to Account TAS, please refer to the "Investments at a Glance" table at the end of this section and in the SAI.



PRINCIPAL RISK FACTORS: Account TAS is most subject to equities risk, including smaller companies risk, and market-timing risk. For a complete discussion of these types of risk as well as other risks carried by the investments of Account TAS, please refer to the "Investments, Practices and Risks" Section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account TAS.


FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TAS permit it to:

     1. invest up to 5% of its assets in the securities of any one issuer;

     2. borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes;

     3. pledge up to 10% of its assets to secure borrowings;

     4. invest up to 25% of its assets in the securities of issuers in the same industry; and

     5. invest up to 10% of its assets in repurchase agreements maturing in more than seven days and securities for which market quotations are not readily available.


            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES
                                  (ACCOUNT TB)

--------------------------------------------------------------------------------


NOTE: The Travelers Timed Bond Account is not currently available to new contract owners.



INVESTMENT ADVISER: TAMIC



PORTFOLIO MANAGER: Richard John



INVESTMENT OBJECTIVE:  Current income and total return.



KEY INVESTMENTS:  Highest credit quality debt securities.



SELECTION PROCESS: Account TB invests primarily in direct or indirect obligations of the United States and its instrumentalities, and in obligations of independent Federal Agencies. These debt securities include, but are not limited to Treasury Bills, Treasury Notes and Treasury Bonds. Some examples of the U.S. instrumentalities, enterprises or agencies in whose Securities the Account may invest are:





- Government National Mortgage                    - Export -- Import Bank of the U.S.
  Association
                                                  - Farm Credit System
- Small Business Administration
                                                  - Federal Home Loan Mortgage
- Federal Housing Association                       Corporation
                                                  - Student Loan Marketing Association



For a complete list of all investments available to Account TB, please refer to the "Investments at a Glance" at the end of this section and in the SAI.



ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: In addition, Account TB may use exchange-traded futures contracts to facilitate market timed moves, and as a hedge to protect against changes in interest rates. A complete description of all investments and associated risks is contained in the SAI. These additional investments include, but are not limited to :



     - money market investments



     - when-issued securities



     - covered call options

PRINCIPAL RISK FACTORS: Account TB is most subject to fixed-income securities risk and market timing risk. For a complete discussion of these and other risks carried by the investments of Account TB, please refer to the "Investments, Practices and Risks" section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account TB.


FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TB permit it to:

     1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities of the United States government, its agencies or instrumentalities, for which there is no limit);

     2. borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes;

     3. pledge up to 10% of its assets to secure borrowings;

     4. invest up to 25% of its assets in the securities of issuers in the same industry (exclusive of securities of the U.S. government, its agencies or instrumentalities, for which there is no limit); and

     5. invest up to 10% of its assets in repurchase agreements maturing in more than seven days.


       INVESTMENTS, PRACTICES AND RISKS OF THE MANAGED SEPARATE ACCOUNTS



--------------------------------------------------------------------------------

Each Account invests in various instruments subject to its particular investment policy. The Accounts invest in some or all of the following, as indicated below and in the Statement of Additional Information. For a free copy of the Statement of Additional Information, see the front cover of this prospectus.



EQUITIES
(GIS, QB, TAS, TGIS)           Equity securities include common and preferred
                               stock, warrants, rights, depository receipts and shares, trust certificates, and real estate instruments.



                               Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.



                               Equity securities that are traded
                               over-the-counter may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.



                               When you sell your shares, they may be worth more or less than what you paid for them.



FIXED INCOME INVESTMENTS
(All Accounts)                 Each Account may invest in fixed income
                               securities. Fixed income securities include U.S.
                               government securities, certificates of deposit, and short-term money market instruments. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                               The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as short-term interest rates fall and decreases as short-term interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by its issuer's credit quality. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.


                               High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these securities will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of the security).



TACTICAL ASSET ALLOCATION
RISKS
(TAS, TGIS, TG, TSB)           If you participate in a tactical asset allocation
                               agreement, you may be subject to the following additional risks: (1) higher transaction costs;
                               (2) higher portfolio turnover rate; (3)
                               investment return goals not being achieved by the registered investment advisers which provide tactical asset allocation services; and (4) higher account expenses for depleting and, then starting up the account. Actions by the registered investment advisers which provide tactical asset allocation services may also increase risks generally found in any investment, i.e., the failure to achieve an investment objective, and possible lower yield. In addition, if more than one tactical asset allocation strategy uses a Market Timed Account, those who invest in the Market Timed Account when others are transferred into or out of that Account by the registered investment advisers may bear part of the direct costs incurred by those individuals who were transferred. For example, if 90% of a Market Timed Account is under one tactical asset allocation strategy, and those funds are transferred into or out of that Account, those constituting the other 10% of the Market Timed
                               Account may bear a higher portion of the expense for the transfer.



FOREIGN SECURITIES
(GIS, QB, TAS, TGIS)           An investment in foreign securities involves risk
                               in addition to those of U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Account also bears an "information" risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If an Account invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Account's assets.

DERIVATIVES AND HEDGING
TECHNIQUES
(GIS, QB, TAS, TGIS, TB)       An Account may use derivative contracts, such as
                               futures and options on securities, may be used for any of the following purposes:



                               -  To hedge against the economic impact of
                                  adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates;



                               -  As a substitute for buying or selling
                               securities


                               -  To enhance return


                               Even a small investment in derivative contracts can have a big impact on an Account's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing.




                               For a more complete description of derivative and hedging techniques and their associated risks, please refer to the Statement of Additional Information.

OTHER RISK FACTORS



SELECTION RISK
(GIS, QB, TAS, TGIS)           Account investors are subject to selection risk
                               in that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.


TEMPORARY DEFENSIVE POSITIONS
(All Accounts)                 The Accounts may depart from principal investment
                               strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in various types of money market and short-term debt securities. If an Account takes a temporary defensive position, it is not pursuing its investment goal.

                            INVESTMENTS AT A GLANCE

--------------------------------------------------------------------------------


Each Account invests in various instruments subject to its particular investment policies. The Accounts invest in some or all of the following, as indicated below. These techniques and practices are described together with their risks, in the SAI.




---------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT TECHNIQUES                               GIS          MM          QB         TAS        TGIS         TSB          TB
---------------------------------------------------------------------------------------------------------------------------------
 Affiliated Bank Transactions
---------------------------------------------------------------------------------------------------------------------------------
 American Depositary Receipts                       X                       X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Asset-Backed Mortgage Securities                                           X                                               X
---------------------------------------------------------------------------------------------------------------------------------
 Bankers Acceptances                                X           X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Buying Put and Call Options                        X                                   X           X                       X
---------------------------------------------------------------------------------------------------------------------------------
 Certificates of Deposit                            X           X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Commercial Paper                                   X           X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Convertible Securities                                                     X           X
---------------------------------------------------------------------------------------------------------------------------------
 Corporate Asset-Backed Securities                                          X
---------------------------------------------------------------------------------------------------------------------------------
 Debt Securities                                    X           X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Emerging Market Securities
---------------------------------------------------------------------------------------------------------------------------------
 Equity Securities                                  X                       X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Floating & Variable Rate Instruments               X           X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Foreign Securities                                 X                       X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Forward Contracts on Foreign Currency
---------------------------------------------------------------------------------------------------------------------------------
 Futures Contracts                                  X                       X           X           X                       X
---------------------------------------------------------------------------------------------------------------------------------
 Illiquid Securities                                X                       X           X           X                       X
---------------------------------------------------------------------------------------------------------------------------------
 Indexed Securities                                                         X
---------------------------------------------------------------------------------------------------------------------------------
 Index Futures Contracts                            X                       X           X           X                       X
---------------------------------------------------------------------------------------------------------------------------------
 Investment Company Securities                      X                       X           X           X                       X
---------------------------------------------------------------------------------------------------------------------------------
 Investment in Unseasoned Companies                 X                       X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Lending Portfolio Securities                       X                       X           X           X                       X
---------------------------------------------------------------------------------------------------------------------------------
 Letters of Credit                                  X                       X           X           X                       X
---------------------------------------------------------------------------------------------------------------------------------
 Loan Participations
---------------------------------------------------------------------------------------------------------------------------------
 Options on Foreign Currencies
---------------------------------------------------------------------------------------------------------------------------------
 Options on Index Futures Contracts                 X                       X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Options on Stock Indices                           X                                               X
---------------------------------------------------------------------------------------------------------------------------------
 Other Direct Indebtedness                                      X                                               X
---------------------------------------------------------------------------------------------------------------------------------
 Real Estate-Related Instruments                    X                       X           X           X                       X
---------------------------------------------------------------------------------------------------------------------------------
 Repurchase Agreements                              X           X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Reverse Repurchase Agreements                      X                       X           X           X                       X
---------------------------------------------------------------------------------------------------------------------------------
 Short Sales "Against the Box"
---------------------------------------------------------------------------------------------------------------------------------
 Short-Term Money Market Instruments                X           X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Swap Agreements
---------------------------------------------------------------------------------------------------------------------------------
 Temporary Bank Borrowing                           X                       X           X           X                       X
---------------------------------------------------------------------------------------------------------------------------------
 U.S. Government Securities                         X           X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Variable Amount Master Demand Notes                X                       X           X           X                       X
---------------------------------------------------------------------------------------------------------------------------------
 When-Issued and Delayed Delivery Securities        X                       X           X           X                       X
---------------------------------------------------------------------------------------------------------------------------------
 Writing Covered Call Options                       X                                   X           X                       X
---------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX A
--------------------------------------------------------------------------------

                               THE FIXED ACCOUNT


The Fixed Account is secured by part of the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in the Separate Account or any other separate account sponsored by the Company or its affiliates. In the contract, we refer to this account as the "flexible annuity account."


The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account portion of the contract owner's contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described above, less any applicable premium taxes or prior surrenders. If the contract owner effects a surrender, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge as described under "Charges and Deductions" in this prospectus.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, nor subject to the provisions of the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as the Company prospectively declares from time to time.


The initial rate for any allocations into the Fixed Account is guaranteed for one year from the date of such allocation. Subsequent renewal rates will be guaranteed for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3.5% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3.5% per year will be determined in our sole discretion. You assume the risk that interest credit to the Fixed Account may not exceed the minimum guarantee of 3.5% for any given year.


TRANSFERS


Under nonqualified contracts, you may make transfers from the Fixed Account to any other available funding option(s) twice a year during the 30 days following the semiannual anniversary of the Contract effective date. The transfers are limited to an amount of up to 10% of the Fixed Account Value on the semiannual Contract effective date anniversary. (This restriction does not apply to transfers from the Dollar Cost Averaging Program or to transfers under qualified contracts.) We reserve the right to waive this restriction.


Automated transfers from the Fixed Account to any of the funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging program.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                                                        APPENDIX
                                                                               B
                     CONDENSED FINANCIAL INFORMATION
-------------------------------------------------------------------------

               THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
                        ACCUMULATION UNIT VALUES

                                             1998                  1997                  1996                  1995
                                     --------------------   -------------------   -------------------   -------------------
                                         Q          NQ         Q          NQ         Q          NQ         Q          NQ
---------------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year...  $   3.779   $  3.920   $  3.034    $ 3.146   $  2.396    $ 2.485   $  1.779    $ 1.845
 Unit Value at end of year.........      6.033      6.257      3.779      3.920      3.034      3.146      2.396      2.485
 Number of units outstanding at end
   of year (thousands).............    104,732     11,574     84,250      9,791     64,294      7,828     45,979      4,415
HIGH YIELD BOND TRUST
 Unit Value at beginning of year...  $   3.261   $  3.295   $  2.833    $ 2.863   $  2.472    $ 2.498   $  2.167    $ 2.189
 Unit Value at end of year.........      3.432      3.468      3.261      3.295      2.833      2.863      2.472      2.498
 Number of units outstanding at end
   of year (thousands).............      6,959      1,011      6,673        973      5,312        657      4,592        498
MANAGED ASSETS TRUST
 Unit Value at beginning of year...  $   3.720   $  4.004   $  3.105    $ 3.342   $  2.763    $ 2.975   $  2.201    $ 2.369
 Unit Value at end of year.........      4.462      4.802      3.720      4.004      3.105      3.342      2.763      2.975
 Number of units outstanding at end
   of year (thousands).............     53,900      5,958     53,841      5,164     55,055      4,632     57,020      4,114

CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year...  $  1.892    $ 1.962
 Unit Value at end of year.........     1.779      1.845
 Number of units outstanding at end
   of year (thousands).............    40,160      3,605
HIGH YIELD BOND TRUST
 Unit Value at beginning of year...  $  2.222    $ 2.245
 Unit Value at end of year.........     2.167      2.189
 Number of units outstanding at end
   of year (thousands).............     4,708        585
MANAGED ASSETS TRUST
 Unit Value at beginning of year...  $  2.281    $ 2.455
 Unit Value at end of year.........     2.201      2.369
 Number of units outstanding at end
   of year (thousands).............    58,355      4,813


                                            1993                  1992                  1991                  1990
                                     -------------------   -------------------   -------------------   -------------------
                                        Q          NQ         Q          NQ         Q          NQ         Q          NQ
--------------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year...   $ 1.665    $ 1.727    $ 1.433    $ 1.487    $ 1.075    $ 1.114    $ 1.157    $ 1.200
 Unit Value at end of year.........     1.892      1.962      1.665      1.727      1.433      1.487      1.075      1.114
 Number of units outstanding at end
   of year (thousands).............    30,003      2,825     16,453      1,020     12,703        887     11,356        553
HIGH YIELD BOND TRUST
 Unit Value at beginning of year...   $ 1.974    $ 1.994    $ 1.767    $ 1.785    $ 1.418    $ 1.433    $ 1.573    $ 1.590
 Unit Value at end of year.........     2.222      2.245      1.976      1.994      1.767      1.785      1.418      1.433
 Number of units outstanding at end
   of year (thousands).............     5,066        603      4,730        428      4,018        344      4,045        341
MANAGED ASSETS TRUST
 Unit Value at beginning of year...   $ 2.111    $ 2.273    $ 2.034    $ 2.189    $ 1.691    $ 1.821    $ 1.671    $ 1.799
 Unit Value at end of year.........     2.281      2.455      2.111      2.273      2.034      2.189      1.691      1.821
 Number of units outstanding at end
   of year (thousands).............    63,538      4,490     65,926      4,120     58,106      3,359     51,489      2,744

-----------------------------------------------------------------
CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year...   $ 1.015    $ 1.052
 Unit Value at end of year.........     1.157      1.200
 Number of units outstanding at end
   of year (thousands).............    12,038        495
HIGH YIELD BOND TRUST
 Unit Value at beginning of year...   $ 1.571    $ 1.588
 Unit Value at end of year.........     1.573      1.590
 Number of units outstanding at end
   of year (thousands).............     6,074        573
MANAGED ASSETS TRUST
 Unit Value at beginning of year...   $ 1.331    $ 1.433
 Unit Value at end of year.........     1.671      1.799
 Number of units outstanding at end
   of year (thousands).............    47,104      2,836


 Q = Qualified
NQ = NonQualified
The financial statements of Fund U are contained in the Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.
* Prior to May 1, 1994, the Capital Appreciation Fund was known as the Aggressive Stock Trust.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                  THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
                            ACCUMULATION UNIT VALUES


                                                         1998       1997       1996       1995       1994       1993       1992
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND (1/92)*
  Unit Value at beginning of year....................  $  2.456   $  1.870   $  1.546   $  1.144   $  1.148   $  1.064   $  1.000
  Unit Value at end of year..........................     3.110      2.456      1.870      1.546      1.144      1.148      1.064
  Number of units outstanding at end of year
    (thousands)......................................   147,531    109,317     66,098     43,247     31,600     26,789     12,089
AMERICAN ODYSSEY FUNDS, INC.
  AMERICAN ODYSSEY CORE EQUITY FUND (6/93)*
  Unit Value at beginning of period..................  $  2.143   $  1.647   $  1.354   $   .990   $  1.012   $  1.000         --
  Unit Value at end of period........................     2.445      2.143      1.647      1.354       .990      1.012         --
  Number of units outstanding at end of period
    (thousands)......................................   187,872    185,895    170,552    137,330    100,082     37,136         --
  AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND
    (5/93)*
  Unit Value at beginning of period..................  $  1.541   $  1.460   $  1.526   $  1.168   $  1.079   $  1.000         --
  Unit Value at end of period........................     1.390      1.541      1.460      1.526      1.168      1.079         --
  Number of units outstanding at end of period
    (thousands)......................................   187,717    162,146    122,877    103,815     73,838     27,011         --
  AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND**
    (5/93)*
  Unit Value at beginning of period..................  $  1.183   $  1.129   $  1.102   $  1.006   $  1.020   $  1.000         --
  Unit Value at end of period........................     1.125      1.183      1.129      1.102      1.006      1.020         --
  Number of units outstanding at end of period
    (thousands)......................................    70,747     48,929     44,077     24,416     17,611      8,201         --
  AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND
    (6/93)*
  Unit Value at beginning of period..................  $  1.229   $  1.157   $  1.128   $   .993   $  1.035   $  1.000         --
  Unit Value at end of period........................     1.317      1.229      1.157      1.128       .993      1.035         --
  Number of units outstanding at end of period
    (thousands)......................................    93,456     86,914     78,211     68,878     50,403     19,564         --
  AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND (5/93)*
  Unit Value at beginning of period..................  $  1.592   $  1.534   $  1.274   $  1.084   $  1.180   $  1.000         --
  Unit Value at end of period........................     1.806      1.592      1.534      1.274      1.084      1.180         --
  Number of units outstanding at end of period
    (thousands)......................................   161,690    143,959    121,896     70,364     47,096     16,944         --
  AMERICAN ODYSSEY LONG-TERM BOND FUND (6/93)*
  Unit Value at beginning of period..................  $  1.352   $  1.221   $  1.221   $   .990   $  1.085   $  1.000         --
  Unit Value at end of period........................     1.456      1.352      1.221      1.221       .990      1.085         --
  Number of units outstanding at end of period
    (thousands)......................................   170,067    159,728    137,075    101,376     70,928     25,467         --
DREYFUS VARIABLE INVESTMENT FUND
  SMALL CAP PORTFOLIO (5/98)*
  Unit Value at beginning of period..................  $  1.000         --         --         --         --         --         --
  Unit Value at end of period........................     0.860         --         --         --         --         --         --
  Number of units outstanding at end of period
    (thousands)......................................     4,815         --         --         --         --         --         --
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND
  EQUITY-INCOME PORTFOLIO (7/93)*
  Unit Value at beginning of period..................  $  2.118   $  1.674   $  1.484   $  1.112   $  1.052   $  1.000         --
  Unit Value at end of period........................     2.335      2.118      1.674      1.484      1.112      1.052         --
  Number of units outstanding at end of period
    (thousands)......................................   243,964    237,050    205,636    153,463     78,856     13,414         --
  GROWTH PORTFOLIO (1/92)*
  Unit Value at beginning of year....................  $  2.201   $  1.805   $  1.594   $  1.192   $  1.207   $  1.024   $  1.000
  Unit Value at end of year..........................     3.033      2.201      1.805      1.594      1.192      1.207      1.024
  Number of units outstanding at end of year
    (thousands)......................................   295,980    289,002    274,892    229,299    176,304    101,260     30,240
  HIGH INCOME PORTFOLIO (2/92)*
  Unit Value at beginning of year....................  $  2.052   $  1.766   $  1.568   $  1.316   $  1.354   $  1.138   $  1.000
  Unit Value at end of year..........................     1.939      2.052      1.766      1.568      1.316      1.354      1.138
  Number of units outstanding at end of year
    (thousands)......................................    49,347     48,895     40,309     32,601     25,813     17,381      4,875
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II
  (1/92)*
  ASSET MANAGER PORTFOLIO
  Unit Value at beginning of year....................  $  1.879   $  1.577   $  1.394   $  1.207   $  1.301   $  1.088   $  1.000
  Unit Value at end of year..........................     2.135      1.879      1.577      1.394      1.207      1.301      1.088
  Number of units outstanding at end of year
    (thousands)......................................   226,655    240,064    249,050    270,795    282,474    162,413     30,207

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                  THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)


                                                         1998       1997       1996       1995       1994       1993       1992
---------------------------------------------------------------------------------------------------------------------------------
TEMPLETON VARIABLE PRODUCTS SERIES FUND:
  TEMPLETON ASSET ALLOCATION FUND (1/92)* (CLASS 1)
  Unit Value at beginning of year....................  $  2.070   $  1.815   $  1.546   $  1.277   $  1.333   $  1.070   $  1.000
  Unit Value at end of year..........................     2.176      2.070      1.815      1.546      1.277      1.333      1.070
  Number of units outstanding at end of year
    (thousands)......................................   105,824    124,603    113,809    107,460    103,407     51,893     13,888
  TEMPLETON BOND FUND (1/92)* (CLASS 1)
  Unit Value at beginning of year....................  $  1.367   $  1.351   $  1.250   $  1.101   $  1.172   $  1.065   $  1.000
  Unit Value at end of year..........................     1.447      1.367      1.351      1.250      1.101      1.172      1.065
  Number of units outstanding at end of year
    (thousands)......................................     9,863     10,502     10,260     10,527     10,186      8,014      3,477
  TEMPLETON STOCK FUND (1/92)* (CLASS 1)
  Unit Value at beginning of year....................  $  2.211   $  2.001   $  1.655   $  1.338   $  1.385   $  1.047   $  1.000
  Unit Value at end of year..........................     2.211      2.211      2.001      1.655      1.338      1.385      1.047
  Number of units outstanding at end of year
    (thousands)......................................   164,479    180,876    154,614    122,937    101,462     43,847     10,433
TRAVELERS SERIES FUND
  ALLIANCE GROWTH PORTFOLIO (2/95)*
  Unit Value at beginning of period..................  $  2.091   $  1.640   $  1.284   $  1.000         --         --         --
  Unit Value at end of period........................     2.664      2.091      1.640      1.284         --         --         --
  Number of units outstanding at end of period
    (thousands)......................................    31,613     19,535     10,809      2,498         --         --         --
  G.T. GLOBAL STRATEGIC INCOME PORTFOLIO*** (3/95)*
  Unit Value at beginning of period..................  $  1.487   $  1.402   $  1.195   $  1.000         --         --         --
  Unit Value at end of period........................     1.446      1.487      1.402      1.195         --         --         --
  Number of units outstanding at end of period
    (thousands)......................................       240        222        242        162         --         --         --
  MFS TOTAL RETURN PORTFOLIO (2/95)*
  Unit Value at beginning of period..................  $  1.630   $  1.362   $  1.205   $  1.000         --         --         --
  Unit Value at end of period........................     1.798      1.630      1.362      1.205         --         --         --
  Number of units outstanding at end of period
    (thousands)......................................    22,751     14,655      7,302      2,734         --         --         --
  PUTNAM DIVERSIFIED INCOME PORTFOLIO (3/95)*
  Unit Value at beginning of period..................  $  1.282   $  1.206   $  1.128   $  1.000         --         --         --
  Unit Value at end of period........................     1.275      1.282      1.206      1.128         --         --         --
  Number of units outstanding at end of period
    (thousands)......................................     7,549      5,171      2,375        774         --         --         --
  SMITH BARNEY HIGH INCOME PORTFOLIO (3/95)*
  Unit Value at beginning of period..................  $  1.412   $  1.256   $  1.124   $  1.000         --         --         --
  Unit Value at end of period........................     1.400      1.412      1.256      1.124         --         --         --
  Number of units outstanding at end of period
    (thousands)......................................     2,256      1,307        553        138         --         --         --
  SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO (2/95)*
  Unit Value at beginning of period..................  $  1.339   $  1.321   $  1.137   $  1.000         --         --         --
  Unit Value at end of period........................     1.408      1.339      1.321      1.137         --         --         --
  Number of units outstanding at end of period
    (thousands)......................................     8,376      7,634      5,777        593         --         --         --
  SMITH BARNEY LARGE CAP VALUE PORTFOLIO (2/95)*
  (formerly Smith Barney Income and Growth Portfolio)
  Unit Value at beginning of period..................  $  1.843   $  1.474   $  1.246   $  1.000         --         --         --
  Unit Value at end of period........................     1.999      1.843      1.474      1.246         --         --         --
  Number of units outstanding at end of period
    (thousands)......................................    13,038     10,871      6,133      1,747         --         --         --
TRAVELERS SERIES TRUST
  DISCIPLINED MID CAP STOCK PORTFOLIO (5/98)*
  Unit Value at beginning of period..................  $  1.000         --         --         --         --         --         --
  Unit Value at end of period........................     1.040         --         --         --         --         --         --
  Number of units outstanding at end of period
    (thousands)......................................     1,388         --         --         --         --         --         --
  SOCIAL AWARENESS STOCK PORTFOLIO (5/92)*
  Unit Value at beginning of period..................  $  2.176   $  1.731   $  1.461   $  1.109   $  1.153   $  1.086   $  1.000
  Unit Value at end of period........................     2.842      2.176      1.731      1.461      1.109      1.153      1.086
  Number of units outstanding at end of year
    (thousands)......................................    13,305      9,539      6,355      4,841      3,499      2,920      1,332

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                  THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)


                                                         1998       1997       1996       1995       1994       1993       1992
---------------------------------------------------------------------------------------------------------------------------------
TRAVELERS SERIES TRUST (CONTINUED)
  U.S. GOVERNMENT SECURITIES PORTFOLIO (1/92)*
  Unit Value at beginning of period..................  $  1.472   $  1.323   $  1.321   $  1.074   $  1.153   $  1.066   $  1.000
  Unit Value at end of period........................     1.602      1.472      1.323      1.321      1.074      1.153      1.066
  Number of units outstanding at end of period
    (thousands)......................................    36,339     22,809     19,054     21,339     22,709     22,142      8,566
  UTILITIES PORTFOLIO (2/94)*
  Unit Value at beginning of period..................  $  1.686   $  1.363   $  1.284   $  1.005   $  1.000         --         --
  Unit Value at end of period........................     1.969      1.686      1.363      1.284      1.005         --         --
  Number of units outstanding at end of period
    (thousands)......................................    16,378     12,539     13,258     11,918      5,740         --         --


  * Represents date money was first applied to funding option through Separate Account.

 ** Formerly American Odyssey Short-Term Bond Fund. The name, investment objectives and investment subadviser were changed pursuant to a shareholder vote effective May 1, 1998.

*** Not currently available to new Contract Owners in most states.

The financial statements of Fund U are contained in the Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


"Number of units outstanding at end of period" may include units for contract owners in the payout phase.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

 PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                      YEAR


The following information on per unit data has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1998 is contained in the Account GIS Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


CONTRACTS ISSUED ON OR AFTER TO MAY 16, 1983    1998       1997       1996       1995       1994       1993       1992       1991
-----------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income................      $   .234   $   .228   $   .212    $  .205    $  .189    $  .184    $  .188    $  .198
 Operating expenses.....................          .303       .228       .175       .140       .115       .106       .098       .091
                                              --------   --------   --------    -------    -------    -------    -------    -------
 Net investment income (loss)...........         (.069)      .000       .037       .065       .074       .078       .090       .107
 Unit Value at beginning of year........        14.955     11.371      9.369      6.917      7.007      6.507      6.447      5.048
 Net realized and change in unrealized gains
   (losses).............................         4.367      3.584      1.965      2.387      (.164)      .422      (.030)     1.292
                                              --------   --------   --------    -------    -------    -------    -------    -------
 Unit Value at end of year..............      $ 19.253   $ 14.955   $ 11.371    $ 9.369    $ 6.917    $ 7.007    $ 6.507    $ 6.447
                                              ========   ========   ========    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...     $   4.30   $   3.58   $   2.00    $  2.45    $  (.09)   $   .50    $   .06    $  1.40
 Ratio of operating expenses to average net
   assets...............................          1.81%      1.70%      1.70%      1.70%      1.65%      1.57%      1.58%      1.58%
 Ratio of net investment income (loss) to
   average net assets...................          (.41)%      .00%       .36%       .79%      1.05%      1.15%      1.43%      1.86%
 Number of units outstanding at end of year
   (thousands)..........................        32,051     29,545     27,578     26,688     26,692     28,497     29,661     26,235
 Portfolio turnover rate................            50%        64%        85%        96%       103%        81%       189%       319%
   CONTRACTS ISSUED PRIOR TO MAY 16, 1983       1998       1997       1996       1995       1994       1993       1992       1991
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income................      $   .243   $   .233   $   .216    $  .208    $  .192    $  .189    $  .192    $  .201
 Operating expenses.....................          .272       .201       .154       .123       .100       .092       .085       .077
                                              --------   --------   --------    -------    -------    -------    -------    -------
 Net investment income (loss)...........         (.029)      .032       .062       .085       .092       .097       .107       .124
 Unit Value at beginning of year........        15.510     11.763      9.668      7.120      7.194      6.664      6.587      5.145
 Net realized and change in unrealized gains
   (losses).............................         4.536      3.715      2.033      2.463      (.166)      .433      (.030)     1.318
                                              --------   --------   --------    -------    -------    -------    -------    -------
 Unit Value at end of year..............      $ 20.017   $ 15.510   $ 11.763    $ 9.668    $ 7.120    $ 7.194    $ 6.664    $ 6.587
                                              ========   ========   ========    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...     $   4.51   $   3.75   $   2.10    $  2.55    $  (.07)   $   .53    $   .08    $  1.44
 Ratio of operating expenses to average net
   assets...............................          1.56%      1.45%      1.45%      1.45%      1.41%      1.33%      1.33%      1.33%
 Ratio of net investment income (loss) to
   average net assets...................          (.16)%      .24%       .60%      1.02%      1.30%      1.40%      1.67%      2.11%
 Number of units outstanding at end of year
   (thousands)..........................        13,894     15,194     16,554     17,896     19,557     21,841     22,516     24,868
 Portfolio turnover rate................            50%        64%        85%        96%       103%        81%       189%       319%

-----------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income................       $  .192    $  .191
 Operating expenses.....................          .079       .095
                                               -------    -------
 Net investment income (loss)...........          .113       .096
 Unit Value at beginning of year........         5.295      4.191
 Net realized and change in unrealized gains
   (losses).............................         (.360)     1.008
                                               -------    -------
 Unit Value at end of year..............       $ 5.048    $ 5.295
                                               =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...      $  (.25)   $  1.10
 Ratio of operating expenses to average net
   assets...............................          1.57%      1.58%
 Ratio of net investment income (loss) to
   average net assets...................          2.25%      2.33%
 Number of units outstanding at end of year
   (thousands)..........................        19,634     15,707
 Portfolio turnover rate................            54%        27%
   CONTRACTS ISSUED PRIOR TO MAY 16, 1983       1990       1989
-----------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income................       $  .199    $  .191
 Operating expenses.....................          .069       .066
                                               -------    -------
 Net investment income (loss)...........          .130       .125
 Unit Value at beginning of year........         5.383      4.250
 Net realized and change in unrealized gains
   (losses).............................         (.368)     1.008
                                               -------    -------
 Unit Value at end of year..............       $ 5.145    $ 5.383
                                               =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...      $  (.24)   $  1.13
 Ratio of operating expenses to average net
   assets...............................          1.33%      1.33%
 Ratio of net investment income (loss) to
   average net assets...................          2.50%      2.56%
 Number of units outstanding at end of year
   (thousands)..........................        28,053     31,326
 Portfolio turnover rate................            54%        27%

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
 PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                      YEAR


The following information on per unit data has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1998 is contained in the Account QB Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


CONTRACTS ISSUED ON OR AFTER MAY 16, 1983    1998       1997       1996       1995       1994       1993       1992       1991
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...............     $  .350    $  .342    $  .368    $  .319    $  .310    $  .299    $  .311    $  .299
 Operating expenses....................        .088       .082       .078       .073       .069       .067       .061       .056
                                            -------    -------    -------    -------    -------    -------    -------    -------
 Net investment income.................        .262       .260       .290       .246       .241       .232       .250       .243
 Unit Value at beginning of year.......       5.393      5.060      4.894      4.274      4.381      4.052      3.799      3.357
 Net realized and change in unrealized
   gains (losses)......................        .110       .073      (.124)      .374      (.348)      .097       .003       .199
                                            -------    -------    -------    -------    -------    -------    -------    -------
 Unit Value at end of year.............     $ 5.765    $ 5.393    $ 5.060    $ 4.894    $ 4.274    $ 4.381    $ 4.052    $ 3.799
                                            =======    =======    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...   $   .37    $   .33    $   .17    $   .62    $  (.11)   $   .33    $   .25    $   .44
 Ratio of operating expenses to average
   net assets..........................        1.57%      1.57%      1.57%      1.57%      1.57%      1.57%      1.58%      1.57%
 Ratio of net investment income to
   average net assets..................        4.71%      5.00%      5.87%      5.29%      5.62%      5.41%      6.38%      6.84%
 Number of units outstanding at end of
   year (thousands)....................      21,251     21,521     24,804     27,066     27,033     28,472     20,250     17,211
 Portfolio turnover rate...............         438%       196%       176%       138%        27%        24%        23%        21%
 CONTRACTS ISSUED PRIOR TO MAY 16, 1983      1998       1997       1996       1995       1994       1993       1992       1991
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...............     $  .363    $  .353    $  .379    $  .328    $  .318    $  .306    $  .317    $  .304
 Operating expenses....................        .076       .071       .067       .063       .059       .058       .050       .048
                                            -------    -------    -------    -------    -------    -------    -------    -------
 Net investment income.................        .287       .282       .312       .265       .259       .248       .267       .256
 Unit Value at beginning of year.......       5.593      5.234      5.050      4.400      4.498      4.150      3.880      3.421
 Net realized and change in unrealized
   gains (losses)......................        .114       .077      (.128)      .385      (.357)      .100       .003       .203
                                            -------    -------    -------    -------    -------    -------    -------    -------
 Unit Value at end of year.............     $ 5.994    $ 5.593    $ 5.234    $ 5.050    $ 4.400    $ 4.498    $ 4.150    $ 3.880
                                            =======    =======    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...   $   .40    $   .36    $   .18    $   .65    $  (.10)   $   .35    $   .27    $   .46
 Ratio of operating expenses to average
   net assets..........................        1.33%      1.33%      1.33%      1.33%      1.33%      1.33%      1.33%      1.33%
 Ratio of net investment income to
   average net assets..................        4.96%      5.25%      6.12%      5.54%      5.87%      5.66%      6.61%      7.09%
 Number of units outstanding at end of
   year (thousands)....................       6,880      7,683      8,549      9,325     10,694     12,489     13,416     14,629
 Portfolio turnover rate...............         438%       196%       176%       138%        27%        24%        23%        21%

-----------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...............     $  .277    $  .270
 Operating expenses....................        .048       .047
                                            -------    -------
 Net investment income.................        .229       .223
 Unit Value at beginning of year.......       3.129      2.852
 Net realized and change in unrealized
   gains (losses)......................       (.001)      .054
                                            -------    -------
 Unit Value at end of year.............     $ 3.357    $ 3.129
                                            =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...   $   .23    $   .28
 Ratio of operating expenses to average
   net assets..........................        1.57%      1.57%
 Ratio of net investment income to
   average net assets..................        7.06%      7.44%
 Number of units outstanding at end of
   year (thousands)....................      14,245     13,135
 Portfolio turnover rate...............          41%        33%
 CONTRACTS ISSUED PRIOR TO MAY 16, 1983     1990*       1989
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...............     $  .281    $  .270
 Operating expenses....................        .040       .035
                                            -------    -------
 Net investment income.................        .241       .235
 Unit Value at beginning of year.......       3.181      2.892
 Net realized and change in unrealized
   gains (losses)......................       (.001)      .054
                                            -------    -------
 Unit Value at end of year.............     $ 3.421    $ 3.181
                                            =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...   $   .24    $   .29
 Ratio of operating expenses to average
   net assets..........................        1.33%      1.33%
 Ratio of net investment income to
   average net assets..................        7.31%      7.60%
 Number of units outstanding at end of
   year (thousands)....................      16,341     18,248
 Portfolio turnover rate...............          41%        33%

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
 PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                      YEAR


The following information on per unit data has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1998 is contained in the Account MM Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


CONTRACTS ISSUED ON OR AFTER MAY 16, 1983    1998       1997       1996       1995       1994       1993       1992       1991
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...............    $   .133   $   .128    $  .121    $  .127    $  .087    $  .065    $  .077    $  .118
 Operating expenses....................        .038       .036       .035       .034       .032       .031       .031       .030
                                           --------   --------    -------    -------    -------    -------    -------    -------
 Net investment income.................        .095       .092       .086       .093       .055       .034       .046       .088
 Unit Value at beginning of year.......       2.355      2.263      2.177      2.084      2.029      1.995      1.949      1.861
                                           --------   --------    -------    -------    -------    -------    -------    -------
 Unit Value at end of year.............    $  2.450   $  2.355    $ 2.263    $ 2.177    $ 2.084    $ 2.029    $ 1.995    $ 1.949
                                           ========   ========    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value............    $    .10   $    .09    $   .09    $   .09    $   .06    $   .03    $   .05    $   .09
 Ratio of operating expenses to average
   net assets..........................        1.57%      1.57%      1.57%      1.57%      1.57%      1.57%      1.57%      1.57%
 Ratio of net investment income to
   average net assets..................        3.95%      4.02%      3.84%      4.36%      2.72%      1.68%      2.33%      4.66%
 Number of units outstanding at end of
   year (thousands)....................      41,570     36,134     38,044     35,721     39,675     34,227     42,115     55,013
 CONTRACTS ISSUED PRIOR TO MAY 16, 1983      1998       1997       1996       1995       1994       1993       1992       1991
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...............    $   .138   $   .134    $  .125    $  .130    $  .091    $  .067    $  .079    $  .120
 Operating expenses....................        .033       .032       .030       .030       .028       .027       .027       .026
                                           --------   --------    -------    -------    -------    -------    -------    -------
 Net investment income.................        .105       .102       .095       .100       .063       .040       .052       .094
 Unit Value at beginning of year.......       2.443      2.341      2.246      2.146      2.083      2.043      1.991      1.897
                                           --------   --------    -------    -------    -------    -------    -------    -------
 Unit Value at end of year.............    $  2.548   $  2.443    $ 2.341    $ 2.246    $ 2.146    $ 2.083    $ 2.043    $ 1.191
                                           ========   ========    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value............    $    .11   $    .10    $   .10    $   .10    $   .06    $   .04    $   .05    $   .09
 Ratio of operating expenses to average
   net assets..........................        1.33%      1.33%      1.33%      1.33%      1.33%      1.33%      1.33%      1.33%
 Ratio of net investment income to
   average net assets..................        4.20%      4.27%      4.10%      4.61%      2.98%      1.93%      2.58%      4.90%
 Number of units outstanding at end of
   year (thousands)....................          91        105        112        206        206        218        227        262

--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...............     $  .149    $  .156
 Operating expenses....................        .029       .027
                                            -------    -------
 Net investment income.................        .120       .129
 Unit Value at beginning of year.......       1.741      1.612
                                            -------    -------
 Unit Value at end of year.............     $ 1.861    $ 1.741
                                            =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value............     $   .12    $   .13
 Ratio of operating expenses to average
   net assets..........................        1.57%      1.57%
 Ratio of net investment income to
   average net assets..................        6.68%      7.65%
 Number of units outstanding at end of
   year (thousands)....................      67,343     57,916
 CONTRACTS ISSUED PRIOR TO MAY 16, 1983     1990*       1989
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...............     $  .151    $  .156
 Operating expenses....................        .024       .021
                                            -------    -------
 Net investment income.................        .127       .135
 Unit Value at beginning of year.......       1.770      1.635
                                            -------    -------
 Unit Value at end of year.............     $ 1.897    $ 1.770
                                            =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value............     $   .13    $   .14
 Ratio of operating expenses to average
   net assets..........................        1.33%      1.33%
 Ratio of net investment income to
   average net assets..................        6.93%      7.81%
 Number of units outstanding at end of
   year (thousands)....................         326        367


* On May 1, 1990, TAMIC replaced TIMCO as the investment adviser for Account MM.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

   THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD


The following information on per unit data has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1998 is contained in the Account TGIS Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


                                        1998       1997       1996       1995       1994       1993       1992       1991
---------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...........    $  .064    $  .075    $  .061    $  .083    $  .064    $  .043    $  .046    $  .045
 Operating expenses................       .110       .090       .069**     .057**     .041**     .042**     .045**     .045**
                                       -------    -------    -------    -------    -------    -------    -------    -------
 Net investment income (loss)......      (.046)     (.015)     (.008)      .026       .023       .001       .001         --
 Unit Value at beginning of year...    $ 3.526    $ 2.717    $ 2.263    $ 1.695    $ 1.776    $ 1.689    $ 1.643    $ 1.391
 Net realized and change in
   unrealized gains (losses).......       .988       .824       .462       .542      (.104)     0.086      0.045      0.252
                                       -------    -------    -------    -------    -------    -------    -------    -------
 Unit Value at end of year.........    $ 4.468    $ 3,526    $ 2.717    $ 2.263    $ 1.695    $ 1.776    $ 1.689    $ 1.643
                                       =======    =======    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................    $   .94    $   .81    $   .45    $   .57    $  (.08)   $   .09    $   .05    $   .25
 Ratio of operating expenses to
   average net assets*.............       2.82%      2.82%**     2.82%**     2.82%**     2.82%**     2.82%**     2.82%**     2.82%**
 Ratio of net investment income
   (loss) to average net assets*...      (1.16)%     (.45)%     (.34)%     1.37%      1.58%      0.08%      0.78%      1.33%
 Number of units outstanding at end
   of year (thousands).............     25,192     60,312     68,111    105,044     29,692         --    217,428         --
 Portfolio turnover rate...........         81%        63%        81%        79%        19%        70%       119%       489%

---------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...........   $  .099    $  .161
 Operating expenses................      .034**     .023
                                      -------    -------
 Net investment income (loss)......      .065       .138
 Unit Value at beginning of year...   $ 1.447    $ 1.108
 Net realized and change in
   unrealized gains (losses).......     (.121)      .201
                                      -------    -------
 Unit Value at end of year.........   $ 1.391    $ 1.447
                                      =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................   $  (.06)   $   .34
 Ratio of operating expenses to
   average net assets*.............      2.41%**     1.57%
 Ratio of net investment income
   (loss) to average net assets*...      1.86%      2.81%
 Number of units outstanding at end
   of year (thousands).............     5,708         --
 Portfolio turnover rate...........       653%       149%



 * Annualized



 ** Effective May 1, 1990, market timing fees are included in operating expenses. Prior to May 1, 1990, market timing fee payments were made by separate check from a contract owner, and were not recorded in the financial statements of Account TGIS, or by contractual surrender to the extent allowed under federal tax law.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES* PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR


The following information on per unit data has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1998 is contained in the Account TSB Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


                                       1998       1997       1996       1995       1994       1993       1992       1991
--------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...........   $  .078    $  .077    $  .057    $  .074    $  .055    $  .041    $  .054    $  .076
 Operating expenses................      .040       .039**     .030**     .035**     .036**     .037**     .041**     .036**
                                      -------    -------    -------    -------    -------    -------    -------    -------
 Net investment income.............      .038       0.38       .027       .039       .019       .004       .013       .040
 Unit value at beginning of year...     1.399      1.361      1.333      1.292      1.275      1.271      1.258      1.218
 Net realized and change in
   unrealized gains (losses)***....      .000       .000       .001       .002      (.002)        --         --         --
                                      -------    -------    -------    -------    -------    -------    -------    -------
 Unit value at end of year.........   $ 1.437    $ 1.399    $ 1.361    $ 1.333    $ 1.292    $ 1.275    $ 1.271    $ 1.258
                                      =======    =======    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase in unit value........   $   .04    $   .04    $   .03    $   .04    $   .02    $    --    $   .01    $   .04
 Ratio of operating expenses to
   average net assets****..........      2.82%      2.82%**     2.82%**     2.82%**     2.82%**     2.82%**     2.82%**     2.82%**
 Ratio of net investment income to
   average net assets****..........      2.71%      2.77%      2.47%      3.17%      1.45%       .39%      1.12%      3.07%
 Number of units outstanding at end
   of year (thousands).............   137,067     47,262     54,565         --    216,713    353,374    173,359    439,527

--------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...........   $  .099    $  .102
 Operating expenses................      .030**     .017
                                      -------    -------
 Net investment income.............      .069       .085
 Unit value at beginning of year...     1.149      1.064
 Net realized and change in
   unrealized gains (losses)***....        --         --
                                      -------    -------
 Unit value at end of year.........   $ 1.218    $ 1.149
                                      =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase in unit value........   $   .07    $   .09
 Ratio of operating expenses to
   average net assets****..........      2.41%**     1.57%
 Ratio of net investment income to
   average net assets****..........      5.89%      7.63%
 Number of units outstanding at end
   of year (thousands).............   369,769    360,074


  * Prior to May 1, 1994, the Account was known as The Travelers Timed Money Market Account for Variable Annuities.

 ** Effective May 1, 1990, market timing fees are included in operating expenses. Prior to May 1, 1990, market timing fee payments were made by separate check from a contract owner, and were not recorded in the financial statements of Account TSB, or by contractual surrender to the extent allowed under federal tax law.

 *** Effective May 2, 1994, Account TSB was authorized to invest in securities with a maturity of greater than one year. As a result, net realized and change in unrealized gains (losses) are no longer included in total investment income.

**** Annualized.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR


The following information on per unit data has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1998 is contained in the Account TAS Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


                                       1998       1997       1996       1995       1994       1993       1992       1991
--------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...........  $   .056   $   .063    $  .041    $  .042    $  .036    $  .037    $  .041    $  .044
 Operating expenses................      .098       .085       .069**     .057**     .049**     .048**     .043**     .039**
                                     --------   --------    -------    -------    -------    -------    -------    -------
 Net investment income (loss)......     (.042)     (.022)     (.028)     (.015)     (.013)     (.011)     (.002)      .005
 Unit Value at beginning of year...     3.389      2.623      2.253      1.706      1.838      1.624      1.495      1.136
 Net realized and unrealized gains
   (losses)........................      .560       .788       .398       .562      (.119)      .225       .131       .354
                                     --------   --------    -------    -------    -------    -------    -------    -------
 Unit Value at end of year.........  $  3.907   $  3.389    $ 2.623    $ 2.253    $ 1.706    $ 1.838    $ 1.624    $ 1.495
                                     ========   ========    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................       .52   $    .77    $   .37    $   .55    $  (.13)   $   .21    $  (.13)   $   .36
 Ratio of operating expenses to
   average net assets*.............      2.85%      2.85%**     2.84%**     2.83%**     2.80%**     2.82%**     2.93%**     2.99%**
 Ratio of net investment income
   (loss) to average net assets*...     (1.21)%     (.76)%    (1.13)%     (.74)%     (.72)%     (.80)%     (.12)%      .37%
 Number of units outstanding at end
   of year (thousands).............    16,452     25,865     30,167     45,575     25,109     43,059     20,225     19,565
 Portfolio turnover rate...........       113%        92%        98%       113%       142%        71%       269%       261%

--------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...........   $  .045    $  .052
 Operating expenses................      .073**     .051
                                      -------    -------
 Net investment income (loss)......     (.028)      .001
 Unit Value at beginning of year...     1.189      1.059
 Net realized and unrealized gains
   (losses)........................     (.025)      .129
                                      -------    -------
 Unit Value at end of year.........   $ 1.136    $ 1.189
                                      =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................   $  (.05)   $   .13
 Ratio of operating expenses to
   average net assets*.............      2.64%**     1.95%
 Ratio of net investment income
   (loss) to average net assets*...     (3.73)%      .91%
 Number of units outstanding at end
   of year (thousands).............     5,585         --
 Portfolio turnover rate...........         0%        77%


 * Annualized

** Effective May 1, 1990, market timing fees are included in operating expenses.
   Prior to May 1, 1990, market timing fee payments were made by separate check from a contract owner and were not recorded in the financial statements of Account TAS, or by contractual surrender to the extent allowed under federal tax law.

 + On May 1, 1990, TIMCO replaced Keystone Custodian Funds, Inc. as the investment adviser for Account TAS.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES*

    PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR


The following information on per unit data for 1997 and prior has been audited by PricewaterhouseCoopers LLP, independent accountants. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


                                       1998       1997          1996          1995          1994          1993          1992
------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...........      .000    $  .025       $  .033       $  .071       $  .007       $  .054       $  .051
 Operating expenses................      .000       .011          .015***       .031***       .006***       .036***       .032***
                                      -------    -------       -------       -------       -------       -------       -------
 Net investment income.............      .000       .014          .018          .040          .001          .018          .019
 Unit Value at beginning of year...   $ 1.273      1.232         1.383         1.215         1.234         1.132         1.087
 Net realized and change in
   unrealized gains (losses).......      .000       .027         (.169)         .128         (.020)         .084          .026
                                      -------    -------       -------       -------       -------       -------       -------
 Unit Value at end of year.........   $ 1.273    $ 1.273       $ 1.232       $ 1.383       $ 1.215       $ 1.234       $ 1.132
                                      =======    =======       =======       =======       =======       =======       =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................   $   .00    $   .04       $  (.15)      $   .17       $  (.02)      $   .10       $   .05
 Ratio of operating expenses to
   average net assets**............        --       3.00%***      3.00%***      3.00%***      3.00%***      3.00%***      2.99%***
 Ratio of net investment income to
   average net assets**............        --       3.64%         3.48%         3.98%         1.02%         1.48%         1.71%
 Number of units outstanding at end
   of year (thousands).............        --         --            --        11,466            --        20,207        21,868
 Portfolio turnover rate...........        --        129%          153%          117%           --           190%          505%

------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...........   $  .052       $  .072       $  .147
 Operating expenses................      .031***       .018***       .023
                                      -------       -------       -------
 Net investment income.............      .021          .054          .124
 Unit Value at beginning of year...      .994         1.036         1.114
 Net realized and change in
   unrealized gains (losses).......      .072         (.096)        (.202)
                                      -------       -------       -------
 Unit Value at end of year.........   $ 1.087       $  .994       $ 1.036
                                      =======       =======       =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................   $   .09       $  (.04)      $  (.08)
 Ratio of operating expenses to
   average net assets**............      3.00%***      2.58%***      2.02%
 Ratio of net investment income to
   average net assets**............      3.07%         3.88%        11.15%
 Number of units outstanding at end
   of year (thousands).............    19,521        14,115           660
 Portfolio turnover rate...........       627%          370%           10%



 * This Fund is not available to new Contract Owners, and had no assets in 1998. Therefore, there is no 1998 Annual Report for Account TB.



 ** Annualized



*** Effective May 1, 1990, market timing fees are included in operating expenses. Prior to May 1, 1990, market timing fee payments were made by separate check from a contract owner, and were not recorded in the financial statements of Account TB, or by contractual surrender to the extent allowed under federal tax law.


 + On May 1, 1990, TAMIC replaced Keystone Custodian Funds, Inc. as the investment adviser for Account TB.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX C
--------------------------------------------------------------------------------

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company. A list of the contents of the Statement of Additional Information is set forth below:

     Description of The Travelers Insurance Company and The Separate Accounts
        The Insurance Company
        The Separate Accounts

        Mixed and Shared Funding


     Investment Objectives, Policies and Risks


     Description of Certain Types of Investments and Investment Techniques
      Available to the Separate Accounts

     Investment Restrictions
        The Travelers Growth and Income Stock Account For Variable Annuities The Travelers Timed Growth and Income Stock Account for Variable
Annuities
        The Travelers Timed Aggressive Stock Account for Variable Annuities The Travelers Quality Bond Account for Variable Annuities
        The Travelers Timed Bond Account for Variable Annuities
        The Travelers Money Market Account for Variable Annuities
        The Travelers Timed Short-Term Bond Account for Variable Annuities

     Investment Management and Advisory Services


        Advisory Fees

        TIMCO
        TAMIC
     Valuation of Assets
     Net Investment Factor
     Federal Tax Considerations
     Performance Data
        Yield Quotations of Account MM
        Average Annual Total Return Quotations of Accounts GIS, QB, MM, TGIS, TSB, TAS, TB and Fund U
     The Board of Managers

     Administrative Services


     Distribution and Principal Underwriting Agreement

     Securities Custodian
     Independent Accountants
     Financial Statements

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1999 (FORM NO. L-11165S) ARE AVAILABLE WITHOUT CHARGE. TO REQUEST A COPY, PLEASE CLIP THIS COUPON ON THE DOTTED LINE, ENTER YOUR NAME AND ADDRESS IN THE SPACES PROVIDED BELOW, AND MAIL TO: THE TRAVELERS INSURANCE COMPANY, ANNUITY SERVICES, ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183-5030.


     Name:

     Address:

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                        THE TRAVELERS UNIVERSAL ANNUITY

                              INDIVIDUAL AND GROUP
                           VARIABLE ANNUITY CONTRACTS
                                   ISSUED BY
                        THE TRAVELERS INSURANCE COMPANY

L-11165  Printed in U.S.A.
         TIC Ed. 5-99

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                UNIVERSAL ANNUITY

                        STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 1999

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
   THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
       THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
       THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES
             THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES
                   THE TRAVELERS FUND U FOR VARIABLE ANNUITIES


                           VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                         THE TRAVELERS INSURANCE COMPANY


         This Statement of Additional Information is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated May 1, 1999. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company (the "Company"), Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, by calling 1-800-842-9368 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov. This Statement of Additional Information should be read in conjunction with the accompanying 1998 Annual Report for the Separate Accounts.


                                TABLE OF CONTENTS
                                                                            PAGE

Description Of The Travelers Insurance Company And The Separate Accounts ..    3
 The Insurance Company ....................................................    3
 The Separate Accounts ....................................................    3
 Mixed and Shared Funding .................................................    3
Investment Objectives, Policies And Risks .................................    3
Description Of Certain Types Of Investments And Investment Techniques
Available To The Separate Accounts ........................................    5

Investment Restrictions ...................................................   19
 The Travelers Growth and Income Stock Account for Variable Annuities .....   19
 The Travelers Timed Growth and Income Stock Account for Variable Annuities   19
 The Travelers Timed Aggressive Stock Account for Variable Annuities ......   20
 The Travelers Quality Bond Account for Variable Annuities ................   22
 The Travelers Timed Bond Account for Variable Annuities ..................   23
 The Travelers Money Market Account for Variable Annuities ................   24
 The Travelers Timed Short-Term Bond Account for Variable Annuities .......   25
Investment Management And Advisory Services ...............................   27
 Advisory Fees ............................................................   27
 TIMCO ....................................................................   28
 TAMIC ....................................................................   29

                                                                           PAGE

Valuation Of Assets ...................................................     30
Net Investment Factor .................................................     31
Federal Tax Considerations ............................................     31
Performance Information ...............................................     34
The Board Of Managers .................................................     40
Administrative Services ...............................................     42
Securities Custodian ..................................................     42
Independent Accountants ...............................................     42
Financial Statements ..................................................     F-1

                 DESCRIPTION OF THE TRAVELERS INSURANCE COMPANY
                            AND THE SEPARATE ACCOUNTS

THE INSURANCE COMPANY

         The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183 and its telephone number is (860) 2770-0111.

         The Company is indirectly owned by a wholly owned subsidiary of Citigroup Inc. Citigroup Inc. consists of businesses that produce a broad range of financial services, including asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading. Among its businesses are Citibank, Commercial Credit, Primerica Financial Services, Salomon Smith Barney, Salomon Smith Barney Asset Management, and Travelers Property Casualty.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

         The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNTS

         Each of the Separate Accounts available under the variable annuity contracts described in this Statement of Additional Information meets the definition of a separate account under federal securities laws, and will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorize the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts.

MIXED AND SHARED FUNDING

         Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the Funding Options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Funding Options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each Funding Option's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

                            INVESTMENT OBJECTIVES, POLICIES AND RISKS

         Each Account's investment objective and, unless noted as fundamental, its investment policies may be changed without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in an Account's investment objective or policies may result in the Account having a different investment objective from those that an owner selected as appropriate at the time of investment.

         Listed below for quick reference are the types of investments that each Account may make and its investment techniques. Any investments, policies and restrictions generally are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances. More detailed information about the Accounts' investments and investment techniques follows the chart.

                                               GIS        QB        MM       TGIS       TSB       TAS        TB
INVESTMENT TECHNIQUE

Affiliated Bank Transactions

American Depositary Receipts                    X          X                   X                   X

Asset-Backed Mortgage Securities                           X                                                 X

Bankers' Acceptances                            X          X         X         X         X         X         X

Buying Put and Call Options                     X                              X                   X         X

Certificates of Deposit                         X          X         X         X         X         X         X

Commercial Paper                                X          X         X         X         X         X         X

Convertible Securities                                     X                                       X

Corporate Asset-Backed Securities

Debt Securities                                 X          X         X         X         X         X         X

Emerging Market Securities

Equity Securities                               X          X                   X                   X

Floating & Variable Rate Instruments            X          X         X         X         X         X         X

Foreign Securities                              X          X                   X                   X

Forward Contracts on Foreign Currency

Futures Contracts                               X          X                   X                   X         X

Illiquid Securities                             X          X                   X                   X         X

Indexed Securities                                         X

Index Futures Contracts                         X          X                   X                   X         X

Investment Company Securities                   X          X                   X                   X         X

Investment in Unseasoned Companies              X          X                   X                   X

Lending Portfolio Securities                    X          X                   X                   X         X

Letters of Credit                               X          X                   X                   X         X

Loan Participations

Money Market Instruments                                             X

Options on Foreign Currencies

Options on Index Futures Contracts              X          X                   X         X         X         X

Options on Stock Indices                        X                              X

Other Direct Indebtedness                                  X         X                   X

Real Estate-Related Instruments                 X          X                   X                   X         X

Repurchase Agreements                           X          X         X         X         X         X         X

Reverse Repurchase Agreements                   X          X                   X                   X         X

Short Sales "Against the Box"

Short-Term Money Market Instruments             X          X         X         X         X         X         X

Swap Agreements

Temporary Bank Borrowing                        X          X                   X                   X         X

U.S. Government Securities                      X          X         X         X         X         X         X

Variable Amount Master Demand Notes             X          X                   X                   X         X

When-Issued & Delayed Delivery Securities       X          X                   X                   X         X

Writing Covered Call Options                    X                              X                   X         X

           DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT
                 TECHNIQUES AVAILABLE TO THE SEPARATE ACCOUNTS

WRITING COVERED CALL OPTIONS: The Accounts will write only "covered" call options, that is, they will own the underlying securities which are acceptable for escrow when they write the call option and until the obligation to sell the underlying security is extinguished by exercise or expiration of the call option, or until a call option covering the same underlying security and having the same exercise price and expiration date is purchased. These call options generally will be short-term contracts with a duration of nine months or less. The Accounts will receive a premium for writing a call option, but give up, until the expiration date, the opportunity to profit from an increase in the underlying security's price above the exercise price. The Accounts will retain the risk of loss from a decrease in the price of the underlying security. Writing covered call options is a conservative investment technique which is believed to involve relatively little risk, but which is capable of enhancing an Account's total returns.

The premium received for writing a covered call option will be recorded as a liability in each Account's Statement of Assets and Liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the close of the New York Stock Exchange, or, in the absence of such sale, at the latest bid quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon exercise of the option.

The Options Clearing Corporation is the issuer of, and the obligor on, the covered call options written by the Accounts. In order to secure an obligation to deliver to the Options Clearing Corporation the underlying security of a covered call option, the Accounts will be required to make escrow arrangements.

In instances where the Accounts believe it is appropriate to close a covered call option, they can close out the previously written call option by purchasing a call option on the same underlying security with the same exercise price and expiration date. The Accounts may also, under certain circumstances, be able to transfer a previously written call option.

A previously written call option can be closed out by purchasing an identical call option only on a national securities exchange which provides a secondary market in the call option. There is no assurance that a liquid secondary market will exist for a particular call option at such time. If the Accounts cannot effect a closing transaction, they will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so.

If a substantial number of the call options are exercised, the Accounts' rates of portfolio turnover may exceed historical levels. This would result in higher brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

BUYING PUT AND CALL OPTIONS: The Accounts may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities, eligible for purchase by the Accounts, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months.

The Accounts will pay a premium in exchange for the right to purchase (call) or sell (put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the options contract. In either case, each Account's risk is limited to the option premium paid.

The Accounts may sell the put and call options prior to their expiration and realize a gain or loss thereby. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

MONEY MARKET INSTRUMENTS: Money market securities are instruments with remaining maturities of one year or less, such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes), and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

SHORT-TERM MONEY MARKET INSTRUMENTS. The Accounts, may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments may include (i) short-term U.S. Government Securities and, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or of foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's or, if not rated, determined by the Investment Subadviser to be of comparable quality to those rated obligations which may be purchased by the Accounts.

CERTIFICATES OF DEPOSIT: Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation).

The Accounts will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Accounts do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks. Additionally, Account TSB invests in Euro Certificates of Deposit issued by banks outside of the United States, with interest and principal paid in U.S. dollars.

BANKERS' ACCEPTANCES: Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by Accounts MM or TSB must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion, and must be payable in U.S. dollars.

UNITED STATES GOVERNMENT SECURITIES: Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

Some obligations of United States Government agencies and instrumentalities, such as Treasury Bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Accounts will invest in the securities issued by such an instrumentality only when the investment advisers determine that the credit risk with respect to the instrumentality does not make the securities unsuitable investments. United States Government securities will not include international agencies or instrumentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS: Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or reporting broker-dealers meeting the Advisor's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Account is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Account would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

WHEN-ISSUED SECURITIES. Certain Accounts may, from time to time, purchase new-issue government or agency securities on a "when-issued," "delayed-delivery," or "to-be-announced" basis ("when-issued securities"). The prices of such securities are fixed at the time the commitment to purchase is made and may be expressed in either dollar-price or yield- maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the Accounts' customary practice to make when-issued purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, which is marked to market and reflected in the Account's net asset value daily from the commitment date. While the adviser or subadviser intends for the Account to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. An Account does not make payment or begin to accrue interest on these securities until settlement date. To invest its assets pending settlement, an Account normally invests in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Accounts do not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the position of the SEC thereunder, when an Account commits to purchase a security on a when-issued basis, the adviser or subadviser identifies and places in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

The adviser and subadvisers believe that purchasing securities in this manner will be advantageous to the Accounts. However, this practice entails certain additional risks, namely the default of the counterparty on its obligations to deliver the security as scheduled. In this event, an Account would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The adviser and subadvisers employ a rigorous credit quality procedure in determining the counterparties to deal with in purchasing when-issued securities and, in some circumstances, require the counterparty to post cash or some other form of security as margin to protect the value of the delivery obligation pending settlement.

FLOATING AND VARIABLE RATE INSTRUMENTS: Obligations that have a floating or variable rate of interest bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Account limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The advisers or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Accounts' right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Accounts elect to demand payment and the date payment is due. Those events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Accounts' custodian, subject to a subcustodian agreement approved by the Account between that bank and the Accounts' custodian.

The floating and variable rate obligations that the Accounts may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives an Account an undivided interest in the underlying obligations in the proportion that the Account's interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

VARIABLE AMOUNT MASTER DEMAND NOTES: Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by an Account at varying rates of interest pursuant to direct arrangements between the Account as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. Each Account has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded. Also, there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, an Account's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the advisers or subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, each Account will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the adviser or subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The advisers and subadvisers intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes are unsecured obligations that permit a Fund to invest different amounts at varying interest rates under arrangements between the Account (as lender) and the issuer of the note (as borrower). Under the note, an Account has the right at any time to increase the amount up to the full amount provided by the note agreement, or to decrease the amount, and the borrower has the right to repay at any time up to the full amount of the note without penalty. Notes purchased by an Account permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice). Notes acquired by an Account may have maturities of more than one year, provided that: (1) the Account is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the interest rate on such notes is adjusted automatically at periodic intervals, which normally do not exceed 31 days but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest-rate adjustment or the demand notice period. Because these notes are direct lending arrangements between the lender and the borrower, the notes normally are not traded and have no secondary market, although the notes are redeemable and, thus, repayable at any time by the borrower at face value plus accrued interest. Accordingly, an Account's right to redeem depends on the borrower's ability to pay interest on demand and repay principal. In connection with variable rate master demand notes, an adviser or subadviser considers, under standards established by the Board, earning power, cash flow and other liquidity ratios of a borrower and monitors the ability of a borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, an Account will invest in them only if the investment adviser determines that the issuer meets the criteria established for commercial paper.

ZERO COUPON BONDS AND STEP-UP BONDS. Zero coupon bonds do not pay interest. They are sold at a substantial discount from face value. Additionally, zero coupon bonds give the issuer the flexibility of reduced cash interest expense for several years, and they give the purchaser the potential advantage of compounding the coupons at a higher rate than might otherwise be available.

Zero coupon bonds are very risky, however, for the investor. Because the cash flows from zero coupon bonds are deferred and because zero coupon bonds often represent subordinated debt, their prices are more volatile than most other bonds.

Step-up bonds are a variant of zero coupon bonds. Step-up bonds pay little or no initial interest rate for several years and then a higher rate until maturity. They are also issued at a discount from face value.

For tax purposes, a purchaser of zero coupon bonds owes income tax on the interest that has accrued each year, even though the Account has received no cash. Certain federal tax law income and capital-gain distribution requirements may have an adverse effect on an Account to the extent it invests in zero coupon bonds.

PAY-IN-KIND BONDS. Pay-in-kind bonds pay interest either in cash or in additional securities at the issuer's option for a specified period. Like zero coupon bonds, PIK bonds are designed to give the issuer flexibility in managing cash flow. Unlike zero coupon bonds, however, PIK bonds offer the investor the opportunity to sell the additional securities issued in lieu of interest and thus obtain current income on the original investment. Certain federal tax law income and capital gain distribution requirements may have an adverse effect on an Account to the extent that it invests in PIK bonds.

RESET BONDS. The interest rate on reset bonds is adjusted periodically to a level that should allow the bonds to trade at a specified dollar level, generally par or $101. The rate can usually be raised, but the bonds have a low call premium, limiting the opportunity for capital gain. Some reset bonds have a maximum rate, generally 2.5% or 3% above the initial rate.

INCREASING RATE NOTES. Increasing rate notes ("IRNs") have interest rates that increase periodically (by 1/4% per quarter, for example). IRNs are generally used as a temporary financing instrument since the increasing rate is an incentive for the issuer to refinance with longer term debt.

EQUITY SECURITIES. By definition, equity securities include common and preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

STOCKS. Certain Accounts expect to remain fully invested in common stocks to the extent practicable, and is therefore subject to the general risk of the stock market. The value of an Account's shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which it invests. Certain Accounts also may invest in stocks of smaller companies that may individually exhibit more price volatility than the broad market averages. Although equity securities have historically demonstrated long-term growth in value, their prices fluctuate based on changes in a company's financial condition and general economic conditions. This is especially true in the case of smaller companies. Moreover, Accounts may invest in stocks of growth-oriented companies that intend to reinvest earnings rather than pay dividends. An Account may make investments in stocks that may at times have limited market liquidity and whose purchase or sale would result in above average transaction costs. Another factor that would increase the fundamental risk of investing in smaller companies is the lack of publicly available information due to their relatively short operating record as public companies.

Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of an Account, therefore, are subject to greater fluctuation in value than shares of a conservative equity portfolio or of a growth portfolio that invests entirely in proven growth stocks.

CONVERTIBLE SECURITIES. Convertible securities may include corporate notes or preferred stock but ordinarily are long-term debt obligations of an issuer that are convertible at a stated price or exchange rate into the issuer's common stock. Convertible securities have characteristics similar to both common stock and debt obligations. Although to a lesser degree than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, reacts to variations in the general stock market. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

As fixed-income securities, convertible securities are investments that provide a stable stream of income with generally higher yields than common stocks. Like all fixed-income securities, there can be no assurance of the current income because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential through the conversion feature for capital appreciation. There can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but not-convertible debt of the same issuer, although convertible bonds enjoy seniority payment rights over all equity securities. Convertible preferred stock is senior to the issuer's common stock. Because of the conversion feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A synthetic convertible security is comprised of two distinct securities that together resemble convertible securities. Synthetic convertible securities combine non-convertible bonds or preferred stock with warrants or stock call options. The options that form a portion of the convertible security are listed on a securities exchange or on the National Association of Securities Dealers Automated Quotations Systems. The two components of a synthetic convertible security generally are not offered as a unit but may be purchased and sold by a Fund at different times. Synthetic convertible securities differ from convertible securities in that each component of a synthetic convertible security has a separate market value and responds differently from the other to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

DEBT SECURITIES. Debt securities held by an Account may be subject to several types of investment risk, including market or interest rate risk, which relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to corporate bonds during periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity. Investment-grade debt securities are generally regarded as having adequate capacity to pay interest and repay principal, but have speculative characteristics. Below-investment-grade debt securities (sometimes referred to as "high-yield/high-risk" or "junk" bonds) have greater speculative characteristics. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

Certain Accounts may invest in corporate debt obligations that may be rated below the three highest rating categories of a nationally recognized statistical rating organization (AAA, AA, or A for S&P and AAA, AA, or A for Moody's (see the Appendix for more information) or, if unrated, of comparable quality and may have speculative characteristics or be speculative. Lower-rated or comparable unrated bonds are commonly referred to as "junk bonds". There is no

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minimum acceptable rating for a security to be purchased or held by certain
Accounts, and an Account may, from time to time, purchase or hold securities rated in the lowest rating category and may include bonds in default. Credit ratings evaluate the safety of the principal and interest payments but not the market value of high yield bonds. Further, the value of such bonds is likely to fluctuate over time.

Lower-rated bonds usually offer higher yields with greater risks than higher-rated bonds. Lower-rated bonds have more risk associated with them that the issuer of such bonds will default on principal and interest payments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligations to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of securities they have issued. As a result of these restructuring, holders of lower-rated securities may receive less principal and interest than they had bargained for at the time such bonds were purchased. In the event of a restructuring, an Account may bear additional legal or administrative expenses in order to maximize recovery from an issuer. Additionally, an increase in interest rates may also adversely impact the value of high yield bonds.

The secondary trading market for lower rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the Account.

An Account may, from time to time, own zero coupon bonds and pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities as opposed to cash. The price of zero coupon bonds and pay-in-kind securities is generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds be reported as income to the Account even though it receives no cash interest until the maturity or payment date of such securities.

Many corporate debt obligations, including many lower rated bonds, permit the issuers to call the security and therefore redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if an Account owns a bond that is called, the Account will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at a lower interest rate, thus reducing income to the Account.

EVALUATING THE RISKS OF LOWER-RATED SECURITIES. An Account's adviser or subadviser will follow certain steps to evaluate the risks associated with investing in lower-rated securities. These techniques include:

                  CREDIT RESEARCH. The adviser or subadviser performs its own credit analysis in addition to using nationally recognized statistical rating organizations and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the adviser or subadviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

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

                  DIVERSIFICATION. An Account generally invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

                  ECONOMIC ANALYSIS. The adviser or subadviser will also analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical and analysis of the business cycle can be important.

Achievement by an Account investing in these bonds of its investment objective may be more dependent on the credit analysis of a lower-rated bond than would be the case if the Account invested exclusively in higher-rated bonds.

EXCHANGE-TRADED FINANCIAL FUTURES. Certain Accounts may use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to buy or sell a specified index of stock at a future date for a fixed price.

An Account will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futurescontract is purchased, the Account will set aside an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. At no time will the Account's investments in such futures be used for speculative purposes.

All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Account will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the Securities and Exchange Commission).

The use of options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may result in the loss of principal, particularly where such instruments are traded for other than hedging purposes (e.g., to enhance current yield).

STOCK INDEX FUTURES CONTRACTS. Certain Accounts may purchase and sell stock index futures contracts. Stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly traded futures contracts. Each Account may purchase and sell stock index futures contracts on its benchmark index or similar index.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by an Account are usually liquidated in this manner, an Account may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When futures contracts are entered into by an Account, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian in a segregated account in the name of the futures commission merchant ("FCM") an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. The initial margin deposit is returned,

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
assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

Futures contracts generally are not entered into to acquire the underlying asset and generally are not held to maturity. Prior to the contract settlement date, an Account will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Certain Accounts also may purchase call and put options and write covered call and put options on stock index futures contracts of the type into which the particular Fund is authorized to enter. Covered put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Accounts may invest in such options for the purpose of closing out a futures position that has become illiquid.

Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Whether, in order to achieve a particular objective, the Account enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Account will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

CERTAIN ADDITIONAL RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In addition to the risks described in the Prospectus, the use of stock index futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by an Account are intended to correlate with the Account's portfolio securities, in many cases the futures contracts or options on futures contracts used may be based on stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Account. Second, due to supply and demand imbalances and other market factors, the price movements of stock index futures contracts and options thereon may not necessarily correspond exactly to the price movements of the stock indices on which such instruments are based. Accordingly, there is a risk that an Account's transactions in those instruments will not in fact offset the impact on the Account of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Account which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Account.

To some extent, careful management of these strategies can minimize these risks. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by an Account, it may, in order to compensate for this difference, use an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, an Account may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of an Account's securities is particularly relevant to futures contracts. An Account, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to an Account. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Fund. Although the Accounts intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to "close out" (i.e., terminate) a particular stock index futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. An Account may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, an Account may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to the Accounts' assets posted as margin in connection with these transactions as permitted under the Act. The Accounts will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that an Account could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Account could effect such recovery.

The success of these techniques depends, among other things, on the adviser's or subadviser's ability to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, the adviser or subadviser will use stock index futures contracts and options thereon only when it believes the overall effect is to reduce, rather than increase, the risks to which an Account is exposed. These transactions also, of course, may be more, rather than less, favorable to an Account than originally anticipated.

SWAPS. Swaps are over-the-counter (OTC) agreements that typically require counterparties to make periodic payments to each other for a specified period. The calculation of these payments is based on an agreed-upon amount, called the notional amount, that generally is exchanged only in currency swaps. The periodic payments may be a fixed or floating (variable) amount. Floating payments may change with fluctuations in interest or currency rates or equity or commodity prices, depending on the contract terms. Swaps are used to hedge a risk or obtain more desirable financing terms, and they can be used to profit from correctly anticipating rate and price movements.

FOREIGN AND EMERGING MARKETS SECURITIES. Certain Accounts may invest in foreign and/or emerging markets securities. These securities may include U.S. dollar-denominated securities and debt securities of foreign governments (including provinces and municipalities) or their agencies or instrumentalities, securities issued or guaranteed by international organizations designated or supported by multiple governments or entities to promote economic reconstruction or development, and securities of foreign corporations and financial institutions.

Certain Accounts may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), and similar instruments providing for indirect investment in securities of foreign issuers. Due to the absence of established securities markets in certain foreign countries and restrictions in certain countries on direct investment by foreign countries and restrictions in certain countries on direct investment by foreign entities, an Account may invest in certain issuers through the purchase of sponsored and unsponsored ADRs or other similar securities, such as American Depositary Shares, Global Depositary Shares of International Depositary Receipts. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Subject to any limit on an Account's investments in foreign securities, there may be no limit on the amount of assets that may be invested in securities of issuers domiciled in a single country or market. To the extent that an Account's assets are invested substantially in a single country or market, the Account is more susceptible to the risks of investing in that country or market than it would be if its assets were geographically more diversified.

Investments in foreign securities may offer an Account an opportunity to pursue the performance potential of an overseas market. Such securities, however, also entail risks in addition to the risks of U.S. securities. Foreign governments may nationalize or expropriate assets or impose confiscatory taxes on an investment. Civil wars or other

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
political or financial instability or diplomatic developments may affect the value of a Fund's foreign investments. Foreign countries may impose currency exchange controls, foreign withholding taxes, or other factors that may affect the value of an investment. Movement in foreign currency exchange rates against the U.S. dollar may result in significant changes in the value of overseas investments. Generally, if the U.S. dollar weakens, the value of the foreign investment in U.S. dollars increases. Conversely, when the U.S. dollar strengthens, the value of the foreign investment in U.S. dollars decreases.

There is generally less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers generally are not subject to accounting, auditing and financial reporting practices comparable with U.S. practices. Some foreign securities or markets are more thinly traded and, as a result, foreign securities may be less liquid and more volatile than U.S. securities. Foreign settlement procedures and trade regulations may involve risks and expenses not present in U.S. settlements.

The risks of investing in foreign securities may be intensified in the case of investment in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than comparable domestic securities. Investment in emerging markets may be subject to delays in settlements, resulting in periods when a portion of an Account's assets is uninvested and no return is earned thereon. Certain markets may require payment for securities before delivery, and in such markets the Account bears the risk that the securities will not be delivered and that the payment will not be returned.

In addition, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

Foreign securities transactions also include generally higher commission rates and the risks of adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital.

Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

ILLIQUID SECURITIES. Certain Accounts may make investments in illiquid securities. Illiquid securities are those that are not readily marketable within seven days in the ordinary course of business and include restricted securities that may not be publicly sold without registration under the Securities Act of 1933 (the "1933 Act") and Rule 144A securities. In most instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If a Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect to those sales, and registration of such securities under the 1933 Act may be required. The Accounts will not bear the expense of such registration. In determining securities subject to the percentage limitation, an Account will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations, including options traded over-the-counter, certain mortgage related securities and other securities subject to restrictions on resale.

RULE 144A SECURITIES. Certain Rule 144A securities may be considered illiquid and, therefore, their purchase is subject to a Fund's limitation on the purchase of illiquid securities, unless the adviser under guidelines approved by the Board determines on an ongoing basis that an adequate trading market exists for the securities. If qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by an Account, the Account's level of illiquidity could increase. The Board has established standards and procedures for determining the liquidity of Rule 144A securities and periodically monitors the adviser's implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A has developed in recent years, and the adviser cannot predict how this market will develop.


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LOANS OF SECURITIES TO BROKER DEALERS. The Account may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash, liquid securities, or any combination of cash and liquid securities, as collateral equal at all times in value to at least 102% of the market value of the securities loaned. The Account will not loan securities if, after a loan, the aggregate of all outstanding securities loans exceeds one third of the value of the Account's total assets taken at their current market value. The Account continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of any cash loan collateral in U.S. Treasury notes, certificates of deposit, other high grade, short-term obligations or interest-bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the Account may vote the securities if, in the opinion of the investment adviser, a material event affecting the investment would occur. There may be risks of delay in receiving additional collateral, in recovering the securities loaned, or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans may be made only to borrowers deemed to be of good standing, under standards approved by the Board of Managers ("Board"), when the income to be earned from the loan justifies the risks.

REVERSE REPURCHASE AGREEMENTS: A reverse repurchase agreement transaction is similar to borrowing cash. In a reverse repurchase agreement, an Account transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash and agrees on a stipulated date in the future to repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable an Account to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Account will be able to avoid selling portfolio instruments at a disadvantageous time.

The Accounts will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to the adviser or subadviser. Such transactions may increase fluctuations in an Account's yield or in the market value of its assets.

When effecting reverse repurchase agreements, liquid assets of an Account, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, an Account may restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

TEMPORARY INVESTMENTS. Permissible temporary investments for defensive or cash management purposes may include U.S. government securities and money market instruments, including instruments of banks that are members of the Federal Deposit Insurance Corporation with assets of at least $1 billion, such as certificates of deposit, demand and time deposits, and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

Certain Accounts may invest in debt obligations which involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

TEMPORARY BANK BORROWING: Certain Accounts may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

LETTERS OF CREDIT: Certain Accounts may also engage in trades of municipal obligations, certificates of participation therein, commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the Investment Subasviser, are of investment quality comparable to other permitted investments of the Accounts may be used for letter of credit-backed investment.

INVESTMENT IN UNSEASONED COMPANIES: Certain Accounts may also invest Account assets in securities of companies that have operated for less than three years, including the operations of predecessors. The Accounts have undertaken that they will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

REAL ESTATE-RELATED INSTRUMENTS: Some Accounts may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

CORPORATE ASSET-BACKED SECURITIES: Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit care receivables, these securities may not have the benefit of any security interest in the related collateral.

ASSET-BACKED MORTGAGE SECURITIES: Securities of this type include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: By purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

Some Accounts may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by these Accounts may involve revolving credit facilities or other standby financing commitments which obligate the Accounts to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Accounts may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

INVESTMENT COMPANY SECURITIES: Generally, the Accounts may purchase and sell securities of open and closed-end investment companies subject to the limits prescribed under the 1940 Act.

AFFILIATED BANK TRANSACTIONS: Certain Accounts may engage in transactions with financial institutions that are, or may be considered to be "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities, U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. The Board of Managers and the advisers of Accounts engaged in affiliated bank transactions have established and will periodically review procedures applicable to transactions involving affiliated financial institutions.

INDEXED SECURITIES: Certain Accounts may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting, in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

SHORT SALES "AGAINST THE BOX": Some Accounts may enter into a short sale against the box. If an Account decides to enter into such transitions, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

COMMERCIAL PAPER RATINGS: Investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements;
(2) the issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances; and (5) the issuer's industry is typically well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluating the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. The relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.


                             INVESTMENT RESTRICTIONS

         The Separate Accounts each have different investment objectives and policies, as discussed above and in the Prospectus. Each Managed Separate Account has certain fundamental investment restrictions, which are set forth below. Neither the investment objective nor the fundamental investment restrictions can be changed without a vote of a majority of the outstanding voting securities of the Accounts, as defined in the 1940 Act.

         The percentage restrictions (for either fundamental investment policies or investment restrictions) are interpreted such that if they are adhered to at the time of investment, a later increase in a percentage beyond the specified limit resulting from a change in the values of portfolio securities or in the amount of net assets shall not be considered a violation. It must be recognized that there are risks inherent in the ownership of any investment and that there can be no assurance that the investment objectives of the Separate Accounts will be achieved.

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT RESTRICTIONS

         The investment restrictions for Accounts GIS and TGIS, as set forth below, are identical, except where indicated. The investment restrictions set forth in items 1 through 9 are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account GIS or Account TGIS, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account GIS or Account TGIS.

         1. Not more than 5% of the assets of the Account will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities.

         2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of Account GIS, or 10% of the value of the assets of Account TGIS, and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account.

         3. Securities of other issuers will not be underwritten, except that the Account could be deemed an underwriter when engaged in the sale of restricted securities. (See item 13.)

         4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

         5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes, as discussed above.

         6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors. (See item 13.)

         7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

         8. Not more than 10% of the voting securities of any one issuer will be acquired. (It is the present practice of the Account not to exceed 5% of the voting securities of any one issuer.)

         9.   Senior securities will not be issued.

         10.  Short sales of securities will not be made.

         11. Purchases will not be made on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

         12. The Account will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

         13. Not more than 5% of the value of the assets of the Account may be invested in restricted securities (securities which may not be publicly offered without registration under the Securities Act of
              1933).

         Changes in the investments of Accounts GIS and TGIS may be made from time to time to take into account changes in the outlook for particular industries or companies. The Accounts' investments will not, however, be concentrated in any one industry; that is, no more than 25% of the value of their assets will be invested in any one industry. While Accounts GIS and TGIS may occasionally invest in foreign securities, it is not anticipated that such investments will, at any time, account for more than 10% of their investment portfolios.

         The assets of Accounts GIS and TGIS will be kept fully invested, except that (a) sufficient cash may be kept on hand to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States Government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with their respective investment policies.

PORTFOLIO TURNOVER

         Although Accounts GIS and TGIS intend to purchase securities for long-term appreciation of capital and income, and do not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A higher turnover rate should not be interpreted as indicating a variation from the stated investment policy of seeking long-term accumulation of capital, and will normally increase the brokerage costs of Accounts GIS and TGIS. However, negotiated fees and the use of futures contracts will help to reduce brokerage costs. While there is no restriction on portfolio turnover, Account GIS expects to have a moderate to high level of portfolio turnover in the range of 150% to 300%, and Account TGIS expects that its portfolio turnover will be higher than normal since the Account is being timed by third party investment advisory services. The portfolio turnover rate for Account GIS for the years ended December 31, 1996, 1997 and 1998 was 85%, 64% and 50%, respectively. The portfolio turnover rate for Account TGIS for the years ended December 31, 1996, 1997 and 1998 was 81%, 63% and 81%%, respectively.


THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account TAS, as defined in the 1940 Act. Account TAS may not:

         1. invest more than 5% of its total assets, computed at market value, in the securities of any one issuer;

         2. invest in more than 10% of any class of securities of any one issuer;

         3. invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

         4. borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; while outstanding, a borrowing may not exceed one-third of the value of its net assets, including the amount borrowed; Account TAS has no intention of attempting to increase its net income by means of borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets of Account TAS computed at cost;

         5. underwrite securities, except that Account TAS may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Account may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");

         6. purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes as described above;

         7.       invest for the primary purpose of control or management;

         8. make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

         9. make loans, except that Account TAS may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Account's investment objective and policies;

         10. invest more than 25% of its total assets in the securities of issuers in any single industry;

         11. purchase the securities of any other investment company, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company;

         12. invest in interests in oil, gas or other mineral exploration or development programs; or

         13. invest more than 5% of its net assets in warrants, valued at the lower of cost or market; warrants acquired by the Account in units or attached to securities will be deemed to be without value with regard to this restriction. Account TAS is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of The Travelers Investment Management Company ("TIMCO") have a substantial interest.

         Account TAS may make investments in an amount of up to 10% of the value of its net assets in restricted securities which may not be publicly sold without registration under the 1933 Act. In most instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If and when Account TAS sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect thereto, and registration of such securities under the 1933 Act may be required. Account TAS will not bear the expense of such registration. Account TAS intends to reach agreements with all such issuers whereby they will pay all expenses of registration. In determining securities subject to the 10% limitation, Account TAS will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations.

PORTFOLIO TURNOVER

         Although Account TAS intends to invest in securities selected primarily for prospective capital growth and does not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A high turnover rate should not be interpreted as indicating a variation from the stated investment policy, and will normally increase Account TAS's brokerage costs. While there is no restriction on portfolio turnover, Account TAS's portfolio turnover rate may be high since the Account is being timed by third party investment advisory services. The portfolio turnover rate for the years ended December 31, 1996, 1997 and 1998 was 98%, 92% and 113%, respectively.


THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT RESTRICTIONS

         The investment restrictions set forth in items 1 through 9 below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account QB, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account QB.

         1. Not more than 15% of the value of the assets of Account QB will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities, for which there is no limit.

         2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that these borrowings will not exceed 5% of the value of the assets of Account QB and that immediately after the borrowing, and at all times thereafter, and while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of Account QB.

         3. Securities of other issuers will not be underwritten, except that Account QB could be deemed to be an underwriter when engaged in the sale of restricted securities.

         4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

         5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures used as a hedge against unanticipated changes in prevailing levels of interest rates.

         6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures and other evidences of indebtedness of a type customarily purchased by institutional investors.

         7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

         8. Not more than 10% of the voting securities of any one issuer will be acquired.

         9.   Senior securities will not be issued.

         10.  Short sales of securities will not be made.

         11. Purchases will not be made on margin, except for any short-term credits that are necessary for the clearance of transactions and to place up to 5% of the value of its net assets in total margin deposits for positions in futures contracts.

         12. Account QB will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

         13. The average period of maturity (or in the case of mortgage-backed securities, the estimated average life of cash flows) of all fixed interest debt instruments held by Account QB will not exceed five years.

         The investments of Account QB will not be concentrated in any one industry; that is, no more than 25% of the value of its assets will be invested in any one industry. There is no investment policy as to Account QB's investment in foreign securities.

PORTFOLIO TURNOVER

         Brokerage costs associated with short-term debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account QB to the same extent as high turnover in a separate account which invests primarily in common stock. The portfolio turnover rate for Account QB for the years ended December 31, 1996, 1997 and 1998 was 76%, 196% and 438%, respectively.

THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES
INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account TB, as defined in the 1940 Act. Account TB may not:

         1. invest more than 5% of its total assets, computed at market value, in the securities of any one issuer (exclusive of securities of the United States Government, its agencies or instrumentalities, for which there is no limit);

         2. invest in more than 10% of any class of securities of any one issuer;

         3. invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

         4. borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; while outstanding according to the 1940 Act, a borrowing may not exceed one-third of the value of the net assets, including the amount borrowed; Account TB has no intention of attempting to increase its net income by borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets computed at cost;

         5. underwrite securities, except that Account TB may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities Account TB may be deemed to be an underwriter, as defined in the 1933 Act;

         6. purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transactions and borrowing costs and for hedging purposes as discussed above;

         7.       invest for the primary purpose of control or management;

         8. make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

         9. make loans, except that Account TB may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to brokers-dealers; all such investments must be consistent with the investment objective and policies;

         10. invest more than 25% of its total assets in the securities of issuers in any single industry (exclusive of securities of the United States government, its agencies or instrumentalities, for which there is no limit); or

         11. purchase the securities of any other investment company, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company. When consistent with its investment objectives, Account TB may purchase securities of brokers, dealers, underwriters or investment advisers. Account TB is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of Travelers Asset Management International Corporation ("TAMIC") have a substantial interest.

PORTFOLIO TURNOVER

         Brokerage costs associated with debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account TB to the same extent as high turnover in a separate account which invests primarily in common stock. While there is no restriction on portfolio turnover, Account TB's turnover rate may be high since the Account is being timed by third party investment advisory services. The portfolio turnover rate for Account TB for the years ended December 31, 1996, 1997 and 1998 was 153%, 129% and 0%,
respectively.


THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
INVESTMENT RESTRICTIONS

         In keeping with the objective of obtaining the highest possible current income consistent with a high degree of liquidity and preservation of capital, Account MM operates under the following restrictions, which restrictions are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account MM, as defined in the 1940 Act. Account MM may not:

         1. purchase any security which has a maturity date more than one year from the date of the Account's purchase;

         2. invest more than 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States Government, its agencies, authorities or instrumentalities). Neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of restriction;

         3. acquire more than 10% of the outstanding securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

         4. invest more than 5% of its assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government. However, the Fund may invest up to 25% of its total assets in first tier securities, as defined in Rule 2a-7, of a single issuer for a period of up to three business days after the purchase thereof;

         5. borrow money, except from banks on a temporary basis in an aggregate amount not to exceed one-third of the Account's assets (including the amount borrowed); the borrowings may be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Account will not purchase any investment while any such borrowing exists; immediately after the borrowing, and at all times thereafter while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account;

         6. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Account, except as may be necessary in connection with any borrowing mentioned above and in an aggregate amount not to exceed 5% of the Account's assets;

         7. make loans, provided that the Account may purchase money market securities and enter into repurchase agreements;

         8.       (a) make investments for the purpose of exercising control;
                  (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein, or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or other development programs; (d) purchase any securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies, authorities or instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Account's assets would be invested in such securities; (g) purchase or retain securities of any issuer if the officers and directors of the investment adviser who individually own more than 0.5% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities;

         9. invest in securities which under the 1933 Act or other securities laws cannot be readily disposed of with registration or which are otherwise not readily marketable at the time of purchase, including repurchase agreements that mature in more than seven days, if as a result more than 10% of the value of the Account's assets is invested in these securities. At present, the Account has no investments in these securities and has no present expectation of purchasing any, although it may in the future; and

         10.      issue senior securities.

PORTFOLIO TURNOVER

         A portfolio turnover rate is not applicable to Account MM which invests only in money market instruments.

THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES INVESTMENT RESTRICTIONS

         In keeping with the objective of obtaining the highest possible current income consistent with a high degree of liquidity and preservation of capital, Account TSB operates under the following restrictions, which restrictions are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account TSB, as defined in the 1940 Act. Account TSB may not:

         1. purchase any security which has a maturity date more than three years from the date such security was purchased;

         2. invest more than 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States Government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of restriction;

         3. invest more than 10% of its assets in the securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

         4. acquire more than 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

         5. borrow money, except from banks on a temporary basis in an aggregate amount not to exceed one-third of the Account's assets (including the amount borrowed); the borrowings may be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Account will not purchase any investment while any such borrowing exists; immediately after the borrowing, and at all times thereafter while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account;

         6. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Account, except as may be necessary in connection with any borrowing mentioned above and in an aggregate amount not to exceed 5% of the Account's assets;

         7. make loans, provided that the Account may purchase money market securities and enter into repurchase agreements;

         8.       (a) make investments for the purpose of exercising control;
                  (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein, or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or other development programs; (d) purchase any securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies, authorities or instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Account's assets would be invested in such securities; (g) purchase or retain securities of any issuer if the officers and directors of the investment adviser who individually own more than 0.5% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities;

         9. invest in securities which under the 1933 Act or other securities laws cannot be readily disposed of with registration or which are otherwise not readily marketable at the time of purchase, including repurchase agreements that mature in more than seven days, if as a result more than 10% of the value of the Account's assets is invested in these securities. At present, the Account has no investments in these securities and has no present expectation of purchasing any, although it may in the future; and

         10.      issue senior securities.

PORTFOLIO TURNOVER

         Brokerage costs associated with short-term debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account TSB to the same extent as high turnover in a separate account which invests primarily in common stock. While there is no restriction on portfolio turnover, Account TSB's turnover rate may be high since the Account is being timed by third party investment advisory services.

A portfolio turnover rate is not applicable to Account TSB which invests only in short-term instruments.

                   INVESTMENT MANAGEMENT AND ADVISORY SERVICES

         The investments and administration of the separate accounts are under the direction of the Board of Managers. The Travelers Investment Management Company (TIMCO) furnishes investment management and advisory services to Accounts TGIS, TSB and TAS according to the terms of written Investment Advisory Agreements. The Investment Advisory Agreements between Account TGIS and TIMCO and Account TSB and TIMCO, were each approved by a vote of the variable annuity contract owners at their meeting held on April 23, 1993. The Investment Advisory Agreement between Account TAS and TIMCO was approved by a vote of the variable annuity contract owners at their meeting held on April 23, 1993, and amended effective May 1, 1996 by virtue of contract owner approval at a meeting held on April 19, 1996.

         Travelers Asset Management International Corporation (TAMIC) furnishes investment management and advisory services to Accounts GIS, QB, MM and TB according to the terms of written Investment Advisory Agreements. The Investment Advisory Agreements between Account QB and TAMIC, Account MM and TAMIC, and Account TB and TAMIC, were each approved by a vote of variable annuity contract owners at their meeting held on April 23, 1993. The Investment Adviosry Agreement between Account GIS and TAMIC was approved by a vote of the variable annuity contract owners at their meeting held on April 27, 1998.

         The agreements between Accounts TGIS, TSB and TAS and TIMCO, and the agreements between Accounts GIS, QB, MM and TB and TAMIC, will all continue in effect as described below in (3), as required by the 1940 Act.
Each of the agreements:

         1. provides that for investment management and advisory services, the Company will pay to TIMCO and TAMIC, on an annual basis, an advisory fee based on the current value of the assets of the accounts for which TIMCO and TAMIC act as investment advisers (see "Advisory Fees" in the prospectus);

         2. may not be terminated by TIMCO or TAMIC without the prior approval of a new investment advisory agreement by those casting a majority of the votes entitled to be cast and will be subject to termination without the payment of any penalty, upon sixty days written notice, by the Board of Managers or by a vote of those casting a majority of the votes entitled to be cast;

         3. will continue in effect for a period more than two years from the date of its execution, only so long as its continuance is specifically approved at least annually by a vote of a majority of the Board of Managers, or by a vote of a majority of the outstanding voting securities of the Accounts. In addition, and in either event, the terms of the agreements must be approved annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, the agreements, cast in person at a meeting called for the purpose of voting on the approval and at which the Board of Managers has been furnished the information that is reasonably necessary to evaluate the terms of the agreements; and

         4.       will automatically terminate upon assignment.

ADVISORY FEES

         The advisory fee for each Separate Account is described in the prospectus.

         The advisory fees paid to TIMCO by each of the Accounts during the last three fiscal years were:

                           ACCOUNT GIS        ACCOUNT TSB         ACCOUNT TGIS          ACCOUNT TAS
                           -----------        -----------         ------------          -----------
          1996              $2,079,020          $ 267,590           $ 596,659            $ 259,403
          1997              $2,723,508          $ 248,469           $ 631,320            $ 281,157
          1998              $1,094,293*         $ 517,425           $ 461,300            $ 256,041

         The advisory fees paid to TAMIC by each of the Accounts during the last three fiscal years were:

                          ACCOUNT GIS          ACCOUNT QB          ACCOUNT MM           ACCOUNT TB
                          ---------- -         ----------          ----------           ----------
           1996            $     -0-          $    576,329        $    253,092         $     26,799
           1997            $     -0-          $    529,458        $    290,557         $     10,088
           1998            $3,274,491*        $    518,262        $    324,122         $        -0-


* TIMCO served as investment adviser from January 1, 1998 through April 30, 1998. Effective May 1, 1998, TIMCO became the Subadviser and TAMIC became the Adviser. The subadvisory fee paid to TIMCO by TAMIC for Account GIS for the period May 1, 1998 through December 31, 1998 was $2,291,392.


                                      TIMCO

         Investment decisions for Accounts TGIS, TSB and TAS will be made independently from each other and from any other accounts that may be or become managed by TIMCO. If, however, accounts managed by TIMCO are simultaneously engaged in the purchase of the same security, then available securities may be allocated to each account and may be averaged as to price in whatever manner TIMCO deems to be fair. In some cases, this system might adversely affect the price or volume of securities being bought or sold by an account, while in other cases it may produce better executions or lower brokerage rates.

BROKERAGE

         Subject to approval of the Board of Managers, and in accordance with the Investment Advisory Agreements, TIMCO will place purchase and sale orders for portfolio securities of the Accounts through brokerage firms which it may select from time to time with the objective of seeking the best execution by responsible brokerage firms at reasonably competitive rates. To the extent consistent with this policy, certain brokerage transactions may be placed with firms, which provide brokerage, and research services to TIMCO, and such transactions may be paid for at higher rates than other firms would charge. The term "brokerage and research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities for purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). These brokerage and research services may be utilized in providing investment advice to Accounts TGIS, TSB and TAS, and may also be utilized in providing investment advice and management to all accounts over which TIMCO exercises investment discretion, but not all of such services will necessarily be utilized in providing investment advice to all accounts. This practice may be expected to result in greater cost to the Accounts than might otherwise be the case if brokers whose charges were based on execution alone were used for such transactions. TIMCO believes that brokers' research services are very important in providing investment advice to the Accounts, but is unable to give the services a dollar value. While research services are not expected to reduce the expenses of TIMCO, TIMCO will, through the use of these services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

         Transactions in the over-the-counter market are placed with the principal market makers unless better price and execution may be obtained otherwise. Brokerage fees will be incurred in connection with futures transactions, and Accounts TGIS and TAS will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

         The overall reasonableness of brokerage commissions paid is evaluated by personnel of TIMCO responsible for trading and managing the portfolios of Accounts GIS, TGIS, TSB and TAS by comparing brokerage firms utilized by TIMCO to other firms with respect to the following factors: the prices paid or received in securities transactions, speed of execution and settlement, size and difficulty of the brokerage transactions, the financial soundness of the firms, and the quality, timeliness and quantity of research information and reports.

         The total brokerage commissions paid by Account GIS for the fiscal years ended December 31, 1996, 1997 and 1998 were $890,690, $818,411 and
$896,520, respectively. For the fiscal year ended December 31, 1998, portfolio transactions in the amount of $615,069,128 were directed to certain brokers because of research services, of which $687,254 was paid in commissions with respect to these transactions. Commissions in the amount of $81,520 and $16,215 were paid to Salomon Smith Barney Inc. and The Robinson Humphrey Company, Inc., respectively, both affiliates of TIMCO, which equals, for each, 9.1% and 1.8% of Account GIS's aggregate brokerage commissions paid to such brokers during 1998. The percentage of the Account GIS's aggregate dollar amount of transactions involving the payment of commissions effected through Salomon Smith Barney and Robinson Humphrey was 9.1% and 1.4% respectively.

         The total brokerage commissions paid by Account TGIS for the fiscal years ended December 31, 1996, 1997 and 1998 were $307,174, $235,144 and
$348,258, respectively. For the fiscal year ended December 31, 1998, portfolio transactions in the amount of $285,900,901 were directed to certain brokers because of research services, of which $317,005 were paid in commissions with respect to these transactions. Commissions in the amount of $12,991 and $3,685 were paid to Salomon Smith Barney Inc. and The Robinson Humphrey Company, Inc., respectively, both affiliates of TIMCO, which equals, for each, 3.7% and 1.1% of Account TGIS's aggregate brokerage commissions paid to such brokers during 1998. The percentage of the Account TGIS's aggregate dollar amount of transactions involving the payment of commissions effected through Salomon Smith Barney and Robinson Humphrey was 3.8% and 0.8% respectively.

         The total brokerage commissions paid by Account TAS for the fiscal years ended December 31, 1996, 1997 and 1998 were $263,570, $168,647 and
$259,177, respectively. For the fiscal year ended December 31, 1998, portfolio transactions in the amount of $134,746,068 were directed to certain brokers because of research services, of which $216,464 were paid in commissions with respect to these transactions. Commissions in the amount of $5,937 and $3,745 were paid to Salomon Smith Barney Inc. and The Robinson Humphrey Company, Inc., respectively, both affiliates of TIMCO, which equals, for each, 2.3% and 1.4% of Account TAS's aggregate brokerage commissions paid to such brokers during 1998. The percentage of the Account TAS's aggregate dollar amount of transactions involving the payment of commissions effected through Salomon Smith Barney and Robinson Humphrey was 2.0% and 1.6%, respectively.

         No formulas were used in placing portfolio transactions with brokers who provided research services, and no specific amount of transactions was allocated for research services.


                                      TAMIC

         Investment advice and management for TAMIC's clients (Accounts GIS, QB, MM and TB) are furnished in accordance with their respective investment objectives and policies and investment decisions for the Accounts will be made independently from those of any other accounts managed by TAMIC. However, securities owned by Accounts GIS, QB, MM or TB may also be owned by other clients and it may occasionally develop that the same investment advice and decision for more than one client is made at the same time. Furthermore, it may develop that a particular security is bought or sold for only some clients even though it might be held or bought or sold for other clients, or that a particular security is bought for some clients when other clients are selling the security. When two or more accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula which is equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as Accounts GIS, QB, MM or TB are concerned. In other cases, however, it is believed that the ability of the accounts to participate in volume transactions will produce better executions for the accounts.

BROKERAGE

         Subject to approval of the Board of Managers, it is the policy of TAMIC, in executing transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to Accounts QB and TB, involving both price paid or received and any commissions and other cost paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possible difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid.

Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by TAMIC under its Investment Advisory Agreements. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among Accounts QB and TB and other clients of TAMIC who may indirectly benefit from the availability of such information. Similarly, Accounts QB and TB may indirectly benefit from information made available as a result of transactions for such clients.

         Purchases and sales of bonds and money market instruments will usually be principal transactions and will normally be purchased directly from the issuer or from the underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from the underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, Accounts GIS, QB and TB will deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees will be incurred in connection with futures transactions, and Accounts QB and TB will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

         TAMIC may follow a policy of considering the sale of units of Account QB and TB a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

         The policy of TAMIC with respect to brokerage is and will be reviewed by the Board of Managers periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

         The total brokerage commissions paid by Account QB for the fiscal years ended December 31, 1996, 1997 and 1998 were $745,209, $0 and $0, respectively. For the fiscal year ended December 31, 1998, no portfolio transactions were directed to certain brokers because of research services.

         The total brokerage commissions paid by Account TB for the fiscal years ended December 31, 1996, 1997 and 1998 were $75,437, $0 and $0, respectively. For the fiscal year ended December 31, 1998, no portfolio transactions were directed to certain brokers because of research services.

PORTFOLIO TRANSACTIONS

         Subject to the general supervision of the Board of Managers, TAMIC is responsible for the investment decisions and the placement of orders for portfolio transactions of Account MM. Portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter, and transactions with dealers normally reflect the spread between the bid and asked prices. TAMIC seeks to obtain the best net price and most favorable execution of orders for the purchase and sale of portfolio securities.


                               VALUATION OF ASSETS

         The value of the assets of each funding option is determined on each business day as of the close of the New York Stock Exchange. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

         When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are value by management at prices which it deems in good faith to be fair.

         Short term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.


                              NET INVESTMENT FACTOR

THE CONTRACT VALUE: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an investment alternative from one Valuation Period to the next. The net investment factor is determined by dividing (a) by (b) and adding (c) to the result where:

         (a) is the net result of the Valuation Period's investment income (including, in the case of assets invested in an underlying mutual fund, distributions whose ex-dividend date occurs during the Valuation Period), PLUS capital gains and losses (whether realized or unrealized), LESS any deduction for applicable taxes (presently zero);

         (b) is the value of the assets at the beginning of the Valuation Period (or, in the case of assets invested in an underlying mutual fund, value is based on the net asset value of the mutual fund);

         (c) is the net result of 1.000, LESS the Valuation Period deduction for the insurance charge, LESS the applicable deduction for the investment advisory fee, and in the case of Accounts TGIS, TSB, TAS and TB, LESS the applicable deduction for market timing fees (the deduction for the investment advisory fee is not applicable in the case of assets invested in an Underlying Fund, since the fee is reflected in the net asset value of the fund).

         The net investment factor may be more or less than one.

ACCUMULATION UNIT VALUE. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the business day just ended. The net investment factor is calculated for each funding option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. An Annuity Unit Value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is 1.000081 and, for a period of two days, is 1.000081 x 1.000081.) After the maturity date, withdrawals from the annuity unit value will be permitted only if you have elected a variable payout option for a fixed period which is not based on any lifetime. The maximum withdrawal amount will be calculated by computing the payments at 7% annual interest rate.


                           FEDERAL TAX CONSIDERATIONS

         The following description of the federal income tax consequences under this Contract is not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by a contract owner or beneficiary who may make elections under a contract. For further information, please consult a qualified tax adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

         Federal tax law generally requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which a participant under a qualified plan, a Section 403(b) annuity, or an IRA attains age 70 1/2. Distributions must also begin or be continued according to required patterns following the death of the contract owner or the annuitant.

NONQUALIFIED ANNUITY CONTRACTS

         Individuals may purchase tax-deferred annuities without tax law funding limits. The purchase payments receive no tax benefit, deduction or deferral, but increases in the value of the contract are generally deferred from tax until distribution. If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), the increases in value attributable to purchase payments made after February 28, 1986 are includable in income annually. Furthermore, for contracts issued after April 22, 1987, all deferred increases in value will be includable in the income of a contract owner when the contract owner transfers the contract without adequate consideration.

         If two or more annuity contracts are purchased from the same insurer within the same calendar year, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

         Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

         The federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. Failure to meet these requirements will cause the surviving joint owner, or the beneficiary to lose the tax benefits associated with annuity contracts, i.e., primarily the tax deferral prior to distribution. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced.

INDIVIDUAL RETIREMENT ANNUITIES

         To the extent of earned income for the year and not exceeding $2,000 per individual, an individual may make deductible contributions to an individual retirement annuity (IRA). There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit of $4,000.

         The Code provides for the purchase of a Simplified Employee Pension
(SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of 15% of compensation up to $30,000 for each participant.

SIMPLE Plan IRA Form

         Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to $6,000. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution of 100% on the first 3% or 7% contribution for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

ROTH IRAs

         Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, ($2,000 per year for annual contributions), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

         Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

         Under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

         Distributions are taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Certain lump-sum distributions may be eligible for special forward averaging tax treatment for certain classes of individuals.

FEDERAL INCOME TAX WITHHOLDING

         The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(b) PLANS OR ARRANGEMENTS OR FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS

     There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another retirement plan but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

     (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

     (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

     (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law.

          A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2. OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

     To the extent not described as requiring 20% withholding in 1 above, the portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
YEAR)

     The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 1999, a recipient receiving periodic payments (e.g., monthly or annual payments under an annuity option) which total $14,700 or less per year, will generally be exempt from periodic withholding.

         Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

         Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.


                             PERFORMANCE INFORMATION


         From time to time, the Company may advertise several types of historical performance for Accounts GIS, QB, MM, TGIS, TSB, TAS, TB and the Funding Options of Fund U.

         STANDARDIZED METHOD. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to an Account or Funding Option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the Funding Option has been in existence, if less. If a Funding Option has been in existence for less than one year, the "since inception" total return performance quotations are year-to-date and are not average annual total returns. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the annual contract administrative charge is converted to a percentage of assets based on the actual fee collected, divided by the average net assets for contracts sold under the Prospectus to which this Statement of Additional Information relates. Each quotation assumes a total redemption at the end of each period with the assessment of any applicable withdrawal charge at that time. For Accounts TGIS, TSB, TAS and TB, market timing fees are included in expenses in the calculation of performance for periods on or after May 1, 1990, the date on which the market timing fee became a charge against the daily assets of the timed accounts. The performance for periods prior to May 1, 1990 does not reflect the deduction of the market-timing fee.

         NONSTANDARDIZED METHOD. Nonstandardized "total returns" will be calculated in a similar manner based on the performance of the Funding Options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of any applicable withdrawal charge or the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.

         TOTAL RETURN QUOTATIONS FOR TIMED ACCOUNTS. Because Accounts TGIS, TSB, TAS and TB are primarily available to Contract Owners who have entered into third party market timing services agreements, the Accounts may experience wide fluctuations in assets over a given time period. Consequently, performance data computed according to both the standardized and nonstandardized methods for Accounts TGIS, TSB, TAS and TB may not always be useful in evaluating the performance of these Accounts. In addition, performance data for Accounts TGIS, TSB, TAS and TB alone will not generally be useful to the purchase of evaluating the performance of a market timing strategy that uses these Accounts.

         For funding options that were in existence before they became available under Fund U, the standardized average total return quotations may be accompanied by returns showing the investment performance that such funding options would have achieved (reduced by the applicable charges) had they been held available under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

         GENERAL. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index and the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of Fund U and the Funding Options.

         Average annual total returns of each managed Separate Account computed according to the standardized and non-standardized methods for the periods ended December 31, 1998 are set forth in the following tables.

              TRAVELERS UNIVERSAL ANNUITY STANDARDIZED PERFORMANCE
               STANDARDIZED AVERAGE ANNUAL RETURNS AS OF 12/31/98

             STOCK ACCOUNTS:                                         1 Year         5 Year        10 Year (or inception)
             ---------------                                         ------         ------        ----------------------
             Alliance Growth Portfolio #                             22.26%            --          27.90%        (2/95)
             American Odyssey Core Equity Fund                        8.95%         18.57%         17.13%        (5/93)
             American Odyssey Emerging Opportunities Fund           -14.43%          4.18%          5.83%        (5/93)
             American Odyssey International Equity Fund               8.32%          7.95%         10.86%        (5/93)
             Capital Appreciation Fund (Janus)                       54.45%         25.47%         17.60%
             Dreyfus Small Cap Portfolio @                              --             --         -18.71%        (5/98)
             Dreyfus Stock Index Fund *                              21.46%         21.37%         17.54%        (1/92)
             Fidelity VIP Equity Income Portfolio *                   5.09%         16.55%         16.62%        (7/93)
             Fidelity VIP Growth Portfolio *                         32.59%         19.52%         17.11%        (1/92)
             Smith Barney International Equity Portfolio #           -0.02%            --           8.05%        (2/95)
             Smith Barney Large Cap Value Portfolio #                 3.31%            --          18.74%        (2/95)
             Social Awareness Stock Portfolio (Smith Barney)         25.46%         19.06%         16.70%        (5/92)
             Templeton Global Stock Fund *                           -5.14%          8.89%         11.88%        (1/92)
             Travelers Disciplined Mid Cap Stock Portfolio @            --             --          -1.11%        (5/98)
             Travelers Growth and Income Stock Account               23.57%         21.73%         14.37%
             Utilities Portfolio (Smith Barney)                      11.61%         14.00%         14.60%        (2/94)
             BOND ACCOUNTS:
             American Odyssey Global High-Yield Bond Fund               --             --         -11.15%        (5/98)
             American Odyssey Intermediate-Term Bond Fund             1.98%          3.90%          4.84%        (5/93)
             American Odyssey Long-Term Bond Fund                     2.54%          5.05%          6.74%        (5/93)
             Fidelity VIP High Income Portfolio *                   -10.37%          6.48%          9.86%        (2/92)
             Putnam Diversified Income Portfolio #                   -5.69%            --           5.27%        (3/95)
             Smith Barney High Income Portfolio #                    -5.90%            --           8.00%        (3/95)
             Templeton Global Bond Fund *                             0.69%          3.25%          5.24%        (1/92)
             Travelers High Yield Bond Trust                          0.09%          8.16%          8.20%
             Travelers Quality Bond Account                           1.75%          4.63%          7.70%
             Travelers U.S. Government Securities Portfolio           3.69%          5.81%          6.80%        (1/92)
             BALANCED ACCOUNTS:
             Fidelity VIP II Asset Manager Portfolio *                8.47%          9.53%         11.33%        (1/92)
             MFS Total Return Portfolio #                             5.13%            --          15.34%        (2/95)
             Templeton Global Asset Allocation Fund *                -0.06%          9.40%         11.62%        (1/92)
             Travelers Managed Assets Trust                          14.78%         13.56%         11.20%
             MONEY MARKET ACCOUNTS:
             Travelers Money Market Account                          -1.12%          2.78%          4.58%

The inception date used to calculate standardized performance is based on the date that the investment option became active under the product.

Funds denoted with * were not added as an Investment Option under Fund U until January 24, 1992 (Fidelity VIP Equity Income Portfolio was added July 19, 1993); Funds denoted with # were not added to Fund U until February 13, 1995; and Funds denoted with @ were not added to Fund U until May 1, 1998.

                           TRAVELERS UNIVERSAL ANNUITY
                NONSTANDARDIZED PERFORMANCE UPDATE AS OF 12/31/98

                                                                    CUMULATIVE RETURNS
                                                    --------------------------------------------------
                                                     YTD        1 YR       3YR        5YR        10YR
                                                     ---        ----       ---        ---        ----
STOCK ACCOUNTS:
Alliance Growth Portfolio #                         27.43%     27.43%     107.5%        --         --
American Odyssey Core Equity Fund                   14.11%     14.11%      80.5%     141.5%        --
American Odyssey Emerging Opportunities Fund        -9.79%     -9.79%      -8.9%      28.9%        --
American Odyssey International Equity Fund          13.47%     13.47%      41.7%      53.0%        --
Capital Appreciation Fund (Janus)                   59.63%     59.63%     151.8%     218.9%     494.6%
Dreyfus Small Cap Portfolio @                       -4.67%     -4.67%      26.6%      70.8%        --
Dreyfus Stock Index Fund *                          26.62%     26.62%     101.2%     170.8%        --
Fidelity VIP Equity Income Portfolio *              10.24%     10.24%      57.4%     122.0%     276.8%
Fidelity VIP Growth Portfolio *                     37.76%     37.76%      90.3%     151.2%     420.4%
Smith Barney International Equity Portfolio #        5.14%      5.14%      23.8%        --         --
Smith Barney Large Cap Value Portfolio #             8.46%      8.46%      60.5%        --         --
Social Awareness Stock Portfolio (Smith Barney)     30.63%     30.63%      94.5%     146.5%        --
Templeton Global Stock Fund *                        0.00%      0.00%      33.6%      59.6%     179.7%
Travelers Disciplined Mid Cap Stock Portfolio @     15.49%     15.49%        --         --         --
Travelers Growth and Income Stock Account           28.73%     28.73%     105.5%     174.8%     359.3%
Utilities Portfolio (Smith Barney)                  16.77%     16.77%      53.3%        --         --
BOND ACCOUNTS:
American Odyssey Global High-Yield Bond Fund           --         --         --         --         --
American Odyssey Intermediate-Term Bond Fund         7.13%      7.13%      16.7%      27.2%        --
American Odyssey Long-Term Bond Fund                 7.69%      7.69%      19.2%      34.2%        --
Fidelity VIP High Income Portfolio *                -5.52%     -5.52%      23.6%      43.2%     153.0%
Putnam Diversified Income Portfolio #               -0.58%     -0.58%      13.0%        --         --
Smith Barney High Income Portfolio #                -0.80%     -0.80%      24.6%        --         --
Templeton Global Bond Fund *                         5.84%      5.84%      15.8%      23.5%      80.8%
Travelers High Yield Bond Trust                      5.23%      5.23%      38.8%      54.4%     118.4%
Travelers Quality Bond Account                       6.90%      6.90%      17.8%      31.6%     102.1%
Travelers U.S. Government Securities Portfolio       8.84%      8.84%      21.3%      38.9%        --
BALANCED ACCOUNTS:
Fidelity VIP II Asset Manager Portfolio *           13.62%     13.62%      53.2%      64.1%        --
MFS Total Return Portfolio #                        10.28%     10.28%      49.2%        --         --
Templeton Global Asset Allocation Fund *             5.09%      5.09%      40.7%      63.2%     178.0%
Travelers Managed Assets Trust                      19.94%     19.94%      61.4%      95.6%     235.2%
MONEY MARKET ACCOUNTS:
Travelers Money Market Account                       4.03%      4.03%      12.6%      20.8%      52.0%

                                                                AVERAGE ANNUAL RETURNS                      CALENDAR YEAR RETURNS
                                                  ---------------------------------------------------   ----------------------------
                                                   3YR        5YR        10YR     Inception              1997       1996       1995
                                                   ---        ---        ----     ---------              ----       ----       ----
STOCK ACCOUNTS:
Alliance Growth Portfolio #                       27.53%        --         --      26.39%      (6/94)   27.47%     27.77%     33.15%
American Odyssey Core Equity Fund                 21.74%     19.27%        --      17.07%      (5/93)   30.09%     21.61%     36.85%
American Odyssey Emerging Opportunities Fund      -3.05%      5.20%        --       5.98%      (5/93)    5.59%     -4.36%     30.61%
American Odyssey International Equity Fund        12.31%      8.87%        --      10.99%      (5/93)    3.76%     20.36%     17.53%
Capital Appreciation Fund (Janus)                 36.00%     26.09%     19.50%     12.18%      (5/83)   24.58%     26.60%     34.67%
Dreyfus Small Cap Portfolio @                      8.17%     11.30%        --      24.90%      (8/90)   15.31%     15.15%     27.78%
Dreyfus Stock Index Fund *                        26.22%     22.03%        --      15.67%      (9/89)   31.32%     21.00%     35.09%
Fidelity VIP Equity Income Portfolio *            16.31%     17.29%     14.18%     12.99%     (10/86)   26.52%     12.85%     33.41%
Fidelity VIP Growth Portfolio *                   23.90%     20.22%     17.92%     15.90%     (10/86)   21.95%     13.27%     33.69%
Smith Barney International Equity Portfolio #      7.37%        --         --       5.92%      (6/94)    1.35%     16.18%      9.86%
Smith Barney Large Cap Value Portfolio #          17.06%        --         --      17.39%      (6/94)   25.07%     18.31%     31.41%
Social Awareness Stock Portfolio (Smith Barney)   24.81%     19.76%        --      16.95%      (5/92)   25.70%     18.47%     31.75%
Templeton Global Stock Fund *                     10.12%      9.79%     10.82%     10.70%      (8/88)   10.49%     20.89%     23.69%
Travelers Disciplined Mid Cap Stock Portfolio @      --         --         --      27.86%      (4/97)      --         --         --
Travelers Growth and Income Stock Account         27.11%     22.39%     16.46%     13.23%      (5/83)   31.52%     21.37%     35.44%
Utilities Portfolio (Smith Barney)                15.30%        --         --      14.80%      (2/94)   23.74%      6.12%     27.69%
BOND ACCOUNTS:
American Odyssey Global High-Yield Bond Fund         --         --         --      -6.38%      (5/98)      --         --         --
American Odyssey Intermediate-Term Bond Fund       5.29%      4.93%        --       4.97%      (5/93)    6.17%      2.63%     13.59%
American Odyssey Long-Term Bond Fund               6.03%      6.05%        --       6.84%      (5/93)   10.66%      0.04%     20.94%
Fidelity VIP High Income Portfolio *               7.32%      7.44%      9.72%      9.73%      (9/85)   16.21%     12.61%     19.11%
Putnam Diversified Income Portfolio #              4.16%        --         --       6.33%      (6/94)    6.36%      6.89%     15.93%
Smith Barney High Income Portfolio #               7.61%        --         --       8.27%      (6/94)   12.44%     11.75%     16.48%
Templeton Global Bond Fund *                       5.01%      4.30%      6.10%      6.05%      (8/88)    1.23%      8.08%     13.50%
Travelers High Yield Bond Trust                   11.55%      9.08%      8.12%      8.20%      (5/83)   15.12%     14.60%     14.09%
Travelers Quality Bond Account                     5.61%      5.64%      7.29%      7.79%      (5/83)    6.58%      3.38%     14.49%
Travelers U.S. Government Securities Portfolio     6.64%      6.79%        --       7.04%      (1/92)   11.24%      0.18%     22.94%
BALANCED ACCOUNTS:
Fidelity VIP II Asset Manager Portfolio *         15.27%     10.41%        --      11.57%      (9/89)   19.15%     13.17%     15.51%
MFS Total Return Portfolio #                      14.25%        --         --      14.01%      (6/94)   19.69%     13.02%     24.15%
Templeton Global Asset Allocation Fund *          12.05%     10.29%     10.76%     10.64%      (8/88)   14.09%     17.38%     21.03%
Travelers Managed Assets Trust                    17.30%     14.36%     12.85%     10.04%      (5/83)   19.81%     12.36%     25.54%
MONEY MARKET ACCOUNTS:
Travelers Money Market Account                     4.02%      3.85%      4.27%      5.14%      (5/83)    4.10%      3.94%      4.44%


The underlying funds however, were in existence prior to those date. Performance figures for periods prior to the dates these funds were added to Fund U represent actual returns of the underlying funds adjusted to reflect the charges that would have been assessed had those underlying funds been offered under Fund U during that period.

              TRAVELERS UNIVERSAL ANNUITY STANDARDIZED PERFORMANCE
               STANDARDIZED AVERAGE ANNUAL RETURNS AS OF 12/31/98

             STOCK ACCOUNTS:                                    1 Year      5 Year   10 Year (or inception)
             ---------------                                    ------      ------   ----------------------
             WITH CHART FEE OF 1.25%
             American Odyssey Core Equity Fund                   7.54%      17.06%      15.68%     (6/93)
             American Odyssey Emerging Opportunities Fund      -15.49%       2.83%       4.51%     (5/93)
             American Odyssey International Equity Fund          6.91%       6.56%       9.48%     (5/93)
             American Odyssey Global High-Yield Bond Fund          --          --      -11.89%     (5/98)
             American Odyssey Intermediate-Term Bond Fund        0.65%       2.55%       3.53%     (6/93)
             American Odyssey Long-Term Bond Fund                1.20%       3.69%       4.54%     (1/94)

             Travelers Timed Growth and Income Account          21.50%      19.54%      14.33%     (1/88)
             Travelers Timed Bond Account *                     -5.14%      -0.56%       2.47%     (4/90)
             Travelers Timed Short-Term Bond Account            -2.44%       1.29%       3.07%    (11/87)
             Travelers Timed Aggressive Stock Account            9.31%      15.34%      23.44%     (4/90)

The inception date used to calculate standardized performance is based on the date that the investment option became active under the product.

                          TRAVELERS UNIVERSAL ANNUITY -
                NONSTANDARDIZED PERFORMANCE UPDATE AS OF 12/31/98

                                                  -------------------------------------------
                                                    1 YR        3YR         5YR        10YR
                                                    ----        ---         ---        ----
WITH CHART FEE OF 1.25%
American Odyssey Core Equity Fund                  12.69%      73.87%     126.88%         --
American Odyssey Emerging Opportunities Fund      -10.91%     -12.26%      21.07%         --
American Odyssey International Equity Fund         12.07%      36.49%      43.73%         --
American Odyssey Global High-Yield Bond Fund          --          --          --          --
American Odyssey Intermediate-Term Bond Fund        5.80%      12.43%      19.52%         --
American Odyssey Long-Term Bond Fund                6.35%      14.81%      26.05%         --

Travelers Timed Growth and Income Account          26.66%      97.34%     151.42%     303.09%
Travelers Timed Bond Account *                        --       -7.95%       3.19%         --
Travelers Timed Short-Term Bond Account             2.71%       7.78%      12.68%      35.04%
Travelers Timed Aggressive Stock Account           14.46%      72.17%     111.10%         --

                                                              AVERAGE ANNUAL RETURNS                       CALENDAR YEAR RETURNS
                                               ----------------------------------------------------   ------------------------------
                                                3YR         5YR         10YR     Inception             1997       1996         1995
                                                ---         ---         ----     ---------             ----       ----         ----
WITH CHART FEE OF 1.25%
American Odyssey Core Equity Fund              20.23%      17.79%         --       15.90%    (5/93)   28.48%      20.09%      35.15%
American Odyssey Emerging Opportunities Fund   -4.26%       3.90%         --        4.72%    (5/93)    4.28%      -5.56%      28.99%
American Odyssey International Equity Fund     10.91%       7.52%         --        9.70%    (5/93)    2.48%      18.85%      16.07%
American Odyssey Global High-Yield Bond Fund      --          --          --       -7.16%    (5/98)      --          --          --
American Odyssey Intermediate-Term Bond Fund    3.98%       3.63%         --        3.74%    (5/93)    4.85%       1.35%      12.19%
American Odyssey Long-Term Bond Fund            4.71%       4.74%         --        5.62%    (5/93)    9.28%      -1.21%      19.44%

Travelers Timed Growth and Income Account      25.41%      20.24%      14.95%      14.59%    (1/88)   29.80%      20.03%      33.56%
Travelers Timed Bond Account *                 -2.72%       0.63%         --        2.72%    (4/90)    3.34%     -10.92%      13.80%
Travelers Timed Short-Term Bond Account         2.53%       2.41%       3.05%       3.32%   (11/87)    2.81%       2.07%       3.17%
Travelers Timed Aggressive Stock Account       19.83%      16.11%         --       23.71%    (4/90)   29.19%      16.43%      32.08%

* No longer available for sale to new contract holders.

                              THE BOARD OF MANAGERS

         The investments and administration of each of the Separate Accounts are under the direction of the Board of Managers, listed below. Members of the Board of Managers of Accounts GIS, QB, MM, TGIS, TSB, TAS and TB are elected annually by those Contract Owners participating in the Separate Accounts. A majority of the members of the Board of Managers are persons who are not affiliated with The Travelers Insurance Company, TIMCO, TAMIC or their affiliates.

Name                                      Present Position and Principal Occupation During Last Five Years
----                                      ----------------------------------------------------------------
*Heath B. McLendon                        Managing Director (1993-present), Salomon Smith Barney Inc. ("Salomon
  Chairman and Member                     Smith Barney"); President and Director (1994-present), SSBC Fund
  388 Greenwich Street                    Management Inc.; Director and President (1996-present), Travelers
  New York, New York                      Investment Adviser, Inc.; Chairman and Director of fifty-nine investment
  Age 65                                  companies associated with Salomon Smith Barney; Trustee (1999-present)
                                          of certain of Citifunds' family of Trusts; Trustee, Drew University;
                                          Advisory Director, First Empire State Corporation; Chairman, Board of
                                          Managers, seven Variable Annuity Separate Accounts of The Travelers
                                          Insurance Company+; Chairman, Board of Trustees, five Mutual Funds sponsored by The Travelers Insurance Company++; prior to July 1993,
                                          Senior Executive Vice President of Shearson Lehman Brothers Inc.


  Knight Edwards                          Of Counsel (1988-present), Edwards & Angell, Attorneys; Member, Advisory
  Member                                  Board (1973-1994), thirty-one mutual funds sponsored by Keystone Group,
  154 Arlington Avenue                    Inc.; Member, Board of Managers, seven Variable Annuity Separate
  Providence, Rhode Island                Accounts of The Travelers Insurance Company+; Trustee, five Mutual Funds
  Age 75                                  sponsored by The Travelers Insurance Company++.

  Robert E. McGill, III                   Retired manufacturing executive. Director (1983-1995), Executive Vice
  Member                                  President (1989-1994) and Senior Vice President, Finance and
  295 Hancock Street                      Administration (1983-1989), The Dexter Corporation (manufacturer of
  Williamstown, Massachusetts             specialty chemicals and materials); Vice Chairman (1990-1992), Director
  Age 67                                  (1983-1995), Life Technologies, Inc. (life science/biotechnology products); Director, (1994-present), The Connecticut Surety Corporation
                                          (insurance); Director (1995-present), Chemfab Corporation (specialty materials manufacturer); Director (1999-present), Ravenswoods Winery,
                                          Inc.; Member, Board of Managers, seven Variable Annuity Separate
                                          Accounts of The Travelers Insurance Company+; Trustee, five Mutual Funds sponsored by The Travelers Insurance Company++.

  Lewis Mandell                           Dean, School of Management (1998-present), University at Buffalo; Dean,
  Member                                  College of Business Administration (1995-1998), Marquette University;
  160 Jacobs Hall                         Professor of Finance (1980-1995) and Associate Dean (1993-1995), School
  Buffalo, New York                       of Business Administration, and Director, Center for Research and
  Age 56                                  Development in Financial Services (1980-1995), University of
                                          Connecticut; Director (1992-present), GZA Geoenvironmental Tech, Inc.
                                          (engineering services); Member, Board of Managers, seven Variable
                                          Annuity Separate Accounts of The Travelers Insurance Company+; Trustee,
                                          five Mutual Funds sponsored by The Travelers Insurance Company++.

                                                        40

  Frances M. Hawk, CFA, CFP               Private Investor, (1997-present), Portfolio Manager (1992-1997), HLM
  Member                                  Management Company, Inc. (investment management); Assistant Treasurer,
  28 Woodland Street                      Pensions and Benefits. Management (1989-1992), United Technologies
  Sherborn, Massachusetts                 Corporation (broad- based designer and manufacturer of high technology
  Age 51                                  products); Member, Board of Managers, seven Variable Annuity Separate
                                          Accounts of The Travelers Insurance Company+; Trustee, five Mutual Funds sponsored by The Travelers Insurance Company++.

  Ernest J. Wright                        Vice President and Secretary (1996-present), Assistant Secretary
  Secretary to the Board                  (1994-1996), Counsel (1987-present), The Travelers Insurance Company;
  One Tower Square                        Secretary, seven Variable Annuity Separate Accounts of The Travelers
  Hartford, Connecticut                   Insurance Company+; Secretary, Board of Trustees, five Mutual Funds
  Age 58                                  sponsored by The Travelers Insurance Company++.

  Kathleen A. McGah                       Assistant Secretary and Counsel (1995-present), The Travelers Insurance
  Assistant Secretary to the Board        Company; Assistant Secretary, seven Variable Annuity Separate Accounts
  One Tower Square                        of The Travelers Insurance Company+; Assistant Secretary, Board of
  Hartford, Connecticut                   Trustees, five Mutual Funds sponsored by The Travelers Insurance
  Age 48                                  Company++. Prior to January 1995, Counsel, ITT Hartford Life Insurance
                                          Company.

  David Golino                            Second Vice President (1996-present), The Travelers Insurance Company;
  Principal Accounting Officer            Principal Accounting Officer, seven Variable Annuity Separate Accounts
  To the Board of Managers                of The Travelers Insurance Company+. Prior to May 1996, Senior Manager,
  One Tower Square                        Deloitte & Touche LLP.
  Hartford, Connecticut
  Age 37

+ These seven Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, Trust, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

      * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Salomon Smith Barney Inc., an indirect wholly owned subsidiary of Citigroup Inc. and also owns shares and options to purchase shares of Citigroup Inc., the indirect parent of The Travelers Insurance Company.

      The Company is responsible for payment of the fees and expenses of the Board of Managers, and the expenses of audit of the Separate Accounts, as well as other expenses for services related to the operations of the accounts, for which it deducts certain amounts from purchase payments and from the accounts.

      Members of the Board of Managers who are also officers or employees of Citigroup Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Citigroup Inc. or its subsidiaries receive an aggregate retainer of $19,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by The Travelers Insurance Company and the five Mutual Funds sponsored by The Travelers Insurance Company. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended. Board Members with 10 years of service may agree to provide services as emeritus director at age 72 or upon reaching 80 years of age and will receive 50% of the annual retainer and 50% of meeting fees if attended.

                             ADMINISTRATIVE SERVICES

         Under the terms of an Administrative Services Agreement and Agreement to Provide Guarantees (formerly the Distribution and Management Agreement) between each Separate Account and the Company, the Company provides all administrative services and mortality and expense risk guarantees related to variable annuity contracts issued by the Company in connection with the Separate Accounts and assumes the risk of minimum death benefits, as applicable. The Company also pays all sales costs (including costs associated with the preparation of sales literature); all costs of qualifying the Separate Accounts and the variable annuity contracts with regulatory authorities; the costs of proxy solicitation; all custodian, accountants' and legal fees; and all compensation paid to the unaffiliated members of the Board of Managers. In addition, under the terms of the Administrative Services Agreement and Agreement to Provide Guarantees between the Company and Accounts TGIS, TSB, TAS and TB, the Company deducts amounts necessary to pay fees to third-party registered investment advisers which provide market timing investment advisory services to Contract Owners in those accounts and, in turn, pays such fees to the registered investment advisers. The Company also provides without cost to the Separate Accounts all necessary office space, facilities, and personnel to manage its affairs.

         The Company received the following amounts from the Separate Accounts in each of the last three fiscal years for services provided under the Administrative Services Agreement and Agreement to Provide Guarantees:

        SEPARATE ACCOUNT               1998               1997               1996
        ----------------        -----------        -----------        -----------
            GIS                 $ 9,908,196        $ 7,623,733        $ 5,889,123
            QB                  $ 2,069,452        $ 2,144,373        $ 2,322,938
            MM                  $ 1,489,538        $ 1,296,431        $ 1,141,046
            U                   $76,905,285        $60,630,629        $43,929,076
            TGIS                $ 1,966,228        $ 2,750,311        $ 2,727,368
            TSB                 $ 2,222,330        $ 1,092,109        $ 1,217,057
            TAS                 $ 1,063,785        $ 1,191,956        $ 1,196,757
            TB                  $         0        $    32,789        $    77,050

                              SECURITIES CUSTODIAN

         Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York, is the custodian of the portfolio securities and similar investments of Accounts GIS, QB, MM, TGIS, TSB, TAS and TB.


                             INDEPENDENT ACCOUNTANTS


         Effective January 1, 1999, KPMG LLP, CitiPlace II, Hartford, Connecticut, are the independent auditors for Accounts GIS, QB, MM, TGIS, TSB, TAS, TB. The services provided to these Accounts include primarily the examination of the Accounts' financial statements.

         Prior to January 1, 1999, PricewaterhouseCoopers LLP were the independent auditors for the Accounts. The reports by PricewaterhouseCoopers LLP on the financial statements for fiscal years ended December 31, 1998 and 1997, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         The decision to change principal accountants was approved by the Board of Managers at a meeting held on January 29, 1999, where it was decided to engage KPMG LLP as the principal accountant to audit Accounts GIS's QB's, MM's, TGIS's, TSB's, TAS's and TB's financial statements since it would promote consistency and possible efficiencies among affiliated separate accounts and mutual funds.

         During the past two fiscal years and any subsequent interim period preceding such termination, there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused it to make reference to the subject matter of disagreement in connection with its report.

         Financial statements as of and for the year ended December 31, 1998 of Accounts GIS, QB, MM, TGIS, TSB, and TAS, included in the Annual Reports (for each) incorporated by reference in this SAI, have been incorporated herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

         The consolidated financial statements of The Travelers Insurance Company and Subsidiaries as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998, included herein, and the financial statements of Fund U as of December 31, 1998 and for the year ended December 31, 1998, incorporated herein by reference, have been included or incorporated in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein or incorporated herein by reference, and upon the authority of said firm as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

                           TRAVELERS INSURANCE COMPANY

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholder
The Travelers Insurance Company and Subsidiaries:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and Subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in retained earnings and accumulated other changes in equity from non-owner sources and cash flows for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and Subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.


/s/ KPMG LLP
Hartford, Connecticut
January 25, 1999

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                 ($ IN MILLIONS)

FOR THE YEAR ENDED DECEMBER 31,                                 1998        1997        1996
                                                                ----        ----        ----
REVENUES
Premiums                                                      $1,740       $1,583      $1,387
Net investment income                                          2,185        2,037       1,950
Realized investment gains                                        149          199          65
Other revenues                                                   440          354         284
------------------------------------------------------------------------------------------------
   Total Revenues                                              4,514        4,173       3,686
------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                          1,475        1,341       1,187
Interest credited to contractholders                             876          829         863
Amortization of deferred acquisition costs and value of          311          293         281
  insurance in force
General and administrative expenses                              469          427         380
------------------------------------------------------------------------------------------------
   Total Benefits and Expenses                                 3,131        2,890       2,711
------------------------------------------------------------------------------------------------

Income from continuing operations before federal income        1,383        1,283         975
  taxes
------------------------------------------------------------------------------------------------

Federal income taxes:
   Current expense                                               442          434         284
   Deferred                                                       39           10          58
------------------------------------------------------------------------------------------------
   Total Federal Income Taxes                                    481          444         342
------------------------------------------------------------------------------------------------

Income from continuing operations                                902          839         633

Discontinued operations, net of income taxes
   Gain on disposition (net of taxes of $0, $0 and $14)            -            -          26
------------------------------------------------------------------------------------------------
   Income from Discontinued Operations                             -            -          26
================================================================================================
Net income                                                    $  902       $  839      $  659
================================================================================================


                 See Notes to Consolidated Financial Statements.

                  THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                            CONSOLIDATED BALANCE SHEETS
                                  ($ IN MILLIONS)


DECEMBER 31,                                                        1998              1997
---------------------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value (cost,          $23,893          $21,511
$22,973,  $20,682)
Equity securities, at fair value (cost, $474,  $480)                   518              512
Mortgage loans                                                       2,606            2,869
Real estate held for sale                                              143              134
Policy loans                                                         1,857            1,872
Short-term securities                                                1,098            1,102
Trading securities, at market value                                  1,186              800
Other invested assets                                                2,251            1,702
---------------------------------------------------------------------------------------------
   Total Investments                                                33,552           30,502
---------------------------------------------------------------------------------------------

Cash                                                                    65               58
Investment income accrued                                              393              338
Premium balances receivable                                             99              106
Reinsurance recoverables                                             3,387            3,753
Deferred acquisition costs and value of insurance in force           2,567            2,312
Separate and variable accounts                                      15,313           11,319
Other assets                                                         1,172            1,052
---------------------------------------------------------------------------------------------
   Total Assets                                                    $56,548          $49,440
---------------------------------------------------------------------------------------------

LIABILITIES
Contractholder funds                                               $16,739          $14,913
Future policy benefits and claims                                   12,326           12,361
Separate and variable accounts                                      15,305           11,309
Deferred federal income taxes                                          422              409
Trading securities sold not yet purchased, at market value             873              462
Other liabilities                                                    2,783            2,661
---------------------------------------------------------------------------------------------
   Total Liabilities                                                48,448           42,115
---------------------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million shares authorized,           100              100
  issued and outstanding
Additional paid-in capital                                           3,800            3,187
Retained earnings                                                    3,602            2,810
Accumulated other changes in equity from non-owner sources             598              535
Unrealized gain on Citigroup Inc. stock, net of tax                      -              693
---------------------------------------------------------------------------------------------
   Total Shareholder's Equity                                        8,100            7,325
---------------------------------------------------------------------------------------------

   Total Liabilities and Shareholder's Equity                      $56,548          $49,440
=============================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
     CONSOLIDATED STATEMENTS OF CHANGES IN RETAINED EARNINGS AND ACCUMULATED
                 OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES
                                 ($ IN MILLIONS)


--------------------------------------------------------------------------
STATEMENTS OF CHANGES IN  RETAINED         1998        1997       1996
EARNINGS
--------------------------------------------------------------------------
Balance, beginning of year                $2,810      $2,471      $2,312
Net income                                   902         839         659
Dividends to parent                          110         500         500
--------------------------------------------------------------------------
Balance, end of year                      $3,602      $2,810      $2,471
==========================================================================


--------------------------------------------------------------------------
STATEMENTS OF ACCUMULATED OTHER CHANGES
IN EQUITY FROM NON-OWNER SOURCES
--------------------------------------------------------------------------

Balance, beginning of year                $  535      $  223      $  449
Unrealized gains (losses), net of tax         62         313        (226)
Foreign currency translation, net of           1          (1)          -
tax
--------------------------------------------------------------------------
Balance, end of year                      $  598      $  535      $  223
==========================================================================


--------------------------------------------------------------------------
SUMMARY OF CHANGES IN EQUITY
FROM NON-OWNER SOURCES
--------------------------------------------------------------------------

Net Income                                $  902      $  839      $  659
Other changes in equity from
   non-owner sources                          63         312        (226)
--------------------------------------------------------------------------
Total changes in equity from
   non-owner sources                      $  965      $1,151      $  433
==========================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ IN MILLIONS)

FOR THE YEAR ENDED DECEMBER 31,                                  1998         1997          1996
                                                                 ----         ----          ----
---------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Premiums collected                                          $1,763        $1,519        $1,387
   Net investment income received                               2,021         2,059         1,910
   Other revenues received                                        255           180           131
   Benefits and claims paid                                    (1,127)       (1,230)       (1,060)
   Interest credited to contractholders                          (918)         (853)         (820)
   Operating expenses paid                                       (587)         (445)         (343)
   Income taxes paid                                             (506)         (368)         (328)
   Trading account investments, (purchases) sales, net            (38)          (54)            -
   Other                                                           12            18           (70)
---------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                   875           826           807
      Net cash used in discontinued operations                      -             -          (350)
---------------------------------------------------------------------------------------------------
      Net Cash Provided by Operations                             875           826           457
---------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from maturities of investments
      Fixed maturities                                          2,608         2,259         1,928
      Mortgage loans                                              722           663           917
   Proceeds from sales of investments
      Fixed maturities                                         13,390         7,592         9,101
      Equity securities                                           212           341           479
      Mortgage loans                                                -           207           178
      Real estate held for sale                                    53           169           210
   Purchases of investments
      Fixed maturities                                         (18,072)     (11,143)      (11,556)
      Equity securities                                          (194)         (483)         (594)
      Mortgage loans                                             (457)         (771)         (470)
   Policy loans, net                                               15            38           (23)
   Short-term securities, (purchases) sales, net                 (495)           (2)          498
   Other investments, purchases, net                             (550)         (260)         (137)
   Securities transactions in course of settlement                192           311           (52)
   Net cash provided by investing activities of                     -             -           348
     discontinued operations
---------------------------------------------------------------------------------------------------
   Net Cash Provided by (Used In) Investing Activities         (2,576)       (1,079)          827
---------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Redemption of commercial paper, net                              -           (50)          (23)
   Contractholder fund deposits                                 4,383         3,544         2,493
   Contractholder fund withdrawals                             (2,565)       (2,757)       (3,262)
   Dividends to parent company                                   (110)         (500)         (500)
   Other                                                            -             -             9
---------------------------------------------------------------------------------------------------
      Net Cash Provided by (Used In) Financing Activities       1,708           237        (1,283)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                     7           (16)            1
---------------------------------------------------------------------------------------------------
Cash at December 31,                                           $   65        $   58        $   74
===================================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Significant accounting policies used in the preparation of the accompanying financial statements follow.

   Basis of Presentation

   The Travelers Insurance Company (TIC) and, collectively with its subsidiaries (the Company) is a wholly owned subsidiary of The Travelers Insurance Group Inc. (TIGI), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), formerly Travelers Group Inc. The consolidated financial statements include the accounts of TIC and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance subsidiaries of the Company are The Travelers Life and Annuity Company (TLAC) and Primerica Life Insurance Company (Primerica Life) and its subsidiary National Benefit Life Insurance Company (NBL).

   As discussed in Note 2 of Notes to Consolidated Financial Statements, in January 1995 the group life insurance and related businesses of the Company were sold to Metropolitan Life Insurance Company (MetLife). Also in January 1995, the group medical component was exchanged for a 42% interest in The MetraHealth Companies, Inc. (MetraHealth). The Company's interest in MetraHealth was sold on October 2, 1995 and a final contingent payment was made during 1996. The Company's discontinued operations reflect the results of the gain from the contingent payment in 1996.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

   Certain prior year amounts have been reclassified to conform with the 1998 presentation.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   ACCOUNTING CHANGES

   Accounting for Transfers and Servicing of Financial Assets and
   Extinguishments of Liabilities

   Effective January 1, 1997, the Company adopted Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (FAS 125). This statement establishes accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. These standards are based on an approach that focuses on control. Under this approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered and derecognizes liabilities when extinguished. FAS 125 provides standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. Effective January 1, 1998, the Company adopted the collateral provisions of FAS 125 which were not effective until 1998 in accordance with Statement of Financial Accounting Standards No. 127, "Deferral of the Effective Date of Certain Provisions of SFAS 125". The adoption of the collateral provisions of FAS 125 created additional assets and liabilities on the Company's consolidated statement of financial position related to the recognition of securities provided and received as collateral. There was no impact on the Company's results of operations from the adoption of the collateral provisions of FAS 125.


   Reporting Comprehensive Income

   Effective January 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (FAS 130). FAS 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are required to be reported in an annual financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. Comprehensive income thus represents the sum of net income and other changes in equity from non-owner sources. The accumulated balance of other changes in equity from non-owner sources is required to be displayed separately from retained earnings and additional paid-in capital in the consolidated balance sheet. The adoption of FAS 130 resulted primarily in the Company reporting unrealized gains and losses on investments in debt and equity securities in changes in equity from non-owner sources. See Note 5.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)




   Disclosures About Segments of an Enterprise and Related Information

During 1998, the Company adopted Statement of Financial Accounting Standards No. 131, "Disclosures About Segments of an Enterprise and Related Information" (FAS
131). FAS 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement of Financial Accounting Standards No. 14, "Financial Reporting for Segments of a Business Enterprise". FAS 131 requires that all public enterprises report financial and descriptive information about its reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decisionmaker in deciding how to allocate resources and in assessing performance. As a result of the adoption of FAS 131, the Company has two reportable operating segments, Travelers Life and Annuity and Primerica Life Insurance. See Note 17.


   Accounting for the Costs of Computer Software Developed or Obtained for Internal Use

   During the third quarter of 1998, the Company adopted (effective January 1, 1998) the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants' Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" (SOP 98-1). SOP 98-1 provides guidance on accounting for the costs of computer software developed or obtained for internal use and for determining when specific costs should be capitalized or expensed. The adoption of SOP 98-1 did not have a material impact on the Company's financial condition, statement of operations or liquidity.

   ACCOUNTING POLICIES

   Investments

   Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely-accepted securities data provider. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

   Equity securities, which include common and nonredeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

   Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 1998 and 1997.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 1998 and 1997.

   Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

   Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost which approximates market.

   Accrual of income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

   DERIVATIVE FINANCIAL INSTRUMENTS

   The Company uses derivative financial instruments, including financial futures contracts, options, forward contracts and interest rate swaps and caps, as a means of hedging exposure to interest rate and foreign currency risk. Hedge accounting is used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment.

   Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

   Payments to be received or made under interest rate swaps are accrued and recognized in net investment income. Swaps are carried at fair value with unrealized gains and losses, net of taxes, charged or credited directly to shareholder's equity.

   Forward contracts, and options, and interest rate caps were not significant at December 31, 1998 and 1997. Information concerning derivative financial instruments is included in Note 6.

   INVESTMENT GAINS AND LOSSES

   Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



   POLICY LOANS

   Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.


   DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE

   Costs of acquiring individual life insurance, annuities and long-term care business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance and long-term care insurance, are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. For life insurance, a 15 to 20 year amortization period is used; for long-term care business, a 10 to 20 year period is used, and a 7 to 20 year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required.

   The value of insurance in force is an asset recorded at the time of acquisition of an insurance company. It represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance and guaranteed renewable health policies are amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required.


   SEPARATE AND VARIABLE ACCOUNTS

   Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at market value. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.


   GOODWILL

   Goodwill represents the cost of acquired businesses in excess of net assets and is being amortized on a straight-line basis principally over a 40-year period. The carrying amount is regularly reviewed for indication of impairment in value that in the view of management would be other than temporary. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   CONTRACTHOLDER FUNDS

   Contractholder funds represent receipts from the issuance of universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.5% to 9.1%.



   FUTURE POLICY BENEFITS

   Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 10.0%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

   PERMITTED STATUTORY ACCOUNTING PRACTICES

   The Company, whose insurance subsidiaries are domiciled principally in Connecticut and Massachusetts, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on statutory surplus of the Company is not material.

   The NAIC recently completed a process intended to codify statutory accounting practices for certain insurance enterprises. As a result of this process, the NAIC will issue a revised statutory Accounting Practices and Procedures Manual version effective January 1, 2001 (the revised Manual) that will be effective January 1, 2001 for the calendar year 2001 statutory financial statements. It is expected that the State of Connecticut will require that, effective January 1, 2001, insurance companies domiciled in Connecticut prepare their statutory basis financial statements in accordance with the revised Manual subject to any deviations prescribed or permitted by the Connecticut insurance commissioner. The Company has not yet determined the impact that this change will have on the statutory capital and surplus of its insurance subsidiaries.


   PREMIUMS

   Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

   OTHER REVENUES

   Other revenues include surrender, mortality and administrative charges and fees earned on investment, universal life and other insurance contracts. Other revenues also include gains and losses on dispositions of assets other than realized investment gains and losses and revenues of non-insurance subsidiaries.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



   INTEREST CREDITED TO CONTRACTHOLDERS

   Interest credited to contractholders represents amounts earned by universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts in accordance with contract provisions.


   FEDERAL INCOME TAXES

   The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities. The deferred federal income tax asset is recognized to the extent that future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be recognized.

   FUTURE APPLICATION OF ACCOUNTING STANDARDS

   In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3). SOP 97-3 provides guidance for determining when an entity should recognize a liability for guaranty-fund and other insurance-related assessments, how to measure that liability, and when an asset may be recognized for the recovery of such assessments through premium tax offsets or policy surcharges. This SOP is effective for financial statements for fiscal years beginning after December 15, 1998, and the effect of initial adoption is to be reported as a cumulative catch-up adjustment. Restatement of previously issued financial statements is not allowed. The Company plans to implement SOP 97-3 in the first quarter of 1999 and expects there to be no material impact on the Company's financial condition, results of operations or liquidity.


   In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). This statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, (collectively referred to as derivatives) and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation. FAS 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. Upon initial application of FAS 133, hedging relationships must be designated anew and documented pursuant to the provisions of this statement. The Company has not yet determined the impact that FAS 133 will have on its consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


2. DISPOSITIONS AND DISCONTINUED OPERATIONS

   On January 3, 1995, the Company and its affiliates completed the sale of their group life and related non-medical group insurance businesses to MetLife for $350 million and formed the MetraHealth joint venture by contributing their group medical businesses to MetraHealth, in exchange for shares of common stock of MetraHealth. No gain was recognized as a result of this transaction.

   On October 2, 1995, the Company and its affiliates completed the sale of their ownership in MetraHealth to United HealthCare Corporation. During 1996 the Company received a contingency payment based on MetraHealth's 1995 results. In conjunction with this payment, certain reserves associated with the group medical business and exit costs related to the discontinued operations were reevaluated resulting in a final after-tax gain of $26 million.


3. COMMERCIAL PAPER AND LINES OF CREDIT

   TIC issues commercial paper directly to investors. No commercial paper was outstanding at December 31, 1998 or 1997. TIC maintains unused credit availability under bank lines of credit at least equal to the amount of the outstanding commercial paper. No interest was paid in 1998 and interest expense was not significant in 1997.

   Citigroup, Commercial Credit Company (CCC) (an indirect wholly owned subsidiary of Citigroup) and TIC have an agreement with a syndicate of banks to provide $1.0 billion of revolving credit, to be allocated to any of Citigroup, CCC or TIC. TIC's participation in this agreement is limited to $250 million. The agreement consists of a five-year revolving credit facility that expires in 2001. At December 31, 1998, $700 million was allocated to Citigroup, $300 million was allocated to CCC and $0 was allocated to TIC. Under this facility TIC is required to maintain certain minimum equity and risk-based capital levels. At December 31, 1998, TIC was in compliance with these provisions. There were no amounts outstanding under this agreement at December 31, 1998 and 1997. If TIC had borrowings outstanding on this facility, the interest rate would be based upon LIBOR plus a negotiated margin.

4. REINSURANCE

   The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

   Beginning in 1997, new universal life business was reinsured under an 80%/20% quota share reinsurance program and new term life business was reinsured under a 90%/10% quota share reinsurance program. Maximum retention of $1.5 million is generally reached on policies in excess of $7.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $1.5 million.

   The Company writes workers' compensation business through its Accident Department. This business is ceded 100% to an affiliate, The Travelers Indemnity Company.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):


      WRITTEN PREMIUMS                         1998      1997       1996
      ----------------------------------------------------------------------
      Direct                                   $2,310    $2,148    $1,982
      Assumed from:
         Non-affiliated companies                   -         1         5
      Ceded to:
         Affiliated companies                    (242)     (280)     (284)
         Non-affiliated companies                (317)     (273)     (309)
      ----------------------------------------------------------------------
      Total Net Written Premiums               $1,751    $1,596    $1,394
      ======================================================================

      EARNED PREMIUMS                          1998      1997       1996
      ----------------------------------------------------------------------
      Direct                                   $1,949    $2,170    $1,897
      Assumed from:
         Non-affiliated companies                   -         1         5
      Ceded to:
         Affiliated companies                    (251)     (321)     (219)
         Non-affiliated companies                (308)     (291)     (315)
      ----------------------------------------------------------------------
      Total Net Earned Premiums                $1,390    $1,559    $1,368
      ======================================================================


   Reinsurance recoverables at December 31, 1998 and 1997 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

      REINSURANCE RECOVERABLES                 1998      1997
      -----------------------------------------------------------
      Life and Accident and Health Business:
         Non-affiliated companies              $1,297    $1,362

      Property-Casualty Business:
         Affiliated companies                   2,090     2,391
      -----------------------------------------------------------
      Total Reinsurance Recoverables           $3,387    $3,753
      ===========================================================

   Total reinsurance recoverables at December 31, 1998 and 1997 include $640 million and $697 million, respectively, from MetLife in connection with the sale of the Company's group life and related businesses.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


5. SHAREHOLDER'S EQUITY

   Additional Paid-In Capital

   Additional paid-in capital increased during 1998 primarily due to the conversion of Citigroup common stock to Citigroup preferred stock. This increase in stockholder's equity was offset by a decrease in unrealized investment gains due to the same transaction. See Note 13.

   Unrealized Investment Gains (Losses)

   An analysis of the change in unrealized gains and losses on investments is shown in Note 13.

   Shareholder's Equity and Dividend Availability

   The Company's statutory net income, which includes all insurance subsidiaries, was $702 million, $754 million and $656 million for the years ended December 31, 1998, 1997 and 1996, respectively.

   The Company's statutory capital and surplus was $4.95 billion and $4.12 billion at December 31, 1998 and 1997, respectively.

   The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. Statutory surplus of $504 million is available in 1999 for dividend payments by the Company without prior approval of the Connecticut Insurance Department. In addition, under a revolving credit facility, the Company is required to maintain certain minimum equity and risk based capital levels. The Company is in compliance with these covenants at December 31, 1998 and 1997.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

ACCUMULATED OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES, NET OF TAX

--------------------------------------------------------------------------------------------------------------------------
                                                        NET UNREALIZED      FOREIGN CURRENCY     ACCUMULATED OTHER
                                                        GAIN ON             TRANSLATION          CHANGES IN EQUITY FROM
                                                        INVESTMENT          ADJUSTMENTS          NON-OWNER SOURCES
(for the year ended December 31, $ in millions)         SECURITIES
--------------------------------------------------------------------------------------------------------------------------
1998
Balance, beginning of year                                     $545              $(10)                   $535
Current-year change                                              62                 1                      63
--------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                           $607               $(9)                   $598
==========================================================================================================================
1997
Balance, beginning of year                                     $232               $(9)                   $223
Current-year change                                             313                (1)                    312
--------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                           $545              $(10)                   $535
==========================================================================================================================
1996
Balance, beginning of year                                     $458               $(9)                   $449
Current-year change                                            (226)                -                    (226)
--------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                           $232               $(9)                   $223
==========================================================================================================================


TAX EFFECTS ALLOCATED TO EACH COMPONENT OF OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES

---------------------------------------------------------------------------------------------------------
                                                             Pre-tax       Tax expense       After-tax
(for the year ended December 31, $ in millions)               amount        (benefit)         amount
---------------------------------------------------------------------------------------------------------
1998
Unrealized gain on investment securities:
   Unrealized holding gains arising during year                $ 244          $  85            $ 159
   Less: reclassification adjustment for gains
     realized in net income                                      149             52               97
---------------------------------------------------------------------------------------------------------
Net unrealized gain on investment securities                      95             33               62
Foreign currency translation adjustments                           3              2                1
---------------------------------------------------------------------------------------------------------
Other changes in equity from non-owner sources                 $  98          $  35            $  63
=========================================================================================================
1997
Unrealized gain on investment securities:
   Unrealized holding gains arising during year                $ 681          $ 239            $ 442
   Less: reclassification adjustment for gains
     realized in net income                                      199             70              129
---------------------------------------------------------------------------------------------------------
Net unrealized gain on investment securities                     482            169              313
Foreign currency translation adjustments                          (1)             -               (1)
---------------------------------------------------------------------------------------------------------
Other changes in equity from non-owner sources                 $ 481          $ 169            $ 312
=========================================================================================================
1996
Unrealized gain on investment securities:
   Unrealized holding losses arising during year               $(283)         $ (99)           $(184)
   Less: reclassification adjustment for gains
     realized in net income                                       65             23               42
---------------------------------------------------------------------------------------------------------
Net unrealized loss on investment securities                    (348)          (122)            (226)
Foreign currency translation adjustments                           -              -                -
---------------------------------------------------------------------------------------------------------
Other changes in equity from non-owner sources                 $(348)         $(122)           $(226)
=========================================================================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


6. DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

   Derivative Financial Instruments

   The Company uses derivative financial instruments, including financial futures, interest rate swaps, options and forward contracts as a means of hedging exposure to interest rate and foreign currency risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes. These derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For interest rate swaps, options and forward contracts, credit risk is limited to the amount that it would cost the Company to replace the contracts. Financial futures contracts have little credit risk since organized exchanges are the counterparties. The Company is a writer of option contracts and as such has no credit risk since the counterparty has no performance obligation after it has paid a cash premium.

   The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

   The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates which arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts which offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

   Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

   At December 31, 1998 and 1997, the Company held financial futures contracts with notional amounts of $459 million and $625 million, respectively. These financial futures had a deferred gain of $3.3 million and a deferred loss of $.1 million in 1998 and a deferred gain of $.7 million, and a deferred loss of $4.1 million in 1997. Total gains of $1.5 million and losses of $5.8 million from financial futures were deferred at December 31, 1998 and 1997, respectively, relating to anticipated investment purchases and investment product sales, and are reported as other liabilities. At December 31, 1998 and 1997, the Company's futures contracts had no fair value because these contracts were marked to market and settled in cash daily.

                 THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match an asset with a corresponding liability. Under interest rate swaps, the Company agrees with other parties to exchange, at specific intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Swap agreements are not exchange traded and are subject to the risk of default by the counterparty.

   At December 31, 1998 and 1997, the Company held interest rate swap contracts with notional amounts of $1,077.9 million and $234.7 million, respectively. The fair value of these financial instruments was $5.6 million (gain position) and $19.6 million (loss position) at December 31, 1998 and was $.3 million (gain position) and $2.5 million (loss position) at December 31, 1997. The fair values were determined using the discounted cash flow method.

   The off-balance sheet risks of options and forward contracts were not significant at December 31, 1998 and 1997.

   The Company purchased a 5-year interest rate cap, with a notional amount of $200 million, from Travelers Group Inc. in 1995 to hedge against losses that could result from increasing interest rates. This instrument, which does not have off-balance sheet risk, gave the Company the right to receive payments if interest rates exceeded specific levels at specific dates. The premium of $2 million paid for this instrument was being amortized over its life. The interest rate cap asset was terminated in 1998. The fair value at December 31, 1997 was $0.

   Financial Instruments with Off-Balance Sheet Risk

   In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. The off-balance sheet risk of these financial instruments was not significant at December 31, 1998 and 1997.

   Fair Value of Certain Financial Instruments

   The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

   At December 31, 1998 and 1997, investments in fixed maturities had a carrying value and a fair value of $23.9 billion and $21.5 billion, respectively. See Notes 1 and 13.

   At December 31, 1998 mortgage loans had a carrying value of $2.6 billion and a fair value of $2.8 billion and in 1997 had a carrying value of $2.9 billion and a fair value of $3.0 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   The carrying values of $144 million and $143 million of financial instruments classified as other assets approximated their fair values at December 31, 1998 and 1997, respectively. The carrying values of $2.3 billion and $2.0 billion of financial instruments classified as other liabilities also approximated their fair values at December 31, 1998 and 1997, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

   At December 31, 1998, contractholder funds with defined maturities had a carrying value and a fair value of $3.3 billion, compared with a carrying value and a fair value of $2.3 billion at December 31, 1997. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $10.4 billion and a fair value of $10.2 billion at December 31, 1998, compared with a carrying value of $9.7 billion and a fair value of $9.5 billion at December 31, 1997. These contracts generally are valued at surrender value.

   The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $235 million at December 31, 1998, compared with a carrying value and a fair value of $260 million at December 31, 1997. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $209 million and $206 million, respectively, at December 31, 1998, compared with a carrying value and a fair value of $209 million and $206 million, respectively, at December 31, 1997.

   The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values.

   The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

7. COMMITMENTS AND CONTINGENCIES

   Financial Instruments with Off-Balance Sheet Risk

   See Note 6 for a discussion of financial instruments with off-balance sheet risk.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Litigation

   In March 1997, a purported class action entitled Patterman v. The Travelers, Inc. et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. In October 1997, defendants answered the complaint, denied liability and asserted numerous affirmative defenses. In February 1998, the Superior Court of Richmond County transferred the lawsuit to the Superior Court of Gwinnett County, Georgia. The plaintiffs appealed the transfer order, and in December 1998 the Court of Appeals of the State of Georgia reversed the lower court's decision. Later in December 1998, defendants petitioned the Georgia Supreme Court to hear the appeal from the decision of the Court of Appeals. Pending appeal, proceedings in the trial court have been stayed. Defendants intend to vigorously contest the litigation.

   The Company is also a defendant or co-defendant in various other litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 1998, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.


8. BENEFIT PLANS

   Pension and Other Postretirement Benefits

   The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by TIGI. The Company's share of net expense for the qualified pension and other postretirement benefit plans was not significant for 1998, 1997 and 1996. Through plans sponsored by TIGI, the Company also provides defined contribution pension plans for certain agents. Company contributions are primarily a function of production. The expense for these plans was not significant in 1998, 1997 and 1996.

   401(k) Savings Plan

   Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. During 1996, the Company made matching contributions in an amount equal to the lesser of 100% of the pre-tax contributions made by the employee or $1,000. Effective January 1, 1997, the Company discontinued matching contributions for the majority of its employees. The Company's expenses in connection with the 401(k) savings plan were not significant in 1998, 1997 and 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



9. RELATED PARTY TRANSACTIONS

   The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI are handled by two companies. The Travelers Insurance Company (Life Department) handles banking functions for the life and annuity operations of Travelers Life and Annuity and some of its non-insurance affiliates. The Travelers Indemnity Company handles banking functions for the property-casualty operations, including most of its property-casualty insurance and non-insurance affiliates. Settlements between companies are made at least monthly. The Company provides various employee benefits coverages to employees of certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are shared with affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

   The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 1998 and 1997, the pool totaled approximately $2.3 billion and $2.6 billion, respectively. The Company's share of the pool amounted to $793 million and $725 million at December 31, 1998 and 1997, respectively, and is included in short-term securities in the consolidated balance sheet.

   Included in short-term investments is a 90 day variable rate note receivable from Citigroup issued on August 28, 1998 and renewed on November 25, 1998. The rate is based upon the AA financial commercial paper rate plus 14 basis points. The rate at December 31, 1998 is 5.47%. The balance at December 31, 1998 is $500 million. Interest accrued at December 31, 1998 was $2.2 million. Interest earned during 1998 was $9.4 million. Citigroup repaid this note on February 25, 1999.

   The Company sells structured settlement annuities to the insurance subsidiaries of TAP in connection with the settlement of certain policyholder obligations. Such premiums and deposits were $104 million, $88 million, and $40 million for 1998, 1997 and 1996, respectively. Reserves and contractholder funds related to these annuities amounted to $787 million and $795 million in 1998 and 1997, respectively.

   The Company markets deferred annuity products and life and health insurance through its affiliate, Salomon Smith Barney Inc. (SSB). Premiums and deposits related to these products were $1.3 billion, $1.0 billion, and $820 million in 1998, 1997 and 1996, respectively.

   During the year the Company lent out $78.5 million par of debentures to SSB for $84.8 million in cash collateral. Loaned debentures totaling $37.6 million with cash collateral of $39.7 million remained outstanding at December 31, 1998.

   The Company sold $27.4 million par of 6.125% U.S. Treasury bonds to SSB for $31.1 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The Company purchased $36 million par of 6.56% Chase Commercial Mortgage Securities Corp. bonds from SSB for $35.9 million.

   Primerica Life has entered into a General Agency Agreement with Primerica Financial Service, Inc. (Primerica), that provides that Primerica will be Primerica Life's general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay Primerica marketing fees of no less than $10 million based upon U.S. gross direct premiums received by Primerica Life. In 1998 the fees paid by Primerica Life were $12.5 million.

   In 1998 Primerica became a distributor of products for Travelers Life and Annuity. During the year Primerica sold $256 million of deferred annuities.

   Included in other invested assets is a $987 million investment in Citigroup preferred stock at December 31, 1998, carried at cost. Also, included in other invested assets is a $1.15 billion investment in common stock of Citigroup at December 31, 1997, carried at fair value.

   The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and key employees. To further encourage employee stock ownership, during 1997 Citigroup introduced the WealthBuilder stock option program. Under this program, all employees meeting certain requirements have been granted Citigroup stock options.

   The Company applies APB 25 and related interpretations in accounting for stock options. Since stock options under the Citigroup plans are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. FAS 123 provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options.

   Had the Company applied FAS 123 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:

       -----------------------------------------------------------------------------------------------------
       YEAR ENDING DECEMBER 31,                                1998               1997               1996
       ($ IN MILLIONS)
       -----------------------------------------------------------------------------------------------------
       Net income, as reported                                  $902               $839               $659
       FAS 123 pro forma adjustments, after tax                  (13)                (9)                (3)
       -----------------------------------------------------------------------------------------------------
       Net income, pro forma                                    $889               $830               $656

   The Company had an interest rate cap agreement with Citigroup.  See Note 6.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


10.   LEASES

   Most leasing functions for TIGI and its subsidiaries are administered by TAP. In 1996, TAP assumed the obligations for several leases. Rent expense related to all leases are shared by the companies on a cost allocation method based generally on estimated usage by department. Rent expense was $18 million, $15 million, and $24 million in 1998, 1997 and 1996, respectively.

      ---------------------------------------------------
      YEAR ENDING DECEMBER 31,        MINIMUM OPERATING
      ($ in millions)                  RENTAL PAYMENTS
      ---------------------------------------------------
      1999                                  $  47
      2000                                     50
      2001                                     54
      2002                                     44
      2003                                     42
      Thereafter                              296
      ---------------------------------------------------
      Total Rental Payments                  $533
      ===================================================


   Future sublease rental income of approximately $86 million will partially offset these commitments. Also, the Company will be reimbursed for 50% of the rental expense for a particular lease totaling $207 million, by an affiliate. Minimum future capital lease payments are not significant.

   The Company is reimbursed for use of furniture and equipment through cost sharing agreements by its affiliates.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



11. FEDERAL INCOME TAXES
    ($ in millions)

      EFFECTIVE TAX RATE

      ----------------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,              1998          1997           1996
      ----------------------------------------------------------------------------------
      Income Before Federal Income Taxes          $1,383        $1,283          $ 975
      Statutory Tax Rate                              35%           35%            35%
      ----------------------------------------------------------------------------------
      Expected Federal Income Taxes                  484           449            341
      Tax Effect of:
         Non-taxable investment income                (5)           (4)            (3)
         Other, net                                    2            (1)             4
      ----------------------------------------------------------------------------------
      Federal Income Taxes                        $  481        $  444          $ 342
      ==================================================================================
      Effective Tax Rate                              35%           35%            35%
      ----------------------------------------------------------------------------------

      COMPOSITION OF FEDERAL INCOME TAXES

      Current:
         United States                            $  418        $  410          $ 263
         Foreign                                      24            24             21
      ---------------------------------------------------------------------------------
         Total                                       442           434            284
      ---------------------------------------------------------------------------------
      Deferred:
         United States                                40            10             57
         Foreign                                      (1)            -              1
      ---------------------------------------------------------------------------------
         Total                                        39            10             58
      ----------------------------------------------------------------------------------
      Federal Income Taxes                        $  481        $  444          $ 342
      =================================================================================


   Additional tax benefits attributable to employee stock plans allocated directly to shareholder's equity for the years ended December 31, 1998, 1997 and 1996 were $17 million, $17 million and $8 million, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The net deferred tax liabilities at December 31, 1998 and 1997 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

      ($ in millions)                                              1998           1997
                                                                   ----           ----
      Deferred Tax Assets:
         Benefit, reinsurance and other reserves                 $  616        $  561
         Operating lease reserves                                    76            80
         Other employee benefits                                    103           102
         Other                                                      135           127
      ----------------------------------------------------------------------------------
            Total                                                   930           870
      ----------------------------------------------------------------------------------
      Deferred Tax Liabilities:
         Deferred acquisition costs and value of                    673           608
         insurance in force
         Investments, net                                           489           484
         Other                                                       90            87
      ----------------------------------------------------------------------------------
            Total                                                 1,252         1,179
      ----------------------------------------------------------------------------------
      Net Deferred Tax Liability Before Valuation                  (322)         (309)
      Allowance
      Valuation Allowance for Deferred Tax Assets                  (100)         (100)
      ----------------------------------------------------------------------------------
      Net Deferred Tax Liability After Valuation Allowance       $ (422)       $ (409)
      ----------------------------------------------------------------------------------

   The Company and its life insurance subsidiaries will file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

   The $100 million valuation allowance is sufficient to cover any capital losses on investments that may exceed the capital gains able to be generated in the life insurance group's consolidated federal income tax return based upon management's best estimate of the character of the reversing temporary differences. Reversal of the valuation allowance is contingent upon the recognition of future capital gains or a change in circumstances that causes the recognition of the benefits to become more likely than not. There was no change in the valuation allowance during 1998. The initial recognition of any benefit produced by the reversal of the valuation allowance will be recognized by reducing goodwill.

   At December 31, 1998, the Company had no ordinary or capital loss carryforwards.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend to exceed limits prescribed by federal law. Distributions are not contemplated from this account. At current rates the maximum amount of such tax would be approximately $326 million.

12.   NET INVESTMENT INCOME

      ----------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,          1998      1997       1996
                                               ----      ----       ----
      ($ in millions)
      ----------------------------------------------------------------------
      GROSS INVESTMENT INCOME
         Fixed maturities                      $1,598    $1,460   $1,387
         Mortgage loans                           295       291      334
         Policy loans                             131       137      156
         Other, including trading                 226       238      171
      ----------------------------------------------------------------------
                                                2,250     2,126    2,048
      ----------------------------------------------------------------------
      Investment expenses                          65        89       98
      ----------------------------------------------------------------------
      Net investment income                    $2,185    $2,037   $1,950
      ----------------------------------------------------------------------


13.   INVESTMENTS AND INVESTMENT GAINS (LOSSES)

   Realized investment gains (losses) for the periods were as follows:

      ----------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,           1998      1997       1996
                                                ----      ----       ----
      ($ in millions)
      ----------------------------------------------------------------------
      REALIZED INVESTMENT GAINS
         Fixed maturities                       $111       $71      $(63)
         Equity securities                         6        (9)       47
         Mortgage loans                           21        59        49
         Real estate held for sale                16        67        33
         Other                                    (5)       11        (1)
      ----------------------------------------------------------------------
            Total Realized Investment Gains     $149      $199       $65
      ----------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Changes in net unrealized investment gains (losses) that are reported as accumulated other changes in equity from non-owner sources or unrealized gains on Citigroup stock in shareholder's equity were as follows:


      -------------------------------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,                           1998            1997           1996
                                                              -------         -------        -------
      ($ in millions)
      -------------------------------------------------------------------------------------------------
      UNREALIZED INVESTMENT GAINS (LOSSES)
         Fixed maturities                                     $    91         $   446        $  (323)
         Equity securities                                         13              25            (35)
         Other                                                   (169)            520            220
      -------------------------------------------------------------------------------------------------
            Total Unrealized Investment Gains (Losses)            (65)            991           (138)

      -------------------------------------------------------------------------------------------------

         Related taxes                                            (20)            350            (43)
      -------------------------------------------------------------------------------------------------
         Change in unrealized investment gains                    (45)            641            (95)
         (losses)
         Transferred to paid in capital, net of tax              (585)             --             --
         Balance beginning of year                              1,228             587            682
      -------------------------------------------------------------------------------------------------
            Balance End of Year                               $   598         $ 1,228        $   587
      -------------------------------------------------------------------------------------------------

   Included in Other in 1998 is the unrealized loss on Citigroup common stock of $167 million prior to the conversion to preferred stock. Also included in Other were unrealized gains of $506 million and $203 million, which were reported in 1997 and 1996, respectively, related to appreciation of Citigroup common stock.

   Fixed Maturities

   Proceeds from sales of fixed maturities classified as available for sale were $13.4 billion, $7.6 billion and $9.1 billion in 1998, 1997 and 1996, respectively. Gross gains of $314 million, $170 million and $107 million and gross losses of $203 million, $99 million and $175 million in 1998, 1997 and 1996, respectively, were realized on those sales.

   Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $4.8 billion and $5.1 billion at December 31, 1998 and 1997, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


The amortized cost and fair value of investments in fixed maturities were as follows:

---------------------------------------------------------------------------------------------------------
DECEMBER 31, 1998                                                       GROSS       GROSS
($ in millions)                                        AMORTIZED      UNREALIZED   UNREALIZED      FAIR
                                                         COST           GAINS       LOSSES        VALUE
---------------------------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
     Mortgage-backed securities - CMOs and
     pass-through securities                            $ 4,717       $   147       $    11       $ 4,853
     U.S. Treasury securities and obligations of
     U.S. Government and government agencies and
     authorities                                          1,563           186             3         1,746
     Obligations of states, municipalities and
     political subdivisions                                 239            18          --             257
     Debt securities issued by foreign governments          634            41             3           672
     All other corporate bonds                           13,025           532            57        13,500
     Other debt securities                                2,709           106            38         2,777
     Redeemable preferred stock                              86             3             1            88
---------------------------------------------------------------------------------------------------------
         Total Available For Sale                       $22,973       $ 1,033       $   113       $23,893
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
DECEMBER 31, 1997                                                         GROSS         GROSS
($ in millions)                                          AMORTIZED      UNREALIZED    UNREALIZED         FAIR
                                                           COST           GAINS         LOSSES          VALUE
--------------------------------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
     Mortgage-backed securities - CMOs and
     pass-through securities                              $ 3,842        $   124        $     2        $ 3,964
     U.S. Treasury securities and obligations of
     U.S. Government and government agencies and
     authorities                                            1,580            149              1          1,728
     Obligations of states, municipalities and
     political subdivisions                                    78              8           --               86
     Debt securities issued by foreign governments            622             31              4            649
     All other corporate bonds                             11,787            459             17         12,229
     Other debt securities                                  2,761             88              7          2,842
     Redeemable preferred stock                                12              1           --               13
--------------------------------------------------------------------------------------------------------------
         Total Available For Sale                         $20,682        $   860        $    31        $21,511
--------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


The amortized cost and fair value of fixed maturities at December 31, 1998, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

-----------------------------------------------------------------
($ in millions)                           AMORTIZED        FAIR
                                            COST          VALUE
-----------------------------------------------------------------
MATURITY:
     Due in one year or less              $ 1,296        $ 1,305
     Due after 1 year through 5 years       6,253          6,412
     Due after 5 years through 10 years     5,096          5,310
     Due after 10 years                     5,611          6,013
-----------------------------------------------------------------
                                           18,256         19,040
-----------------------------------------------------------------
     Mortgage-backed securities             4,717          4,853
-----------------------------------------------------------------
         Total Maturity                   $22,973        $23,893
-----------------------------------------------------------------

The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class
(PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

At December 31, 1998 and 1997, the Company held CMOs classified as available for sale with a fair value of $3.4 billion and $2.1 billion, respectively. Approximately 54% and 72%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 1998 and 1997. In addition, the Company held $1.4 billion and $1.9 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 1998 and 1997, respectively. Virtually all of these securities are rated AAA.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Equity Securities

     The cost and fair values of investments in equity securities were as follows:

------------------------------------------------------------------------------------------------
        EQUITY SECURITIES:                       GROSS UNREALIZED     GROSS UNREALIZED      FAIR
        ($ in millions)                  COST         GAINS               LOSSES           VALUE
------------------------------------------------------------------------------------------------
DECEMBER 31, 1998
     Common stocks                       $129         $ 44                $  3              $170
     Non-redeemable preferred stocks      345           10                   7               348
------------------------------------------------------------------------------------------------
         Total Equity Securities         $474         $ 54                $ 10              $518
------------------------------------------------------------------------------------------------

DECEMBER 31, 1997
     Common stocks                       $179         $ 34                $ 11              $202
     Non-redeemable preferred stocks      301           13                   4               310
------------------------------------------------------------------------------------------------
         Total Equity Securities         $480         $ 47                $ 15              $512
------------------------------------------------------------------------------------------------

     Proceeds from sales of equity securities were $212 million, $341 million and $479 million in 1998, 1997 and 1996, respectively. Gross gains of $30 million, $53 million and $64 million and gross losses of $24 million, $62 million and $11 million in 1998, 1997 and 1996, respectively, were realized on those sales.

     Mortgage Loans and Real Estate Held For Sale

     At December 31, 1998 and 1997, the Company's mortgage loan and real estate held for sale portfolios consisted of the following ($ in millions):

------------------------------------------------------------------------------------
                                                                  1998          1997
------------------------------------------------------------------------------------
Current Mortgage Loans                                          $2,370        $2,866
Underperforming Mortgage Loans                                     236             3
------------------------------------------------------------------------------------
     Total Mortgage Loans                                        2,606         2,869
------------------------------------------------------------------------------------

Real Estate Held For Sale - Foreclosed                             112           117
Real Estate Held For Sale - Investment                              31            17
------------------------------------------------------------------------------------
     Total Real Estate                                             143           134
------------------------------------------------------------------------------------

     Total Mortgage Loans and Real Estate Held for Sale         $2,749        $3,003
====================================================================================

Underperforming mortgage loans include delinquent mortgage loans, loans in the process of foreclosure, foreclosed loans and loans modified at interest rates below market.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Aggregate annual maturities on mortgage loans at December 31, 1998 are as follows:


-----------------------------------------------------------------------
YEAR ENDING DECEMBER 31,
($ in millions)
-----------------------------------------------------------------------
Past Maturity                                                    $  186
  1999                                                              188
  2000                                                              196
  2001                                                              260
  2002                                                              118
  2003                                                              206
Thereafter                                                        1,452
-----------------------------------------------------------------------
Total                                                            $2,606
=======================================================================

     Joint Venture

     In October 1997, the Company and Tishman Speyer Properties (Tishman), a worldwide real estate owner, developer and manager, formed a real estate joint venture with an initial equity commitment of $792 million. The Company and certain of its affiliates originally committed $420 million in real estate equity and $100 million in cash while Tishman originally committed $272 million in properties and cash. Both companies are serving as general partners for the venture and Tishman is primarily responsible for the venture's real estate acquisition and development efforts. The Company's carrying value of this investment was $252.4 million and $204.8 million at December 31, 1998 and 1997, respectively.

     Trading Securities

     Trading securities of the Company are held in a subsidiary that is a broker/dealer, Tribeca Investments L.L.C.

($ in millions)
-------------------------------------------------------------------------------------
TRADING SECURITIES OWNED                                          1998          1997
                                                                 ------        ------

Convertible bond arbitrage                                       $  754        $  370
Merger arbitrage                                                    427           352
Other                                                                 5            78
-------------------------------------------------------------------------------------
     Total                                                       $1,186        $  800
-------------------------------------------------------------------------------------

TRADING SECURITIES SOLD NOT YET PURCHASED

Convertible bond arbitrage                                       $  521        $  249
Merger arbitrage                                                    352           213
-------------------------------------------------------------------------------------
     Total                                                       $  873        $  462
-------------------------------------------------------------------------------------

     The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. Therefore, expected future cash flows for these assets and liabilities are expected to be realized in less than one year.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Concentrations

     At December 31, 1998 and 1997, the Company had no concentration of credit risk in a single investee exceeding 10% of consolidated shareholder's equity.

     The Company maintains a short-term investment pool for its insurance affiliates in which the Company also participates. See Note 9.

     Included in fixed maturities are below investment grade assets totaling $2.1 billion and $1.4 billion at December 31, 1998 and 1997, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds that are classified as below investment grade.

     The Company had concentrations of investments, primarily fixed maturities, in the following industries:

        -----------------------------------------------------------------------
        ($ in millions)                                   1998          1997
        -----------------------------------------------------------------------
        Banking                                          $2,131        $2,215
        Electric Utilities                                1,513         1,377
        Finance                                           1,346         1,556
        Asset-Backed Credit Cards                         1,013           778
        -----------------------------------------------------------------------

     Below investment grade assets included in the preceding table were not significant.

     At December 31, 1998 and 1997, concentrations of mortgage loans of $751 million and $794 million, respectively, were for properties located in highly populated areas in the state of California.

     Other mortgage loan investments are relatively evenly dispersed throughout the United States, with no significant holdings in any one state.

     Significant concentrations of mortgage loans by property type at December 31, 1998 and 1997 were as follows:

        ------------------------------------------------------------------------
        ($ in millions)                                    1998          1997
        ------------------------------------------------------------------------
        Office                                            $1,185        $1,382
        Agricultural                                         887           771

        ------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

     Non-Income Producing Investments

     Investments included in the consolidated balance sheets that were non-income producing for the preceding 12 months were insignificant.

     Restructured Investments

     The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 1998 and 1997. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 1998 and in 1997. Interest on these assets, included in net investment income was insignificant in 1998 and 1997.


14.  DEPOSIT FUNDS AND RESERVES

     At December 31, 1998, the Company had $25.7 billion of life and annuity deposit funds and reserves. Of that total, $13.8 billion is not subject to discretionary withdrawal based on contract terms. The remaining $11.9 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amount that is subject to discretionary withdrawal is $2.4 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $5.1 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 4.7%. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $4.4 billion of liabilities are surrenderable without charge. More than 14.2% of these relate to individual life products. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


15.  RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

     The following table reconciles net income to net cash provided by operating activities:

        --------------------------------------------------------------------------------------------------------------
        FOR THE YEAR ENDED DECEMBER 31,                                          1998           1997          1996
                                                                                 ----           ----          ----
        ($ in millions)
        --------------------------------------------------------------------------------------------------------------
        Net Income From Continuing Operations                                     $902          $839          $633
             Adjustments to reconcile net income to net cash provided by operating activities:
                 Realized gains                                                   (149)         (199)          (65)
                 Deferred federal income taxes                                      39            10            58
                 Amortization of deferred policy acquisition costs and
                 value of insurance in force                                       311           293           281
                 Additions to deferred policy acquisition costs                   (566)         (471)         (350)
                 Investment income accrued                                         (55)           14             2
                 Premium balances receivable                                         7             3            (6)
                 Insurance reserves and accrued expenses                           335           131            (1)
                 Other                                                              51           206           255
        --------------------------------------------------------------------------------------------------------------
                 Net cash provided by operating activities                         875           826           807
                 Net cash used in discontinued operations                            -             -          (350)
                 Net cash provided by operations                                  $875          $826          $457
        --------------------------------------------------------------------------------------------------------------


16.  NON-CASH INVESTING AND FINANCING ACTIVITIES

     Significant non-cash investing and financing activities include the transfer of Citigroup common stock to Citigroup preferred stock valued at $987 million in 1998 and the conversion of $119 million of real estate held for sale to other invested assets as a joint venture in 1997.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

17. OPERATING SEGMENTS

The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc.

The TRAVELERS LIFE AND ANNUITY business segment consolidates primarily the business of Travelers Insurance Company and The Travelers Life and Annuity Company. The Travelers Life and Annuity business segment offers fixed and variable deferred annuities, payout annuities and term, universal and variable life and long-term care insurance to individuals and small businesses. It also provides group pension products, including guaranteed investment contracts and group annuities for employer-sponsored retirement and savings plans.

The PRIMERICA LIFE business segment consolidates primarily the business of Primerica Life Insurance Company and National Benefit Life Insurance Company. The Primerica Life business segment offers individual life products, primarily term insurance, to customers through a nationwide sales force of approximately 80,000 full and part-time licensed Personal Financial Analysts.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1), except that management also includes receipts on long-duration contracts (universal life-type and investment contracts) as deposits along with premiums in measuring business volume.

BUSINESS SEGMENT INFORMATION:

-----------------------------------------------------------------------------------------------------------------
                                                          TRAVELERS LIFE AND   PRIMERICA LIFE
1998 ($ IN MILLIONS)                                            ANNUITY           INSURANCE          TOTAL
-----------------------------------------------------------------------------------------------------------------
Business Volume:
     Premiums                                                    $   683          $ 1,057          $ 1,740
     Deposits                                                      7,693             --              7,693
                                                                 -------          -------          -------
Total business volume                                            $ 8,376          $ 1,057          $ 9,433
Net investment income                                              1,965              220            2,185
Interest credited to contractholders                                 876               --              876
Amortization of deferred acquisition costs and value of
     insurance in force                                              115              196              311
Federal income taxes on Operating Income                             260              170              430
Operating Income (excludes realized gains or losses and
     the related FIT)                                            $   493          $   312          $   805
Segment Assets                                                   $49,646          $ 6,902          $56,548

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


-----------------------------------------------------------------------------------------------------------------
                                                          TRAVELERS LIFE AND   PRIMERICA LIFE
1997 ($ IN MILLIONS)                                            ANNUITY           INSURANCE       TOTAL
-----------------------------------------------------------------------------------------------------------------
Business Volume
     Premiums                                                   $   548         $ 1,035         $ 1,583
     Deposits                                                     5,276            --             5,276
                                                                -------         -------         -------
Total business volume                                           $ 5,824         $ 1,035         $ 6,859
Net investment income                                             1,836             201           2,037
Interest credited to contractholders                                829              --             829
Amortization of deferred acquisition costs and value of
     insurance in force                                              96             197             293
Federal income taxes on Operating Income                            221             153             374
Operating Income (excludes realized gains or losses and
     the related FIT)                                           $   427         $   283         $   710
Segment Assets                                                  $42,330         $ 7,110         $49,440
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                                           TRAVELERS LIFE AND  PRIMERICA LIFE
1996 ($ IN MILLIONS)                                            ANNUITY          INSURANCE       TOTAL
-----------------------------------------------------------------------------------------------------------------
Business Volume:
     Premiums                                                   $   357         $ 1,030         $ 1,387
     Deposits                                                     3,502            --             3,502
                                                                -------         -------         -------
Total business volume                                           $ 3,859         $ 1,030         $ 4,889
Net investment income                                             1,775             175           1,950
Interest credited to contractholders                                863              --             863
Amortization of deferred acquisition costs and value of
     insurance in force                                              83             198             281
Federal income taxes on Operating Income                            189             130             319
Operating Income (excludes realized gains or losses and
     the related FIT)                                           $   356         $   235         $   591
Segment Assets                                                  $37,564         $ 5,409         $42,973
-----------------------------------------------------------------------------------------------------------------

The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, deferred policy acquisition costs, and deferred tax assets, were not material.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



BUSINESS SEGMENT RECONCILIATION:
($ in millions)

REVENUES                                    1998          1997          1996
-------------------------------------------------------------------------------
Total business volume                      $ 9,433      $ 6,859       $ 4,889
Net investment income                        2,185        2,037         1,950
Realized investment gains                      149          199            65
Other revenues                                 440          354           284
Elimination of deposits                     (7,693)      (5,276)       (3,502)
-------------------------------------------------------------------------------
      Total revenues                       $ 4,514      $ 4,173       $ 3,686
===============================================================================

OPERATING INCOME                                 1998         1997         1996
--------------------------------------------------------------------------------
Total operating income of business segments      $805        $710         $591
Realized investment gains net of tax               97         129           42
--------------------------------------------------------------------------------
      Income from continuing operations          $902        $839         $633
================================================================================

ASSETS                                           1998         1997         1996
--------------------------------------------------------------------------------
Total assets of business segments               $56,548     $49,440      $42,973
================================================================================

REVENUE BY PRODUCTS                             1998        1997         1996
--------------------------------------------------------------------------------
Deferred Annuities                             $ 4,198     $ 3,303      $ 2,635
Group and Payout Annuities                       5,326       3,737        2,194
Individual Life & Health Insurance               2,270       2,102        1,956
Other (a)                                          413         307          403
Elimination of deposits                         (7,693)     (5,276)      (3,502)
--------------------------------------------------------------------------------
      Total Revenue                            $ 4,514     $ 4,173      $ 3,686
================================================================================

(a) Other represents revenue attributable to unallocated capital and run-off business.

The Company's revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

The Company had no transactions with a single customer representing 10% or more of its revenue.

                                  THE TRAVELERS



                        THE TRAVELERS VARIABLE ANNUITIES

                 INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACTS

                                    Issued By

                         THE TRAVELERS INSURANCE COMPANY

                           PENSION AND PROFIT-SHARING,

                       SECTION 403(b) AND SECTION 408, AND

                         DEFERRED COMPENSATION PROGRAMS

                                     PART C

                                OTHER INFORMATION


Item 28.  Financial Statements and Exhibits

(a)    There were no financial statements for the Registrant

       The consolidated financial statements of The Travelers Insurance Company and Subsidiaries and the report of Independent Auditors are contained in the Statement of Additional Information. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries include:

                  Consolidated Statements of Income for the years ended December
                       31, 1998, 1997 and 1996
                  Consolidated Balance Sheets as of December 31, 1998 and 1997 Consolidated Statements of Changes in Retained Earnings and
                       Accumulated Other Changes in Equity from Non-Owner Sources for the years ended December 31, 1998, 1997 and 1996
                  Consolidated Statements of Cash Flows for the years ended
                       December 31, 1998, 1997 and 1996
                  Notes to Consolidated Financial Statements


(b)      Exhibits

1. Resolution of The Travelers Insurance Company's Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-3, filed on April 22, 1996.)

2.       Rules and Regulations of the Registrant.

3. Custody Agreement between the Registrant and Chase Manhattan Bank, N. A., Brooklyn, New York. (Incorporated herein by reference to Exhibit 3 to Post-Effective Amendment No. 11 to the Registration Statement on Form N-3, filed on April 26, 1995.)

4. Investment Advisory Agreement between the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-3, filed on April 22, 1996.)

5(a). Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Insurance Company and CFBDS, Inc. (Incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-3, File No. 33-13052, filed February 23, 1999.)

5(b). Selling Agreement, (Incorporated herein by reference to Exhibit 3(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-60227, filed

6. Example of Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4, File No. 2-79529, filed on April 19, 1996.)

7. Example of Application. (Incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4, File No. 2-79529, filed on April 19, 1996.)

8(a). Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 3(a)(i) to the Registration Statement filed on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

8(b). By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement filed on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

12. Opinion of Counsel as to the legality of the securities being registered. (Incorporated herein by reference to Exhibit 12 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-3 filed April 29, 1997.)

13(a).   Consent of KPMG LLP, Independent Certified Public Accountants.

16. Schedule for Computation of Total Return Calculations - Standardized and Non-Standardized.(Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4 filed April 29, 1997.)

18(a). Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Heath B. McLendon, Knight Edwards, Robert E. McGill III, Lewis Mandell and Frances M. Hawk. (Incorporated herein by reference to
         Exhibit 18(a) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-3, filed on April 22, 1996.)

18(b). Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Michael A. Carpenter, Jay S. Benet, George C. Kokulis, Ian R. Stuart and Katherine M. Sullivan. (Incorporated herein by reference to Exhibit 18(b) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-3 filed February 24, 1997.)

18(c). Powers of Attorney authorizing Jay S. Fishman or Ernest J. Wright as signatory for Robert I. Lipp, Charles O. Prince, III, Marc P. Weill, Irwin R. Ettinger and Donald T. DeCarlo. (Incorporated herein by reference to Exhibit 18(c) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, filed on April 26, 1995.)

18(d) Powers of Attorney authorizing Ernest J. Wright and Kathleen A. McGah as signatory for J. Eric Daniels and Jay S. Benet.

27.      Financial Data Schedule.

Item 29.  Directors and Officers of The Travelers Insurance Company

Name and Principal                     Positions and Offices                         Positions and Offices
Business Address                       with Insurance Company                        with Registrant
------------------                     ----------------------                        ---------------------
Michael A. Carpenter**                 Director, Chairman of the Board                        --
J. Eric Daniels*                       President and Chief Executive Officer
Jay S. Benet*                          Director, Senior Vice President                        --
                                       Chief Financial Officer, Chief
                                       Accounting Officer and Controller
George C. Kokulis*                     Director and Senior Vice President                     --
Robert I. Lipp*                        Director                                               --
Katherine M. Sullivan*                 Director and Senior Vice President                     --
                                       and General Counsel
Marc P. Weill**                        Director and Senior Vice President                     --
Stuart Baritz***                       Senior Vice President                                  --
Jay S. Fishman*                        Senior Vice President                                  --
Elizabeth C. Georgakopoulos*           Senior Vice President                                  --
Barry Jacobson*                        Senior Vice President                                  --
Russell H. Johnson*                    Senior Vice President                                  --
Warren H. May*                         Senior Vice President                                  --
Christine M. Modie*                    Senior Vice President                                  --
Kathleen Preston*                      Senior Vice President                                  --
David A. Tyson*                        Senior Vice President                                  --
F. Denney Voss*                        Senior Vice President                                  --
Ambrose J. Murphy*                     Deputy General Counsel
Virginia M. Meany*                     Vice President                                         --
Selig Ehrlich*                         Vice President and Actuary                             --
Donald R. Munson, Jr.*                 Second Vice President                                  --
Anthony Cocolla                        Second Vice President                                  --
Scott R. Hansen                        Second Vice President                                  --

Ernest J. Wright*                      Vice President and Secretary                  Secretary to the Board of Managers

Kathleen A. McGah*                     Assistant Secretary and Counsel               Assistant Secretary to
                                       the Board of Managers

David A. Golino                        Second Vice President                         Principal Accounting Officer


Principal Business Address:

*   The Travelers Insurance Company                               **  Citigroup Inc.
    One Tower Square                                                  388 Greenwich Street
    Hartford, CT  06183                                               New York, N.Y. 10013

*** Travelers Portfolio Group
    1345 Avenue of the Americas
    New York, NY 10105

Item 30. Persons Controlled by or Under Common Control with the Depositor or Registrant.

Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-27689, filed April 16, 1999.


Item 31. Number of Contract Owners

As of March 31, 1999, there were no contract owners who held qualified and non-qualified contracts offered by the Registrant.


Item 32. Indemnification

Pursuant to the provisions of Article IV, Section 4.4 of the Rules and Regulations of the Registrant, indemnification is provided to members of the Board of Managers, officers and employees of the Registrant in accordance with the standards established by Sections 33-770-33-778, inclusive of the Connecticut General Statutes ("C.G.S.") relating to indemnification under the Connecticut Stock Corporation Act.

Sections 33-770 et seq. of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.


Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 33.  Business and Other Connections of Investment Adviser

Officers and Directors of Travelers Asset Management International Corporation (TAMIC), the Registrant's Investment Adviser, are set forth in the following table:

Name                                      Position with TAMIC                       Travelers Investment Group*
----                                      -------------------                       ---------------------------
Marc P. Weill                             Director and Chairman                     Executive President
                                                                                       Chief Investment Officer
David A. Tyson                            Director, President and                   Executive Vice President
                                             Chief Investment Officer
Joseph E. Rueli, Jr.                      Director, Senior Vice President           Senior Vice President
                                             and Chief Financial Officer            and Chief Financial Officer
F. Denney Voss                            Director and Senior Vice                  Senior Vice President
                                             President                              Executive Vice President
John R. Britt                             Director and Secretary                    Senior Counsel
Gene Collins                              Senior Vice President                     Senior Vice President
Thomas Hajdukiewicz                       Senior Vice President                     Senior Vice President
Glenn N. Marchak                          Senior Vice President                     Senior Vice President
Joseph M. Mullally                        Senior Vice President                     Senior Vice President
Kathryn D. Karlic                         Senior Vice President                     Vice President
David R. Miller                           Senior Vice President                     First Vice President
Jordan M. Stitzer                         Senior Vice President                     Senior Vice President
David Amaral                              Vice President                            Trader
John R. Calcagni                          Vice President                            First Vice President
Allen R. Cantrell                         Vice President                            Vice President
A. William Carnduff                       Vice President                            Vice President
Angela Pellegrini Degis                   Vice President                            Vice President
Craig Farnsworth                          Vice President                            First Vice President
Bruce E. Fox                              Vice President                            Vice President
Carl Franzetti                            Vice President                            First Vice President
Kothandaraman Ganesh                      Vice President                            Vice President
John F. Gilsenan                          Vice President                            First Vice President
Kimerly M. Polak Guerrero                 Vice President                            Vice President
John F. Green                             Vice President                            Vice President
Edward Hinchliffe III                     Vice President and Cashier                Vice President
Richard E. John                           Vice President                            Vice President
Kurt Lin                                  Vice President                            Vice President
David R. Martin                           Vice President                            Vice President
Paul A. Mataras                           Vice President                            Vice President
Emil J. Molinaro                          Vice President                            First Vice President
John W. Petchler                          Vice President                            First Vice President
Steven A. Rosen                           Vice President                            Vice President
Andrew Sanford                            Vice President                            Vice President
Eric L. Sappenfield                       Vice President                            Trader
Charles H. Silverstein                    Vice President                            Vice President
Robert Simmons                            Vice President                            Vice President
Joel Strauch                              Vice President                            Vice President

Name                                      Position with TAMIC                       Travelers Investment Group*
----                                      -------------------                       ---------------------------
Teresa M. Torrey                          Vice President                            First Vice President
Pamela D. Westmoreland                    Vice President                            Vice President
William M. Gardner                        Assistant Vice President                  Private Placement Officer
Jeremy C. Hughes                          Assistant Vice President                  Trader
Matthew J. McInerny                       Assistant Vice President                  Private Placement Officer
Lisa A. Thomas                            Assistant Vice President                  Assistant Vice President
William H. White                          Treasurer                                 Vice President and Treasurer
Charles B. Chamberlain                    Assistant Treasurer                       Assistant Treasurer
George M. Quaggin, Jr.                    Assistant Treasurer                       Assistant Treasurer
Marla A. Berman                           Assistant Secretary                       Assistant General Counsel
Andrew Feldman                            Assistant Secretary                       Senior Counsel, Corporate Staff
Millie Kim                                Assistant Secretary                       General Counsel
Patricia A. Uzzel                         Compliance Officer                        Assistant Vice President and
                                                                                    Investment Compliance Officer
Frank J. Fazzina                          Controller                                Vice President



* Positions held with Travelers Investment Group Inc., 388 Greenwich Street, New York, N.Y.


Item 34.  Principal Underwriter

(a)          CFBDS, Inc.
             21 Milk Street
             Boston, MA 02109

CFBDS, the Registrant's Distributor, is also the distributor for CitiFundsSM International Growth & Income Portfolio, CitiFundsSM International Growth Portfolio, CitiFundsSM U.S. Treasury Reserves, CitiFundsSM Cash Reserves, CitiFundsSM Premium U.S. Treasury Reserves, CitiFundsSM Premium Liquid Reserves, CitiFundsSM Institutional U.S. Treasury Reserves, CitiFundsSM Institutional Liquid Reserves, CitiFundsSM Institutional Cash Reserves, CitiFundsSM Tax Free Reserves, CitiFundsSM Institutional Tax Free Reserves, CitiFundsSM California Tax Free Reserves, CitiFundsSM Connecticut Tax Free Reserves, CitiFundsSM New York Tax Free Reserves, CitiFundsSM New York Tax Free Income Portfolio, CitiFundsSM National Tax Free Income Portfolio, CitiFundsSM California Tax Free Income Portfolio, CitiFundsSM Intermediate Income Portfolio, CitiFundsSM Balanced Portfolio, CitiFundsSM Small Cap Value Portfolio, CitiFundsSM Growth & Income Portfolio, CitiFundsSM Large Cap Growth Portfolio, CitiFundsSM Small Cap Growth Portfolio, CitiSelect VIP Folio 200, CitiSelect VIP Folio 300, CitiSelect VIP Folio 400, CitiSelect VIP Folio 500, CitiFundsSM Small Cap Growth VIP Portfolio, CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400, and CitiSelect Folio 500. CFBDS is also the placement agent for Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio, Short-Term Portfolio, Growth & Income Portfolio, U.S. Fixed Income Portfolio, Large Cap Growth Portfolio, Small Cap Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Government Income Portfolio, Tax Free Reserves Portfolio, Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio. CFBDS also serves as the distributor for the following funds: The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers

Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities, The Travelers Timed Bond Account for Variable Annuities, Emerging Growth Fund, Government Fund, Growth and Income Fund, International Equity Fund, Municipal Fund, Balanced Investments, Emerging Markets Equity Investments, Government Money Investments, High Yield Investments, Intermediate Fixed Income Investments, International Equity Investments, International Fixed Income Investments, Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Long-Term Bond Investments, Mortgage Backed Investments, Municipal Bond Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, Appreciation Portfolio, Diversified Strategic Income Portfolio, Emerging Growth Portfolio, Equity Income Portfolio, Equity Index Portfolio, Growth & Income Portfolio, Intermediate High Grade Portfolio, International Equity Portfolio, Money Market Portfolio, Total Return Portfolio, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund, Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Balanced Portfolio, Conservative Portfolio, Growth Portfolio, High Growth Portfolio, Income Portfolio, Global Portfolio, Select Balanced Portfolio, Select Conservative Portfolio, Select Growth Portfolio, Select High Growth Portfolio, Select Income Portfolio, Concert Social Awareness Fund, Smith Barney Large Cap Blend Fund, Smith Barney Fundamental Value Fund Inc., Large Cap Value Fund, Short-Term High Grade Bond Fund, U.S. Government Securities Fund, Smith Barney Balanced Fund, Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Exchange Reserve Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Total Return Bond Fund, Cash Portfolio, Government Portfolio, Municipal Portfolio, Concert Peachtree Growth Fund, Smith Barney Contrarian Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Small Cap Value Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Special Equities Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney S&P 500 Index Fund, Smith Barney Mid Cap Blend Fund, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Cash Portfolio, Government Portfolio, Retirement Portfolio, California Money Market Portfolio, Florida Portfolio, Georgia Portfolio, Limited Term Portfolio, New York Money Market Portfolio, New York Portfolio, Pennsylvania Portfolio, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Natural Resources Fund Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Zeros Plus Emerging Growth Series 2000, Smith Barney Security and Growth Fund, Smith Barney Small Cap Blend Fund, Inc., Smith Barney Telecommunications Income Fund, Income and Growth Portfolio, Reserve Account Portfolio, U.S. Government/High Quality Securities Portfolio, Emerging Markets Portfolio, European Portfolio, Global Government Bond Portfolio, International Balanced Portfolio, International Equity Portfolio, Pacific Portfolio, AIM Capital Appreciation Portfolio, Alliance Growth Portfolio, GT Global Strategic Income Portfolio, MFS Total Return Portfolio, Putnam Diversified Income Portfolio, Smith Barney High Income Portfolio, Smith Barney Large Cap Value Portfolio, Smith Barney International Equity Portfolio, Smith Barney Large Capitalization Growth Portfolio, Smith Barney Money Market Portfolio, Smith Barney Pacific Basin Portfolio, TBC Managed Income Portfolio, Van Kampen American Capital Enterprise Portfolio, Centurion Tax-Managed U.S. Equity Fund, Centurion Tax-Managed International Equity Fund, Centurion U.S. Protection Fund, Centurion International Protection Fund, Global High-Yield Bond Fund, International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond

Fund, Global Dimensions Fund L.P., Citicorp Private Equity L.P., AIM V.I. Capital Appreciation Fund, AIM V.I. Government Series Fund, AIM V.I. Growth Fund, AIM V.I. International Equity Fund, AIM V.I. Value Fund, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio, Fidelity VIP Equity Income Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP II Contrafund Portfolio, Fidelity VIP II Index 500 Portfolio, MFS World Government Series, MFS Money Market Series, MFS Bond Series, MFS Total Return Series, MFS Research Series, MFS Emerging Growth Series, Salomon Brothers Institutional Money Market Fund, Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Total Return Fund, Salomon Brothers Asia Growth Fund, Salomon Brothers Capital Fund Inc, Salomon Brothers Investors Fund Inc, Salomon Brothers Opportunity Fund Inc, Salomon Brothers Institutional High Yield Bond Fund, Salomon Brothers Institutional Emerging Markets Debt Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund, and Salomon Brothers Variable Asia Growth Fund.


(b) The information required by this Item 29 with respect to each director and officer of CFBDS, Inc. is incorporated by reference to Schedule A of Form BD filed by CFBDS pursuant to the Securities and Exchange Act of 1934 (File No. 8-32417).


(c)      Not Applicable



Item 35.  Location of Accounts and Records

(1)      The Travelers Insurance Company
         One Tower Square
         Hartford, Connecticut  06183

(2)      Chase Manhattan Bank, N. A.
         Chase MetroTech Center
         Brooklyn, New York   11245



Item 36.  Management Services

         Inapplicable.

Item 37.  Undertakings

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-3 promptly upon written or oral request.

The Company hereby represents:

(a) That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, State of Connecticut, on the 23rd day of April, 1999.



             THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES
                                  (Registrant)



                                       By: *HEATH B. McLENDON
                                           ---------------------------------
                                           Heath B. McLendon
                                           Chairman of the Board of Managers


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this Registration Statement has been signed below by the following persons in the capacities indicated on April 23rd, 1999.

*HEATH B. McLENDON                                   Chairman, Board of Managers
---------------------------------
      (Heath B. McLendon)

*KNIGHT EDWARDS                                      Member, Board of Managers
---------------------------------
       (Knight Edwards)

*ROBERT E. McGILL, III                               Member, Board of Managers
---------------------------------
     (Robert E. McGill, III)

*LEWIS MANDELL                                       Member, Board of Managers
---------------------------------
        (Lewis Mandell)

*FRANCES M. HAWK                                     Member, Board of Managers
---------------------------------
       (Frances M. Hawk)



*By:/s/Ernest J. Wright, Attorney-in-Fact
       Secretary, Board of Managers

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, State of Connecticut, on the 23rd day of April, 1999.


                         THE TRAVELERS INSURANCE COMPANY
                               (Insurance Company)


                          By: *JAY S. BENET
                              ----------------------------------------------
                              Jay S. Benet
                              Senior Vice President, Chief Financial Officer Chief Accounting Officer and Controller


As required by the Securities Act of 1933, this post-effective amendment to this registration statement has been signed by the following persons in the capacities indicated on the 23rd day of April 1999.


*MICHAEL A. CARPENTER                                    Director and Chairman of the Board
---------------------------
   (Michael A. Carpenter)

*J. ERIC DANIELS                                         Director, President and Chief Executive Officer
---------------------------
    (J. Eric Daniels)

*JAY S. BENET                                            Director, Senior Vice President, Chief
---------------------------                              Financial Officer, Chief Accounting Officer
     (Jay S. Benet)                                      and Controller


*GEORGE C. KOKULIS                                       Director
---------------------------
   (George C. Kokulis

*ROBERT I. LIPP                                          Director
---------------------------
   (Robert I. Lipp)

*KATHERINE M. SULLIVAN                                   Director, Senior Vice President and
---------------------------                              General Counsel
  (Katherine M. Sullivan)

*MARC P. WEILL                                           Director
---------------------------
   (Marc P. Weill)



*  By: /s/Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX
                                  -------------

Exhibit
   No              Description                                                                    Method of Filing
-------            -----------                                                                    ----------------
2.                 Rules and Regulations of the Registrant.                                       Electronically

13(a).             Consent of KPMG LLP, Independent Certified Public Accountants                  Electronically

18(d).             Powers of Attorney authorizing Ernest J. Wright or Kathleen A.                 Electronically
                   McGah as signatory for J. Eric Daniels and Jay S Benet.

27                 Financial Data Schedule.                                                       Electronically